Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	true
Amendment Description	N.A.
Current Fiscal Year End Date	--12-31
Entity Central Index Key	0000818686
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Registrant Name	TEVA PHARMACEUTICAL INDUSTRIES LTD
Trading Symbol	TEVA
Entity Voluntary Filers	Yes
Entity Well Known Seasoned Issuer	Yes
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q4
Entity Common Stock Shares Outstanding	941,985,166

CONSOLIDATED STATEMENTS OF INCOME (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF INCOME
Net revenues	$ 18,312	$ 16,121	$ 13,899
Cost of sales	8,797	7,056	6,532
Gross Profit	9,515	9,065	7,367
Research and development expenses, net	1,095	951	825
Selling and marketing expenses	3,478	2,968	2,676
General and administrative expenses	932	865	823
Legal settlements, acquisition and restructuring expense and impairment	901	410	638
Operating income	3,109	3,871	2,405
Financial expenses - net	153	225	202
Income before income taxes	2,956	3,646	2,203
Provision for income taxes	127	283	166
Share in losses of associated companies - net	61	24	33
Net income	2,768	3,339	2,004
Net income attributable to non-controlling interests	9	8	4
Net income attributable to Teva	$ 2,759	$ 3,331	$ 2,000
Earnings per share attributable to Teva:
Basic	$ 3.1	$ 3.72	$ 2.29
Diluted	$ 3.09	$ 3.67	$ 2.23
Weighted average number of shares (in millions):
Basic	890	896	872
Diluted	893	921	896

CONSOLIDATED BALANCE SHEETS (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 1,096	$ 1,248
Accounts receivable	6,213	5,476
Inventories	5,012	3,866
Deferred taxes and other current assets	2,132	1,452
Total current assets	14,453	12,042
Long-term investments and receivables	991	632
Deferred taxes, deferred charges and other assets	142	138
Property, plant and equipment, net	5,947	4,357
Identifiable intangible assets, net	10,316	5,751
Goodwill	18,293	15,232
Total assets	50,142	38,152
Current liabilities:
Short-term debt and current maturities of long term liabilities	3,749	1,432
Convertible senior debentures-short term	531	1,339
Sales reserves and allowances	4,428	3,403
Accounts payable and accruals	3,743	2,467
Other current liabilities	1,396	1,053
Total current liabilities	13,847	9,694
Long-term liabilities:
Deferred income taxes	2,610	1,348
Other taxes and long term payables	1,106	998
Senior notes and loans	10,236	4,110
Total long term liabilities	13,952	6,456
Total liabilities	27,799	16,150
Teva shareholders' equity:
Ordinary shares	50	49
Additional paid-in capital	13,374	13,246
Retained earnings	11,284	9,325
Accumulated other comprehensive income (loss)	(589)	350
Treasury shares	(1,924)	(1,023)
Stockholders' equity attributable to Teva shareholders	22,195	21,947
Non-controlling interests	148	55
Total equity	22,343	22,002
Total liabilities and equity	$ 50,142	$ 38,152

CONSOLIDATED BALANCE SHEETS (Parenthetical) (ILS) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Ordinary shares, authorized	2,500
Ordinary shares, issued	942	937
Treasury, shares	59	40
Common Stock, Par or Stated Value Per Share	0.1	0.1

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (USD $) In Millions, except Share data, unless otherwise specified	Total	Common Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Treasury Stock	Parent	Noncontrolling Interest
Balance as of at Dec. 31, 2008	$ 16,438	$ 48	$ 11,673	$ 5,191	$ 390	$ 924	$ 16,378	$ 60
Shares, balance as of at Dec. 31, 2008		889,000,000
Comprehensive income:
Net income	2,004			2,000			2,000	4
Currency Translation Adjustment	121				122		122	(1)
Unrealized gains from available-for-sale securities, net	30				30		30
Other comprehensive income	13				13		13
Total comprehensive income	2,168						2,165	3
Exercise of options and RSUs by employees	169	0	169				169
Exercise of options and RSUs by employees, shares		7,000,000
Stock-based compensation expense	54		54				54
Dividends	(529)			(529)			(529)
Disposition of non-controlling interests	(26)							(26)
Conversion of convertible senior debentures, value	965	1	964				965
Conversion of convertible senior debentures, shares		27,000,000
Other Equity	20	0	20				20
Stock Holders Equity Other Shares		0
Balance as of at Dec. 31, 2009	19,259	49	12,880	6,662	555	924	19,222	37
Shares, balance as of at Dec. 31, 2009		923,000,000
Comprehensive income:
Net income	3,339			3,331			3,331	8
Currency Translation Adjustment	(145)				(145)		(145)	0
Unrealized gains from available-for-sale securities, net	37				37		37
Unrealized gain (loss) from cash flow hedge	(70)				(70)		(70)
Other comprehensive income	(27)				(27)		(27)
Total comprehensive income	3,134						3,126	8
Exercise of options and RSUs by employees	180	0	180				180
Exercise of options and RSUs by employees, shares		7,000,000
Stock-based compensation expense	80		80				80
Dividends	(673)			(668)			(668)	(5)
Acquisition of non-controlling interest	15							15
Conversion of convertible senior debentures, value	92	0	92				92
Conversion of convertible senior debentures, shares		3,000,000
Treasury shares	99					99	99
Other Equity	14	0	14				14
Stock Holders Equity Other Shares		4,000,000
Balance as of at Dec. 31, 2010	22,002	49	13,246	9,325	350	1,023	21,947	55
Shares, balance as of at Dec. 31, 2010		937,000,000
Comprehensive income:
Net income	2,768			2,759			2,759	9
Currency Translation Adjustment	(844)				(841)		(841)	(3)
Unrealized gains from available-for-sale securities, net	(115)				(115)		(115)
Unrealized gain (loss) from cash flow hedge	40				40		40
Other comprehensive income	(23)				(23)		(23)
Total comprehensive income	1,826						1,820	6
Exercise of options and RSUs by employees	71	0	71				71
Exercise of options and RSUs by employees, shares		3,000,000
Stock-based compensation expense	91		91				91
Dividends	(800)			(800)			(800)
Acquisition of non-controlling interest	(75)		(55)				(55)	(20)
Disposition of non-controlling interests	(15)							(15)
Conversion of convertible senior debentures, value	12	0	12				12
Conversion of convertible senior debentures, shares		2,000,000
Treasury shares	901					901	901
Other Equity	3	1	9				10	(7)
Stock Holders Equity Other Shares		0
Noncontrolling Interests arising from Business Combination	129						0	129
Balance as of at Dec. 31, 2011	$ 22,343	$ 50	$ 13,374	$ 11,284	$ (589)	$ 1,924	$ 22,195	$ 148
Shares, balance as of at Dec. 31, 2011		942,000,000

CONSOLIDATED STATEMENTS OF CASH FLOW (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities:
Net income	$ 2,768	$ 3,339	$ 2,004
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	1,069	977	908
Net change in working capital items	597	(253)	445
Deferred Income Taxes Net And Uncertain Tax Positions	(500)	(199)	(140)
Impairment of long lived assets	201	124	110
Stock-based compensation	91	80	54
Other non-cash items	115	123	16
Gain From Revaluation Of Investments	(135)	0	0
Gain from sale of long lived assets and investments	(72)	(55)	(24)
Net cash provided by operating activities	4,134	4,136	3,373
Investing activities:
Acquisitions of subsidiaries, net of cash acquired	(6,561)	(4,951)	0
Purchase of property, plant and equipment	(1,053)	(710)	(719)
Purchase of investments and other assets	(217)	(436)	(433)
Proceeds From Sales of Long Lived Assets And Investments	279	700	271
Other items-net	(49)	(58)	(35)
Net cash used in investing activities	(7,601)	(5,455)	(916)
Financing activities:
Proceeds From Senior Notes Net Of Issuance Costs	5,723	2,492	0
Purchase of treasury shares	(899)	(99)	0
Net change in short-term credit	(124)	626	(2,002)
Dividends paid	(800)	(668)	(529)
Proceeds from exercise of options by employees	71	180	169
Proceeds From Long Term Loans And Other Long Term Liabilities	1,000	45	445
Redemption of convertible debentures	(814)	(45)	0
Repayment of long-term loans And Other Long Term Liabilities	(751)	(1,972)	(325)
Other financing activities	5	14	19
Purchase of Non-controlling Interest	(75)	0	(42)
Net cash provided by (used in) financing activities	3,336	573	(2,265)
Translation adjustment on cash and cash equivalents	(21)	(1)	(51)
Net change in cash and cash equivalents	(152)	(747)	141
Balance of cash and cash equivalents at beginning of period	1,248	1,995	1,854
Balance of cash and cash equivalents at end of period	1,096	1,248	1,995
Supplemental disclosure of cash flow information
Interest paid	230	186	191
Income taxes paid, net of refunds	276	354	(16)
Net change in working capital items, net of acquisition and divestitures
Accounts receivable net of sales reserves and allowances	704	7	(150)
Iinventories	(762)	(124)	(139)
Other current assets	(240)	51	137
Accounts payable and accruals and other current liabilities	543	(295)	295
Inventory Step Up	352	108	302
Net change in working capital items	$ 597	$ (253)	$ 445

CONSOLIDATED STATEMENTS OF CASH FLOW (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statement of Cash Flows
Principal amount of convertible senior debentures	$ 12	$ 136	$ 965
Debt conversion instrument shares issued converted	2	3	27
Issuance cost, senior notes		6
Senior Notes Issuance Costs	$ 18

SIGNIFICANT ACCOUNTING POLICIES	0 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies

NOTE 1—SIGNIFICANT ACCOUNTING POLICIES:

a.       General:

Operations

Teva Pharmaceutical Industries Limited (the “Parent Company”), headquartered in Israel, together with its subsidiaries and associated companies (the “Company”, “Teva” or the “Group”), is engaged in the development, manufacturing, marketing and distribution of pharmaceuticals. The majority of the Group's revenues are in the United States and Europe. The Group's main manufacturing facilities are located in Israel, Hungary, United States, Germany, Canada, Ireland, the United Kingdom, the Czech Republic, Croatia and Poland.

Accounting principles

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).

Functional currency

A major part of the Group's operations is carried out by the Company and its subsidiaries in the United States and Israel. The functional currency of these entities is the U.S. dollar (“dollar” or “$”).

The functional currency of the remaining subsidiaries and associated companies in most instances is their local currency. The financial statements of those companies are included in consolidation, based on translation into U.S. dollars. Assets and liabilities are translated at year-end exchange rates, while revenues and expenses are translated at monthly average exchange rates during the year. Differences resulting from translation are presented in equity, under accumulated other comprehensive income (loss).

The financial statements of subsidiaries in a highly inflationary economy are remeasured as if the functional currency was the U.S. dollar, Teva's reporting currency. A highly inflationary economy is one that has cumulative inflation of approximately 100 percent or more over a 3-year period.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reported years. Actual results could differ from those estimates.

As applicable to these consolidated financial statements, the most significant estimates and assumptions relate to sales reserves and allowances, uncertain tax positions, intangible assets, purchase price allocation on acquisitions, contingencies and valuation of goodwill.

b.       Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its majority- owned subsidiaries and Variable Interest Entities ("VIEs") for which the Company is considered the primary beneficiary.

Intercompany transactions and balances are eliminated in consolidation; profits from intercompany sales, not yet realized outside the Group, are also eliminated.

c.       Investee companies:

Investments in entities in which the Company has a significant influence are accounted for using the equity method and included within "long-term investments and receivables". Under the equity method, the Company generally recognizes its proportionate share of income or loss of the entity. Other non-marketable equity investments are carried at cost. The Company also reviews these investments for impairment whenever events indicate the carrying amount may not be recoverable.

d.       Cash and cash equivalents:

All highly liquid investments, which include short-term bank deposits and money market instruments, that are not restricted as to withdrawal or use, and short-term debentures, the period to maturity of which did not exceed three months at the time of investment, are considered to be cash equivalents.

e.       Inventories:

Inventories are valued at the lower of cost or market. Cost of raw and packaging materials and purchased products is determined mainly on a “moving average” basis. Cost of finished products and products in process is determined as follows: the raw and packaging materials component—mainly on a “moving average” basis; the capitalized production costs component—mainly on an average basis over the production period.

Inventories acquired in a business combination are stepped-up to their estimated fair value less profit for sales efforts and amortized to cost of sales as that inventory is sold.

f.       Marketable securities:

Marketable securities consist mainly of money market funds, debt securities and equity securities classified as available-for-sale and are recorded at fair value. The fair value of quoted securities is based on current market value. When securities do not have an active market, fair value is determined using a valuation model. This model is based on reference to other instruments with similar characteristics, or a discounted cash flow analysis, or other pricing models making use of market inputs and relying as little as possible on entity-specific inputs. Changes in fair value, net of taxes, are reflected in other comprehensive income (loss).

For declines in the fair value of equity securities that are considered other-than-temporary, impairment losses are charged to financial expense, net. The Company considers available evidence in evaluating potential impairments of its investments, including the duration and extent to which fair value is less than cost, and for equity securities, the Company's ability and intent to hold the investment. For debt securities, an other-than-temporary impairment has occurred if the

Company does not expect to recover the entire amortized cost basis of the debt security. If the Company does not intend to sell the impaired debt security, and it is not more likely than not it will be required to sell the debt security before the recovery of its amortized cost basis, the amount of the other-than-temporary impairment recognized in earnings, recorded in financial expense, net, is limited to the portion attributed to credit loss. The remaining portion of the other-than-temporary impairment related to other factors is recognized in other comprehensive income (loss). Realized gains and losses for both debt and equity securities are included in financial expense, net.

g.       Property, plant and equipment:

Property, plant and equipment are stated at cost, after deduction of the related investment grants, and depreciated using the straight-line method over the estimated useful life of the assets: buildings, mainly 40 years; machinery and equipment, between 15 to 20 years; and other assets, between 5 to 10 years.

h.       Goodwill:

Goodwill reflects the excess of the consideration paid or transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Goodwill is not amortized but rather is tested for impairment annually per reporting unit at the end of each year, or whenever events or circumstances present an indication of impairment.

The goodwill impairment test is applied by performing a qualitative assessment before calculating the fair value of the reporting unit. If, on the basis of qualitative factors, it is not more likely than not that the fair value of the reporting unit is less than the carrying amount, further testing of goodwill for impairment would not be required. If it is determined that it is more likely than not the fair value of the reporting unit fair value is less than the carrying amount of the goodwill, then the goodwill impairment test is applied using a two-step approach. If the reporting unit carrying amount exceeds the fair value, the second step of the goodwill impairment test will be performed to measure the amount of the impairment, if any.

i.       Identifiable intangible assets:

Identifiable intangible assets are comprised of definite life intangible assets and indefinite life intangible assets.

Definite life intangible assets consist mainly of acquired product rights and other rights relating to products in respect of which an approval for marketing was received from the U.S. Food and Drug Administration (“FDA”) or the equivalent agencies in other countries.

Definite life intangible assets are amortized using mainly the straight-line method over their estimated period of useful life which is determined by identifying the period in which substantially all of the cash flows are expected to be generated. Amortization of acquired developed products is recorded under cost of sales. Amortization of marketing and distribution rights is recorded under selling and marketing expenses.

Indefinite life intangible assets are comprised of trade names and research and development in-process. Indefinite life intangible assets are not amortized but rather are tested for impairment annually at December 31 of each year, or whenever events or circumstances present an indication of impairment.

Acquired research and development in-process in a business combination is capitalized. Upon initial recognition, these assets are treated similarly to indefinite life intangible assets until the related research and development efforts are either completed or abandoned. In the reporting period where they are treated as indefinite life intangible assets, they are not amortized but rather are tested for impairment annually at the end of each year, or whenever events or circumstances present an indication of impairment. Upon completion or abandonment of the related research and development efforts, management determines the remaining useful life of the intangible assets and amortizes them accordingly.

j.       Contingencies:

The Company and certain of its subsidiaries are involved in various patent, product liability, consumer, commercial, and environmental claims; government investigations; and other legal proceedings that arise from time to time in the ordinary course of our business. Except for income tax contingencies, we record accruals for these type of contingencies to the extent that we conclude their occurrence is probable and that the related liabilities are estimable. We record anticipated recoveries under existing insurance contracts when assured of recovery.

k.       Tax contingencies:

TThe Company records accruals for uncertain tax positions. Those accruals are recorded to the extent that the Company concludes that a tax position is not sustainable under a “more-likely-than-not” standard. In addition, the Company classifies interest and penalties recognized in the financial statements relating to uncertain tax positions under the provision for income taxes.

l.       Impairment in value of long-lived assets:

The Company tests long-lived assets, other than goodwill, including definite life intangible assets, for impairment, whenever events or circumstances present an indication of impairment. For indefinite life intangible assets, the impairment test consists of a comparison of the fair value of the intangible assets to their carrying amounts. When required, the Company records charges for impairment of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets (see also notes 6 and 7).

m.       Convertible senior debentures:

The Company separates the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) so that the interest on the Company's convertible debt is at a market rate. This accounting treatment results in the bifurcation of the convertible debt security into a debt component (which is recorded at an amount lower than its face amount) and an equity component. The debt component is accreted over the period until the debt is first due or putable by the holder, with accretion of the resulting discount on the debt recognized as part of interest expense in the consolidated statements of income.

n.       Comprehensive income:

Comprehensive income, net of related taxes where applicable, includes, in addition to net income: (i) currency translation adjustments; (ii) unrealized holding gains, losses on available-for-sale securities and non credit risk; (iii) gains in respect of derivative instruments designated as a cash flow hedge and (iv) additional minimum pension liability.

o.       Treasury shares:

Treasury shares are presented as a reduction of Teva shareholders' equity and carried at their cost to Teva, under “Treasury shares”.

p.       Stock-based compensation:

The Company measures and recognizes compensation expense for share-based awards based on estimated fair values on the date of grant using the Black-Scholes option-pricing model. This option pricing model requires estimates as to the option's expected life and the price volatility of the underlying stock.

 Teva values restricted stock units (“RSUs”) based on the market value of the underlying stock at the date of grant, less an estimate of dividends that will not accrue to RSUs holders prior to vesting. Teva recognizes the estimated fair value of option-based awards and RSUs, net of estimated forfeitures, under stock-based compensation costs.

q.       Revenue recognition:

The Company recognizes revenues from product sales, including sales to distributors when persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable and collectability is reasonably assured. This generally occurs when products are shipped and title and risk and rewards for the products are transferred to the customer.

Revenues from product sales are recorded net of provisions for estimated chargebacks, rebates, returns, cash discounts and other deductions, such as shelf stock adjustments, which can be reasonably estimated. When sales provisions are not considered reasonably estimable by Teva, the revenue is deferred to a future period when more information is available to evaluate the impact.

Provisions for chargebacks, rebates including Medicaid and other governmental program discounts, including those required by the U.S. health care reform, rebates and other promotional items, such as shelf stock adjustments, are included in “sales reserves and allowances” under “current liabilities”. These provisions are recognized concurrently with the sales of products. Provisions for doubtful debts and prompt payment discounts are netted against “accounts receivable.”

Calculations for these deductions from sales are based on historical experience and the specific terms in the individual agreements. Chargebacks and rebates are the largest components of sales reserves and allowances. Provisions for estimating chargebacks are determined using historical chargeback experience, or expected chargeback levels and wholesaler sales information for new products, which are compared to externally obtained distribution channel reports for reasonableness. Rebates are recognized based on contractual obligations in place at the time of sales with consideration given to relevant factors that may affect the payment as well as historical experience for estimated market activity. Shelf-stock adjustments are granted to customers based on the existing inventory of a customer following decreases in the invoice or contract price of the related product and are estimated based on expected market performance. Teva records a reserve for estimated sales returns by applying historical experience of customer returns to the amounts invoiced and the amount of returned products to be destroyed versus products that can be placed back in inventory for resale.

Revenue resulting from the achievement of milestone events stipulated in the agreements is recognized when the milestone is achieved. Milestones are based upon the occurrence of a substantive element specified in the contract or as a measure of substantive progress towards completion under the contract.

Revenues and other arrangements from licensees, sales of licensed products and technology, are recorded in accordance with the contract terms, when third-party sales can be reliably measured and collection of the funds is reasonably assured.

Royalties, payments for research and development services, up-front fees and milestone payments amounted to $383 million, $162 million and $173 million in the years ended December 31, 2011, 2010 and 2009, respectively.

r.       Research and development expenses:

Research and development expenses are charged to income as incurred. Participations and grants in respect of research and development expenses are recognized as a reduction of research and development expenses as the related costs are incurred, or as the related milestone is met. Upfront fees received in connection with cooperation agreements are deferred and recognized over the period of the applicable agreements as a reduction of research and development expenses.

Advance payments for goods or services that will be used or rendered for future research and development activities are deferred and capitalized. Such amounts are recognized as an expense as the related goods are delivered or the services are performed.

Research and development in-process acquired as part of an asset purchase, which has not reached technological feasibility and has no alternative future use, is expensed as incurred.

s.       Shipping and handling costs:

Shipping and handling costs, which amounted to $236 million, $202 million and $158 million for the years ended December 31, 2011, 2010 and 2009, respectively, are included in selling and marketing expenses.

t.       Advertising expenses:

Advertising expenses are charged to income as incurred. Advertising expenses for the years ended December 31, 2011, 2010 and 2009 were $248 million, $243 million and $212 million, respectively.

u<>.       Deferred income taxes:

<>Deferred taxes are determined utilizing the “asset and liability” method based on the estimated future tax effects of temporary differences between the financial accounting and tax bases of assets and liabilities under the applicable tax laws, and on tax rates anticipated to be in effect when the deferred taxes are expected to be paid or realized. A valuation allowance is provided if, based upon the weight of available evidence, it is “more likely than not” that a portion of the deferred tax assets will not be realized. In the event that a valuation allowance relating to a business acquisition is subsequently reduced, the adjustment is recognized in the statement of income. Deferred tax liabilities and assets are classified as current or non-current based on the classification of the related asset or liability for financial reporting, or according to the expected reversal dates of the specific temporary differences where appropriate.

<>Deferred tax has not been provided on the following items:

<>(1) Taxes that would apply in the event of disposal of investments in subsidiaries, as it is generally the Company's intention to hold these investments, not to realize them.

<>(2) Amounts of tax-exempt income generated from the Company's current approved enterprises (see note 14f) as Teva intends to permanently reinvest these and does not intend to distribute dividends from such income. If these dividends were to be paid, the Company would have to pay additional taxes at a rate up to 15% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

<>(3) Dividends distributable from the income of foreign subsidiaries in the Group, as the Company does not expect these subsidiaries to regularly distribute dividends in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes at a rate of up to 25% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

v.       Earnings per share:

Basic earnings per share are computed by dividing the net income attributable to Teva by the weighted average number of ordinary shares (including special shares exchangeable into ordinary shares and fully vested RSUs) outstanding during the year, net of treasury shares.

In computing diluted earnings per share, basic earnings per share are adjusted to take into account the potential dilution that could occur upon: (i) the exercise of options and non-vested RSUs granted under employee stock compensation plans and one series of convertible senior debentures, using the treasury stock method; and (ii) the conversion of the remaining convertible senior debentures and subordinated notes using the “if-converted” method, by adding to net income interest expense on the debentures and amortization of issuance costs, net of tax benefits, and by adding the weighted average number of shares issuable upon assumed conversion of the debentures and subordinated notes.

w.       Concentration of credit risks:

Most of the Group's cash, cash equivalents and marketable securities (which amounted to $1.7 billion at December 31, 2011) were deposited with European, U.S. and Israeli banks and financial institutions and were comprised mainly of cash deposits.

The pharmaceutical industry, particularly in the U.S., has been significantly affected by consolidation among managed care providers, large pharmacy chains, wholesaling organizations and other buyer groups. The U.S. market constitutes approximately 48% of our consolidated revenues and 2% of total trade accounts net of sales reserves and allowances. The exposure of credit risks relating to other trade receivables is limited, due to the relatively large number of Group customers and their wide geographic distribution. The Group performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts and generally does not require collateral. An appropriate allowance for doubtful accounts is included in the accounts.

x.       Derivatives:

Teva carries out transactions involving foreign exchange derivative financial instruments (mainly forward exchange contracts and written and purchased currency options and swaps). The transactions are designed to hedge the currency exposure of the Company.

Derivatives that do not qualify for hedge accounting are recognized on the balance sheet at their fair value, with changes in the fair value recognized as a component of “financial expenses—net” in the statements of income. Derivatives that qualify as a fair value hedge are recognized on the balance sheet at their fair value, with changes in the fair value reported with the carrying amount of the hedged asset or liability.

For derivatives that qualify as cash-flow hedges, the effective portion of these derivatives' fair value is initially reported as a component of other comprehensive income and is subsequently recognized when the hedged exposure is recognized in the statements of income.

For derivatives that do not qualify for hedge accounting, the cash flows associated with these derivatives are reflected as cash flows from operating activities in the statements of cash flows.

For derivatives that qualify for hedge accounting, the cash flows associated with these derivatives are reported consistently with the classification of cash flows from the underlying hedged items that these derivatives are hedging.

y.       Fair value measurement:

The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

z.       Collaborative arrangements:

A Collaborative agreements are contractual arrangements in which the parties are active participants to the arrangement and are exposed to the significant risks and rewards that are dependent on the ultimate commercial success of the endeavor. Refer to note 2(9).

The Company recognizes revenue generated and costs incurred on sales to third parties as it relates to a collaborative agreement as gross or net, based on accounting guidance relating to “Reporting Revenue Gross as a Principal versus Net as an Agent.” If the Company is the principal participant in a transaction, revenues are recorded on a gross basis; otherwise, revenues are recorded on a net basis. The guidance also requires that payments between the Company and the counterparty to the collaborative agreement be accounted for in accordance with already existing generally accepted accounting principles, unless none exist, in which case a reasonable, rational, consistent method should be used.

aa.       Segment reporting:

Teva evaluates its organization structure under a notion of “One Teva” with functional based units of a front-end (products offerings) and back-end (supply, operations and research and development) unified organization. Accordingly, Teva concluded that it has one operating segment. Entity-wide disclosures on net revenues and property, plant and equipment are presented in note 18.

ab.       Reclassifications:

Certain comparative figures have been reclassified to conform to the current year presentation.

ac.       Recently issued accounting pronouncements:

In December 2011, the Financial Accounting Standard Board (“FASB”) issued an accounting standard update which requires additional disclosures about the nature of an entity's rights of setoff and related arrangements associated with its financial instruments and derivative instruments. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods therein, with retrospective application required. Teva believes that the adoption will not have a material impact on its consolidated financial statements.

In June 2011, the FASB amended its comprehensive income presentation guidance. The amendment requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements. The guidance is effective for interim and annual periods beginning after December 15, 2011. In December 2011, the FASB indefinitely deferred certain provisions of this guidance.

In May 2011, the FASB amended its fair value measurements and disclosures guidance. The amendment clarifies the existing guidance and adds new disclosure requirements. The guidance is effective for interim and annual periods beginning after December 15, 2011. Teva believes that the adoption will not have a material impact on its consolidated financial statements.

In December 2010, the FASB issued amendments to the disclosure of pro forma information for business combinations. These amendments were effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The amendments clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented. The amendments also improve the usefulness of the pro forma revenue and earnings disclosures by requiring a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly attributable to the business combination(s).

In December 2010, the FASB issued a clarification of the accounting treatment of fees paid to the federal U.S. government by pharmaceutical manufacturers. These amendments were effective on January 1, 2011, when the fee initially became effective. According to the clarification, these fees are recorded as an operating expense in the consolidated financial statements of income. Implementing this clarification did not have a material effect on our consolidated financial statements.

CERTAIN TRANSACTIONS	0 Months Ended
Dec. 31, 2011
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – CERTAIN TRANSACTIONS:

1) Cephalon acquisition

On October 14, 2011, Teva acquired Cephalon, Inc. ("Cephalon") for total cash consideration of $6.5 billion. Cephalon is a global biopharmaceutical company with a strong marketed portfolio and a pipeline of branded products. The acquisition diversified Teva's branded portfolio and enhanced Teva's late-stage innovative pipeline.

The acquisition was financed by borrowing under credit facilities and by the issuance of a long term debt (refer to note 10).

At the closing, Cephalon had two outstanding series of convertible debt: $820 million of 2.0% notes due 2015 and $500 million of 2.5% notes due 2014. Both series became convertible as a result of the acquisition. The aggregate amount payable upon conversion was approximately $2.1 billion. By the end of 2011, holders of effectively 100% of Cephalon's convertible debt had submitted their debt for conversion.

Cephalon's results of operations and balance sheet were included in Teva's consolidated reports commencing October 2011.

At the closing, Cephalon had contingent consideration liabilities related to future milestones payments due to the acquisition of Gemin X Pharmaceuticals, Inc. ("Gemin X") in April 2011, the acquisition of Ception Therapeutics, Inc. (“Ception”) in February 2010, the acquisition of BioAssets Development Corporation ("BDC") in November 2009, and the inclusion of Alba Therapeutics Corporation (“Alba”) in February 2011.

The table below summarizes Cephalon's contingent consideration arrangements:

Acquired Company	Estimated Payment Years	Aggregate Possible Contingent Consideration (U.S dollars in millions)
Gemin X	2016, 2019, 2020 and 2023	0 - 300
Ception	2014-2015	0 - 500
BDC	2015 and 2020	0 - 80
Alba	2016 and 2020	0 - 95

The aggregate fair value amount of Cephalon's contingent consideration liabilities at the date of the Cephalon acquisition was $171 million.

We determined the fair value of the liability for the contingent consideration based on a probability-weighted discounted cash flow analysis. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy. The fair value of the contingent consideration liability associated with future milestone payments was based on several factors including:

  estimated cash flows projected from the success of unapproved product candidates in the U.S. and Europe;
  the probability of success for product candidates including risks associated with uncertainty, achievement and payment of milestone events;
  the time and resources needed to complete the development and approval of product candidates;
  the life of the potential commercialized products and associated risks of obtaining regulatory approvals in the U.S. and Europe; and
  the risk adjusted discount rate for fair value measurement.

The contingent consideration payments have been recorded as a liability, and their fair value will be evaluated quarterly or more frequently if circumstances dictate. Changes in the fair value of contingent consideration will be recorded in earnings.

The table below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting goodwill. These estimates are subject to revision, which may result in significant adjustments to the values presented below, when the appraisals are finalized.

The primary areas of the preliminary purchase price allocation that are not yet finalized relate to the fair values of intangible assets acquired and liabilities assumed, income taxes and resulting goodwill. We expect to obtain information to assist us in determining the fair value of the net assets acquired at the acquisition date during the measurement period.

U.S. $
in millions
Current assets	$2,855
Investment and non-current assets	505
Property, plant and equipment	390
Identifiable intangible assets:
Existing product rights and trade name	2,933
Research and development in-process	1,505
Goodwill	2,874
Total assets acquired	11,062

Current liabilities	956
Short term debt	2,082
Long-term liabilities, including deferred taxes	1,266
Contingent consideration	171
Total liabilities assumed	4,475
Non controlling interest	76
Net assets acquired	$6,511

<>An amount of $1,505 million of the purchase price was allocated to the estimated fair value of purchased research and development in-process, that as of the closing date of the acquisition, had not reached technological feasibility. This amount, upon initial recognition, has been treated as an indefinite life intangible asset until the related research and development efforts are either completed or abandoned (Refer to note 1i).

<>Research and development in-process related to 10 products. A probability of success factor was used to reflect inherent technological and regulatory risks. The net cash inflows were discounted to present values, using a discount rate of 13% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, and other key factors, which vary among the individual products. Material net cash inflows are expected to commence during 2015. Of these 10 products, none had been launched through December 31, 2011.

Product rights and <>purchased research and development in process were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This method utilized a forecast of expected cash inflows (including adjustments, as appropriate, for regulatory and commercial risks), cash outflows and contributory charges for economic returns on tangible and intangible assets employed.

<>An amount of $2,924 million of the purchase price was allocated to existing products. The Company is amortizing existing products over a range of periods of between 3 to 12 years. An amount of $9 million of the purchase price was allocated to a trade name. The excess of cost of acquisition over the fair value of net tangible and identifiable intangible assets on acquisition amounted to $2,874 million, and was allocated to goodwill, which is due to primarily the expected synergies and economies of scale.

Below are certain unaudited pro forma combined statement of income data for the years ended December 31, 2011 and 2010, as if the acquisition of Cephalon had occurred on January 1, 2010 after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) exclusion of $288 million of nonrecurring expense related to inventory step up in 2011 and inclusion of $355 million of nonrecurring expense in 2010; (c) estimated additional finance expenses due to: (i) borrowings under credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of Cephalon's equity investment mark-to-market effect (an exclusion of income of $198 million and $8 million in 2011 and 2010 supplemental pro forma net income respectively); and (iv) elimination of Cephalon's finance expense relating to convertible debentures; (d) pharmaceutical products divested as part of the regulatory requirements for approving the deal; (e) elimination of intercompany sales; (f) elimination of net revenues related to the divestiture of certain overlapping products; and (g) elimination of net revenues and income related to Cephalon's divested businesses (Middle East, Africa, Latin America and Asia); and (h) certain adjustments with regards to the amortization of Cephalon's Provigil® product.

This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010 nor is it necessarily indicative of future results.

	Year ended December 31,
	2011	2010

	(U.S. $ in millions, except earnings per share)
	(Unaudited)
Net revenues	$20,443	$18,792
Net income attributable to Teva	$2,656	$2,881

Earnings per share:
Basic	$2.98	$3.22
Diluted	$2.97	$3.18

Alba Therapeutics Corporation

In February 2011, Cephalon entered into agreements with Alba Therapeutics Corporation ("Alba"), a privately held biopharmaceutical company, with an option to purchase all of Alba's assets relating to larazotide acetate, a tight junction modulator, progressing toward a Phase IIb clinical trial for the treatment of celiac disease. Under the terms of the option agreement, Cephalon paid Alba a $7 million upfront option payment and agreed to provide a credit facility of up to $23 million to fund Alba's Phase IIb clinical trial expenses. Teva may exercise such option to purchase all of Alba's assets relating to larazotide acetate at any time prior to expiration of a specified period following receipt of the final study report for the Phase IIb clinical trial for an additional payment of $15 million.

As of December 31, 2011, Alba utilized $18 million of the credit facility. Alba could receive additional payments related to clinical and regulatory milestones.

Teva has determined that, because of its rights under the Alba option agreement, Alba is a variable interest entity ("VIE") for which Teva is the primary beneficiary. As a result, Alba's financial condition and results of operations were included in our consolidated financial statements.

Alba did not have a material impact on Teva's financial statements.

Although Alba is included in the consolidated financial statements, Teva's interest in Alba's assets is limited to that accorded to us in the agreements with Alba as described above. Alba's creditors have no recourse to the general credit of Cephalon.

2) Taiyo acquisition

On July 14, 2011, Teva acquired 100% of Taiyo Pharmaceutical Industry Co. Ltd. (“Taiyo”) outstanding shares for $1,092 million in cash. Taiyo has developed a large portfolio of generic products in Japan with over 550 marketed products, and its advanced production facilities enable it to produce a wide range of dosage forms on a large scale.

The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

Taiyo's results of operations were included in Teva's consolidated financial statements commencing July 2011.

3) Japanese venture

On September 26, 2011, Teva acquired all non-controlling interests of its investment in Taisho, as well as gained 100% control on its former equity investment in Teva-Kowa, for total purchase price of $150 million. This acquisition, together with the Taiyo acquisition described above, enabled Teva to expand its Japanese operations.

The equity investment in Teva-Kowa was remeasured to fair value on the acquisition date, with an increase of $57 million over the book value recognized as part of general and administrative expenses. The gain is a result of an increase in the venture's value. Teva is currently evaluating the fair value of assets acquired and liabilities assumed in the acquisition.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

4) CureTech

On September 28, 2011, Teva exercised its option to invest $19 million in CureTech Ltd. (“Curetech”), a biotechnology company developing novel, broad-spectrum, immune modulating products for the treatment and control of cancer. In addition, Teva is obligated to invest up to $50 million in CureTech's research and development activity. Teva's holding in CureTech after the exercise of the option increased from 33% to 75%. Teva holds an option to acquire full ownership of CureTech.

Teva's existing investment in CureTech, which was accounted for using the equity method, was remeasured to fair value on the acquisition date, with an increase of $78 million over the book value recognized as part of general and administrative expenses. The gain reflects an increase in CureTech's value and represents the progress in CureTech's research through the day Teva acquired control.

An amount of $127 million was allocated to research and development in process, representing an estimate of the fair value of purchased in-process technology for two products.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

5) Laboratoire Theramex acquisition

On January 5, 2011, Teva completed the acquisition of Laboratoire Theramex (“Theramex”), Merck KGaA's European-based women's health business, for €267 million in cash (approximately $355 million) and certain limited performance-based milestone payments. Theramex has a broad portfolio of women's health and gynecology products sold in over 50 countries, primarily France and Italy.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

No significant adjustments were recorded to the assets acquired or to the liabilities assumed and the resulting goodwill.

6) Corporación Infarmasa acquisition

On January 26, 2011, Teva acquired Corporación Infarmasa (“Infarmasa”), a top ten pharmaceutical company in Peru, from The Rohatyn Group and Altra Investments.

Infarmasa manufactures and commercializes branded and unbranded generic drugs, primarily corticosteroids, antihistamines, analgesics and antibiotics. Infarmasa's product offerings has enhanced Teva's portfolio in the market, especially in the area of antibiotics, where Infarmasa has the leading brand in Peru.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

No significant adjustments were recorded to the assets acquired or to the liabilities assumed and the resulting goodwill.

7) Consumer health care partnership with Procter & Gamble

In November, 2011, Teva and The Procter & Gamble Company (“P&G”) formed a consumer health care joint venture combining the companies' over-the-counter pharmaceutical businesses ("OTC") in all markets outside North America. In addition, Teva will manufacture products to supply the joint venture's markets as well as P&G's existing North American OTC business. The joint venture did not have a significant effect on Teva's results of operations in 2011.

8) Ratiopharm acquisition

On August 10, 2010, Teva acquired Merckle ratiopharm Group (“ratiopharm”) for a total cash consideration of $5.2 billion. The transaction was accounted for as a business combination. Ratiopharm's results of operations were included in Teva's consolidated financial statements commencing August 2010.

The cash consideration was financed through Teva's internal resources, the issuance of $2.5 billion in senior notes and credit lines, including credit agreements for an aggregate amount of $1.5 billion.

The table below summarizes the fair value of assets acquired and liabilities assumed and resulting goodwill:

U.S. $
in millions
Current assets	$1,218
Investment and non-current assets	40
Property, plant and equipment	354
Identifiable intangible assets:
Existing product rights	1,658
Trade name	139
Research and development in-process	501
Goodwill	2,795
Total assets acquired	6,705

Current liabilities	908
Long-term liabilities, including deferred taxes	617
Total liabilities assumed	1,525
Net assets acquired	$5,180

<>An amount of $501 million of the purchase price was allocated to the estimated fair value of purchased research and development in-process, that as of the closing date of the acquisition, had not reached technological feasibility and had no alternative future use. This amount, upon initial recognition, has been treated as an indefinite life intangible asset until the related research and development efforts are either completed or abandoned (refer to note 1i).

<>Research and development in-process related to approximately 42 products and product groups, which included one product with a value of approximately one third of the total value of research and development in-process. A probability of success factor was used to reflect inherent technological and regulatory risks. The net cash inflows were discounted to present values, using a range of discount rates of between 10.5% and 15% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, and other key factors, which vary among the individual products. Material net cash inflows are expected to commence during 2014. Of the 42 products and product groups mentioned above, through December 31, 2011, none had been launched in significant markets.

Product rights and <>purchased research and development in process were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This method utilized a forecast of expected cash inflows (including adjustments, as appropriate, for regulatory and commercial risks), cash outflows and contributory charges for economic returns on tangible and intangible assets employed. A trade name was valued using a variation of the income approach known as the “Relief from Royalty Method”. This method is based on the concept that a company owns the trade name and licenses it to an operating company. The theoretical price paid by the operating company to the company that owns the trade name is expressed as a royalty rate. The net present value of all forecasted royalties represents the value of the trade name.

<>An amount of $1,658 million of the purchase price was allocated to existing products. The Company is amortizing existing products over a period of approximately 10 years. An amount of $139 million of the purchase price was allocated to a trade name. The excess of cost of acquisition over the fair value of net tangible and identifiable intangible assets on acquisition amounted to $2,795 million, and was allocated to goodwill.

Below are certain unaudited pro forma combined statement of income data for the years ended December 31, 2010 and 2009, as if the acquisition of ratiopharm had occurred on January 1, 2010 and 2009, respectively, after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) estimated additional interest expense due to: (i) borrowings under the one year credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of interest income on Teva's cash and cash equivalents and marketable securities used as cash consideration in the acquisition; and (iv) elimination of financial expenses of $102 million resulting from the hedging of the euro-denominated purchase price for the acquisition; and (c) elimination of intercompany sales.

The pro forma information below is given in accordance with the accepted accounting standards at the date of the acquisition.

This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010 and 2009, respectively, nor is it necessarily indicative of future results.

	Year ended December 31,
	2010	2009

	(U.S. $ in millions, except earnings per share)
	(Unaudited)
Net revenues	$17,396	$16,193
Net income attributable to Teva	$3,421	$1,962

Earnings per share:
Basic	$3.82	$2.25
Diluted	$3.76	$2.19

9) Significant cooperation agreements:

<>The Company has entered into alliances and other arrangements with third parties to acquire rights to products it does not have, to access markets it does not operate in and to otherwise share development cost or litigation risks. The Company's most significant agreements of this nature are summarized below. <

  <><>With Lonza:

  <>On January 20, 2009, Teva signed a definitive agreement with Lonza Group Ltd. to establish a joint venture to develop, manufacture and market a number of affordable, effective and safe generic equivalents of a selected portfolio of biologic pharmaceuticals. The joint venture commenced activities in May 2009.

  <>Each of Teva and Lonza Group Ltd. has a 50% stake in the joint venture. Teva records its share of the joint venture under share in losses of associated companies—net. <><<><

  <><>With Sanofi:

  In April 2008, Teva assumed the U.S. and Canadian distribution of Copaxone® from Sanofi. Under the terms of the distribution agreements with Sanofi, Sanofi was entitled to payment by Teva of previously agreed-upon termination consideration of 25% of the in-market sales of Copaxone® in the U.S. and Canada for an additional two-year period, which ended on April 1, 2010. As of that date, Teva recorded all profits of Copaxone® for the U.S. and Canada.

  Teva has an additional agreement with Sanofi for the marketing of Copaxone® in Europe and other markets. Copaxone® was co-promoted with Sanofi in Germany, France, Spain, the Netherlands and Belgium, and was marketed solely by Sanofi in certain other European markets, Australia and New Zealand. In 2010, we assumed the distribution and marketing responsibilities for Copaxone® in the United Kingdom, the Czech Republic and Poland. On February 1, 2012, we assumed the marketing responsibilities for Copaxone® in all other European countries, and will also do so in Australia and New Zealand effective March 1, 2012. Upon termination, Sanofi will be entitled to an agreed-upon termination consideration of 6% of the in-market sales of Copaxone® in the applicable countries for an additional two-year period. Although we expect to record higher revenues as a result of this change, we will also become responsible for certain marketing and administrative expenses, which will no longer be shared with Sanofi.

  <><>With OncoGenex Pharmaceuticals:

<>In December 2009, Teva and OncoGenex Pharmaceuticals, Inc. entered into a global license and collaboration agreement to develop and commercialize OGX-011, as well as an agreement to purchase shares in OncoGenex. OGX-011 is a Phase III cancer therapy designed to inhibit cancer treatment resistance.

<>Under the terms of the collaboration and share purchase agreements, Teva paid OncoGenex an initial cash payment of $60 million, which includes the equity investment in OncoGenex common stock and the upfront payment and prepayment for OncoGenex's contribution to the development costs of OGX-011. OncoGenex will be eligible to receive up to $370 million in additional cash payments upon achievement of various milestones, including regulatory milestones and revenues targets. In addition, OncoGenex will receive tiered royalties on sales of the product with the royalty percentage ranging from the mid-teens to the mid-twenties, depending upon the amount of net revenues. Teva is responsible for all commercialization and development expenses. OncoGenex retains an option to co-promote OGX-011 in the U.S. and Canada.

10) Agreements with related parties:

In December 2006, Teva and Jexys Medical Research Services & Development Co. Ltd. entered into an agreement for the development of up to five prototype molecules, using Jexys' platform technology. As part of the agreement, Jexys granted Teva an option to receive an exclusive, worldwide royalty-bearing license for the commercialization of products in exchange for certain milestone payments and royalties. In August 2008, Teva and Jexys entered a Share Purchase Agreement, under which Teva has invested in Jexys while maintaining its option for exclusive license. Arik Yaari, Teva's Group Vice President—Teva Generics System, is a director and shareholder of Jexys.

In October 2008, a subsidiary of Teva entered into a two-year lease for 9,950 square feet of office space located in Miami, Florida from an entity controlled by Dr. Frost, Teva's Chairman of the board, at an annual rent of approximately $305,000 (including operational and service costs). Such amount was determined by Teva not to exceed the fair market rent for the property following a review of the commercial rental market for such space. In September 2010, the lease was extended for eighteen months, with no change in the annual rent. During 2011, two additional amendments were signed according to which the total office space was increased to 13,500 square feet. The term of the lease was extended until April 2015, with options to renew for two additional three-year terms. Aggregate rent for the first year of the extension (April 1, 2012 to March 31, 2013) is approximately $412,000, increasing 4% per year for the remainder of the initial term and each renewal term.

In August 2010, Teva made a contribution of $1,000,000 to the Jerusalem College of Engineering (JCE), an Israel-based non-profit organization, in connection with a collaboration designed to support the training of engineers specifically for the pharmaceutical industry. The contribution is to establish a laboratory specifically designed for this training program. Amir Elstein, a director of Teva, is Chairman of the Board of Governors of JCE.

CTG Weld Limited, a privately owned contract research organization (CRO), has provided services to Teva in connection with clinical trials since 2002. In 2011, Chaim Hurvitz, a director of Teva, acquired a personal interest in, and became a member of the board of directors of, CTG Weld. In 2011, Teva engaged CTG Weld in connection with certain clinical studies for overall payments of EUR 2.1 million.

In September 2011, Teva entered into an agreement with CoCrystal Discovery, Inc., a company focusing on the discovery and development of novel therapeutics, utilizing an innovative drug discovery technology. According to the agreement, Teva will fund the company's R&D under the Research Agreement by the investment into the company of two tranches of $7.5 million each per target (the latter one being discretionary). Dr. Phillip Frost, the Chairman of the Board of directors of Teva, and Prof. Roger Kornberg, a member of the board, are both investors in and members of the board of directors of CoCrystal Discovery, Inc.

FAIR VALUE MEASUREMENT	0 Months Ended
Dec. 31, 2011
Fair Value Measurement [Abstract]
Fair Value Measurement

NOTE 3 – FAIR VALUE MEASUREMENT:

Financial items carried at fair value as of December 31, 2011 and 2010 are classified in the tables below in one of the three categories described in note 1y:

	December 31, 2011
	U.S. $ in millions
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Money markets	$73	$-	$-	$73
Cash deposits and other	1,023	-	-	1,023
Marketable securities*:
Auction rate securities	-	-	31	31
Collateral debt obligations	4	-	1	5
Equity securities	505	-	-	505
Structured investment vehicles	-	91	-	91
Other—mainly debt securities	20	-	-	20
Derivatives**
Liability derivatives—mainly options and forward contracts	-	(57)	-	(57)
Interest rate and cross-currency swaps (liabilities)	-	(53)	-	(53)
Asset derivatives—mainly options and forward contracts	-	17	-	17
Interest rate and cross-currency swaps (assets)	-	25	-	25
Contingent consideration in connection with Cephalon acquisition	-	-	171	171

Total	$1,625	$23	$203	$1,851

	December 31, 2010
	U.S. $ in millions
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Money markets	$389	$-	$-	$389
Cash deposits and other	859	-	-	859
Marketable securities*:
Auction rate securities	-	-	77	77
Collateral debt obligations	9	-	1	10
Equity securities	109	-	-	109
Structured investment vehicles	-	82	-	82
Other—mainly debt securities	23	-	-	23
Derivatives**
Liability derivatives—mainly options and forward contracts	-	(16)	-	(16)
Interest rate and cross-currency swaps (liabilities)	-	(70)	-	(70)
Asset derivatives—mainly options and forward contracts	-	17	-	17

Total	$1,389	$13	$78	$1,480

__________________________

*        Marketable securities consist mainly of debt securities and equity securities classified as available-for-sale and are recorded at fair value. The fair value of quoted securities is based on current market value (Level 1 input) or observable prices (Level 2 input). When securities do not have an active market or observable prices, fair value is determined using a valuation model (Level 3 input). This model is based on reference to other instruments with similar characteristics, or a discounted cash flow analysis, or other pricing models making use of market inputs and relying as little as possible on entity-specific inputs.

**        Derivatives primarily represent foreign currency option contracts, interest rate and cross-currency swaps which are valued primarily based on observable inputs including interest rate curves and both forward and spot prices for currencies.

The following table summarizes the activity for those financial assets where fair value measurements are estimated utilizing Level 3 inputs.

	2011	2010

	U.S. $ in millions
Carrying value as of January 1	$78	$76
Amount realized	(61)	(9)
Contingent consideration in connection with Cephalon acquisition	171	-
Net change to fair value:
Included in earnings - finance expense - net	22	7
Included in other comprehensive income (loss)	(7)	4

Carrying value as of December 31	$203	$78

Teva's financial instruments consist mainly of cash and cash equivalents, marketable securities, current and non-current receivables, short-term credit, accounts payable and accruals, long-term loans and other long-term senior notes and loans, convertible senior debentures and derivatives.

The fair value of the financial instruments included in working capital and non-current receivables approximates their carrying values. The fair value of long-term bank loans and senior notes also approximates their carrying value, since they bear interest at rates close to the prevailing market rates. The fair value of the senior notes, convertible senior debentures and interest rate and cross-currency swap agreements included under long-term liabilities amounted to $8,714 million and $3,787 million at December 31, 2011 and 2010, respectively, based on quoted market values and prevailing market rates. The fair value of interest rate and cross-currency swap agreements included under long term investments and receivables amounted to $25 million at December 31, 2011.

The fair values and the carrying amounts of derivatives, senior notes and convertible senior debentures with an earliest date of redemption within 12 months are assets of $17 million and $17 million (derivatives) and liabilities of $1,612 million and $1,734 million (senior notes, convertible senior debentures and derivatives) at December 31, 2011 and 2010, respectively. The fair value of derivatives generally reflects the estimated amounts that Teva would receive or pay to terminate the contracts at the reporting dates.

Changes in fair value of available for sale securities, net of taxes, are reflected in other comprehensive income. Unrealized losses considered to be temporary are reflected in other comprehensive income; unrealized losses that are considered to be other-than-temporary are charged to income as an impairment charge. On April 1, 2010, the Company adopted an accounting pronouncement that changes the method for determining whether other-than-temporary impairment exists for debt securities and the amount of the impairment to be recorded in earnings. At December 31, 2011 and 2010, the credit loss was $164 million and $266 million, respectively.

MARKETABLE SECURITIES	0 Months Ended
Dec. 31, 2011
Marketable Securities [Abstract]
Marketable Securities

<>NOTE 4—MARKETABLE SECURITIES:

  Available-for-sale securities: Comprised mainly of money market funds, debt securities and equity securities.

<>At December 31, 2011 and 2010, the fair value, amortized cost and gross unrealized holding gains and losses of such securities were as follows:

	Fair value	Amortized cost	Gross unrealized holding gains	Gross unrealized holding losses

	(U.S. $ in millions)
December 31, 2011	$725	$836	$26	$137
December 31, 2010	$684	$639	$52	$7

  <><><>The marketable securities which are comprised substantially of available-for-sale money market funds, debt and equity securities, are classified as long-term or short-term based on the intended time of realizing the security.

<>Marketable securities are presented in the balance sheets as follows:

	December 31,
	2011	2010

	U.S. $ in millions
Cash and cash equivalents, mainly money market funds	$75	$392
Short-term investments	22	27
Long-term investments	628	265
	$725	$684

The contractual maturities of debt securities, are as follows:
December 31,
2011

(U.S. $ in millions)
2012	$97
2013	0
2014	0
2015	0
2016	0
2017 and thereafter	123
$220

INVENTORIES	0 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories
NOTE 5—INVENTORIES:
Inventories consisted of the following:
	December 31,
	2011	2010

	(U.S. $ in millions)
Finished products	$2,502	$1,948
Raw and packaging materials	1,589	1,237
Products in process	781	579
Materials in transit and payments on account	140	102

	$5,012	$3,866

PROPERTY, PLANT AND EQUIPMENT	0 Months Ended
Dec. 31, 2011
Property Plant And Equipment [Abstract]
Property, Plant and Equipment
NOTE 6—PROPERTY, PLANT AND EQUIPMENT:
Property, plant and equipment, net, consisted of the following:
		December 31,
		2011	2010

		(U.S. $ in millions )
	Machinery and equipment	$3,857	$3,125
	Buildings	2,429	1,935
	Computer equipment and other assets	1,063	858
	Payments on account	574	331
	Land*	453	372
		8,376	6,621
	Less—accumulated depreciation	2,429	2,264
		$5,947	$4,357

*	Land includes long-term leasehold rights in various locations, with useful lives of between 47and 99 years.

Following recent acquisitions, during 2011 the Company reassessed its estimates of the useful lives of property and machinery used in the determination of depreciation, based on management’s review of actual physical condition and usage, normal wear and tear, technological change, and industry practice. Following these changes in estimates, the estimated useful life of buildings was changed from a range of 25 to 50 years to an aggregate useful life of 40 years, and the estimated useful life of machinery was changed to a range of useful life of 15 to 20 years from a range of 7 to 15 years. The impact of the change in estimates is not material to the financial statements.
Depreciation expenses were $358 million, $448 million and $426 million in the years ended December 31, 2011, 2010 and 2009, respectively. During the years ended December 31, 2011 and 2010, we had impairment of property, plant and equipment in the amount of $52 million and $15 million, respectively.

GOODWILL AND INTANGIBLE ASSETS	0 Months Ended
Dec. 31, 2011
Goodwill And Intangible Assets [Abstract]
Goodwill and Intangible Assets
NOTE 7—GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS:
a.	Goodwill:

	The changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 are as follows:
		2011	2010

		(U.S. $ in millions )
	Balance as of January 1	$15,232	$12,674
	Changes during year:
	Goodwill acquired	3,358	2,600
	Translation differences and other	(297)	(42)

	Balance as of December 31	$18,293	$15,232

b.	Identifiable intangible assets:

1. Identifiable intangible assets consisted of the following:
	Original amount net of impairment		Accumulated amortization		Amortized balance

	December 31,
	2011	2010	2011	2010	2011	2010

	(U.S. $ in millions )
Product rights	$10,237	$6,720	$2,316	$1,708	$7,921	$5,012
Trade names	251	241	34	12	217	229
Research and development in process	2,178	510	0	0	2,178	510

Total	$12,666	$7,471	$2,350	$1,720	$10,316	$5,751

  <><><> The weighted average life of intangible assets is approximately 10 years.
  Amortization of intangible assets amounted to $707 million, $527 million and $485 million in the years ended December 31, 2011, 2010 and 2009, respectively.
  <><><>Impairment of definite life intangible assets amounted to $143 million, $109 million and $42 million in the years ended December 31, 2011, 2010 and 2009, respectively.
  <><><>As of December 31, 2011, the estimated aggregate amortization of intangible assets for the years 2012 to 2016 is as follows: 2012—$1,328 million; 2013—$1,124 million; 2014—$1,088 million; 2015—$845 million and 2016—$772 million.

<><>c <>.       As of December 31, 2011, 2010 and 2009, the Company determined that there was no impairment with respect to either goodwill or other indefinite life intangible assets.

SHORT TERM DEBT	0 Months Ended
Dec. 31, 2011
Short Term Debt [Abstract]
Short Term Debt
NOTE 8—SHORT TERM DEBT:
a.	Short term debt and current maturities of long term liabilities:	December 31,
		2011	2010

		(U.S. $ in millions )
	Banks and financial institutions	$2,591	$742
	Current maturities of long term liabilities	1,158	690
	Total	$3,749	$1,432

<>Short-term debt is comprised of loans, mainly from banks with an earliest date of redemption within 12 months, the current portion of long-term loans and bank overdrafts. Loans were obtained from banks at a weighted average interest rate of 1.0% and 1.2% at December 31, 2011 and 2010, respectively.

b. Lines of credit:

In January 2011, Teva entered into a new three-year $1.5 billion unsecured syndicated credit facility, which replaced the separate bilateral revolving credit agreements for an aggregate of $1.1 billion that Teva had entered into in 2009 and early 2010. This facility was amended to $2.5 billion facility in June.

LONG TERM EMPLOYEE RELATED OBLIGATIONS	0 Months Ended
Dec. 31, 2011
Long Term Employee Related Obligations [Abstract]
Long Term Employee Related Obligations
NOTE 9—LONG-TERM EMPLOYEE-RELATED OBLIGATIONS:
a.	Long-term employee-related obligations consisted of the following:
		December 31,
		2011	2010

		(U.S. $ in millions )
	Accrued severance pay	$131	$147
	Defined benefit plans	108	74

	Total	$239	$221

<>As of December 31, 2011 and 2010, the Group had $129 million and $120 million, respectively, deposited in funds managed by financial institutions that are earmarked by management to cover severance pay liability mainly in respect of Israeli employees. Such deposits are not considered to be “plan assets” and are therefore included in long-term investments and receivables.

<>The Company expects to contribute approximately $87 million in 2012 to the pension funds and insurance companies in respect of its severance and pension pay obligations.

<>The main terms of the different arrangements with employees are described in b. below.

<>b.       Terms of arrangements:

  <><><>Israel

  Israeli law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. The parent company and its Israeli subsidiaries make ongoing deposits into employee pension plans to fund its severance liabilities. According to the general collective pension agreement in Israel, company deposits with respect to employees who were employed by the company after the agreement took effect are instead of the company's severance liability, therefore no obligation is provided for in the financial statements. Severance pay liabilities with respect to employees who were employed by the parent company and its Israeli subsidiaries prior to the collective pension agreement effective date, and also employees who have special contractual arrangements, are provided for in the financial statements based upon the number of years of service and the latest monthly salary.

  <><>Europe

  Many of the employees in the European subsidiaries are entitled to a retirement grant when they leave. In the consolidated financial statements, an accrual of the liability of the subsidiaries is made, based on the length of service and remuneration of each employee at the balance sheet date. Other employees in Europe are entitled to a pension according to a defined benefit scheme providing benefits based on final or average pensionable pay or according to a hybrid pension scheme that provides retirement benefits on a defined benefit and a defined contribution basis. Independent certified actuaries value these schemes, the rates of contribution payable being determined by the actuaries. Pension costs for the defined benefit section of the scheme are accounted for on the basis of charging the expected cost of providing pensions over the period during which the subsidiaries benefit from the employees' services. The Company uses December 31 as the measurement date for most of its material defined benefit plans.

  <><>North America<>

  The North American subsidiaries mainly provide various defined contribution plans for the benefit of their employees. Under these plans, contributions are based on specified percentages of pay. Additionally, a multi-employer plan is maintained in accordance with various union agreements.

  <><>Latin America<>

The majority of the employees in Latin America are entitled to severance under local law. The severance payments are calculated based on service term and employee remuneration and accruals are maintained to reflect these amounts.

<>The Company expects to pay the following future minimum benefits to its employees: $22 million in 2012; $14 million in 2013; $18 million in 2014; $17 million in 2015; $15 million in 2016 and $98 million between 2017 to 2021. These amounts do not include amounts that might be paid to employees who will cease working with the Company before their normal retirement age.

SENIOR NOTES AND LOANS	0 Months Ended
Dec. 31, 2011
Senior Notes and Loans [Abstract]
Senior Notes and Loans
NOTE 10—SENIOR NOTES AND LOANS:
a.	Senior notes and loans consisted of the following:
	Interest rate as of December 31, 2011	December 31,
		2011	2010

	%	U.S. $ in millions
Senior notes (1)(2)		$9,317	$4,101
Loans, mainly from banks (3)(4)	0.6 to 3.0	2,062	671
Debentures (4)	7.2	15	28

		11,394	4,800
Less—current portion (included under “short-term debt”)		(1,158)	(690)

		$10,236	$4,110

  In June 2010, finance subsidiaries of the Company issued an aggregate of $2.5 billion principal amount of senior notes. All such notes are guaranteed by Teva, of which $500 million were repaid at maturity in December 2011.

In March 2011, a finance subsidiary of the Company issued an aggregate of $750 million principal amount of senior notes. All such notes are guaranteed by Teva.

In November 2011, finance subsidiaries of the Company issued an aggregate of $5.0 billion principal amount of senior notes. All such notes are guaranteed by Teva.

During 2011 the Company issued the following senior notes:
	Annual
	interest	Principal
Issuer	rate	amount issued	Due
	%	(U.S. $ in millions)

Teva Pharmaceutical Finance III, B.V.	LIBOR plus 0.5	$500	March 2014

Teva Pharmaceutical Finance III, B.V. *	1.7	$250	March 2014

Teva Pharmaceutical Finance IV, LLC	LIBOR plus 0.8	$200	May 2013

Teva Pharmaceutical Finance IV, LLC	1.7	$1,000	November 2014

Teva Pharmaceutical Finance Company B.V. **	LIBOR plus 0.9	$1,100	November 2013

Teva Pharmaceutical Finance Company B.V.	2.4	$950	November 2016

Teva Pharmaceutical Finance Company B.V.	3.65	$875	November 2021

Teva Pharmaceutical Finance IV B.V. ***	3.65	$875	November 2021

* In March 2011, the Company entered into interest rate swap agreements with respect to these notes (see note 15).
** In November 2011, the Company entered into interest rate swap agreements with respect to these notes (see note 15).
*** In November 2011, the Company entered into cross currency swap agreements with respect to these notes (see note 15).

  In January 2006, $1 billion principal amount of 6.15% senior notes due 2036 and $500 million principal amount of 5.55% senior notes due 2016 were issued in connection with the acquisition of Ivax Corporation. In 2008, Teva repurchased $20 million of the senior notes.
  <>The balance as of December 31, 2011 and 2010 is mainly composed of:
  <>Loans from the European Investment Bank (EIB) denominated in Euro (mainly) and USD in the amount of $405 million and $412 million, respectively. The loans are due in 2015 and bear interest determined on the basis of Euro LIBOR (mainly) and USD LIBOR.
  <>A loan in connection with the Cephalon acquisition of $1 billion denominated in USD. The loan will mature in 4 payments starting April 2013 until October 2014 and bears interest based on LIBOR.

  The (iii.) Japan debt of $633 million mainly related to the Taiyo acquisition comprised of bank loans, capital leases and other loans.

  <>Certain loan agreements and debentures contain restrictive covenants, mainly the requirement to maintain certain financial ratios. As of December 31, 2011, the Company met all financial covenants.

  <><><>As of December 31, 2011, the required annual principal payments of long-term debt, starting with the year 2013, are as follows: 2013—$1,829 million; 2014—$2,460 million; 2015—$1,525 million; 2016—$1,495 million; 2017 and thereafter—$2,892 million. As of December 31, 2011, the fair value of the interest rate swap transactions included under senior notes and loans which were terminated were $35 million. The above does not include the convertible senior debentures described in note 11.
  The Company and certain subsidiaries entered into negative pledge agreements with certain banks and institutional investors. Under the agreements, the Company and such subsidiaries have undertaken not to register floating charges on assets in favor of any third parties without the prior consent of the banks, to maintain certain financial ratios and to fulfill other restrictions, as stipulated by the agreements.

CONVERTIBLE SENIOR DEBENTURES	0 Months Ended
Dec. 31, 2011
Convertible Senior Debentures [Abstract]
Convertible Senior Debentures

NOTE 11—CONVERTIBLE SENIOR DEBENTURES:

<>As detailed below, Teva issued convertible senior debentures unconditionally guaranteed by the Company as to payment of all principal, interest, premium and additional amounts (as defined), if any. Interest on each of the debentures is payable on a semi-annual basis. Unless previously redeemed or repurchased, under certain circumstances set forth in the related offering document, holders of the debentures may convert them into shares at the conversion prices detailed below.

<>As further described in the below table, Teva may redeem some or all of its debentures from and after a certain date. Similarly, holders of Teva's debentures may require Teva to repurchase their debentures on certain dates, as described below, as well as upon the occurrence of certain events specified in the relevant offering document. With respect to its debentures due 2024, Teva may elect to pay the required repurchase price either in cash or Teva shares (as set forth in the related offering document); with respect to its debentures due 2026, Teva must pay the repurchase price in cash.

<>Convertible senior debentures issued during 2006 have no contingent feature and are convertible at any time.

<>The main terms of these debentures are summarized in the following table:

NOTE 11—CONVERTIBLE SENIOR DEBENTURES:
	December 31,
	2011	2010
	U.S. $ in millions
0.25% Convertible Senior Debentures due 2026 **	$530	$530
0.25% Convertible Senior Debentures due 2024	1	10
0.50% Convertible Senior Debentures due 2024	*	3
1.75% Convertible Senior Debentures due 2026	-	809
	531	1,352
Less—current portion (included under “short-term debt”)	(531)	(1,339)
Long-term Liabilities	$0	$13

* Represents an amount of less than $0.5.
** These convertible senior debentures due 2026 include a “net share settlement” feature according to which the principal of the debentures will be paid in cash and in the case of conversion, only the residual conversion value above the principal will be paid in Teva shares. Due to the “net share settlement” feature, these convertible senior debentures are classified under convertible senior debentures -short term. The earliest redemption date for the debentures by its holders is February 1, 2016.

During 2011, 2010 and 2009, convertible senior debentures were redeemed or converted as follows:
	Year ended December 31,
	2011		2010		2009
	Principal amount redeemed/converted	Number of shares converted into	Principal amount converted	Number of shares converted into	Principal amount converted	Number of shares converted into

	(U.S. $ and shares in millions)
1.75% Convertible Senior Debentures due 2026	$814	1	$-	-	$-	-
0.25% Convertible Senior Debentures due 2024	9	1	57	2	553	16
0.50% Convertible Senior Debentures due 2024	3	*	34	1	412	11
0.25% Convertible Senior Debentures due 2026	*	*	45	*	0	0
	$826	2	$136	3	$965	27

* Represents an amount of less than 0.5.

COMMITMENTS AND CONTINGENCIES	0 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

NOTE 12—COMMITMENTS AND CONTINGENCIES:

a.       Commitments:

1)       Operating leases:

As of December 31, 2011, minimum future rentals under operating leases of buildings, machinery and equipment for periods in excess of one year were as follows: 2012—$114 million; 2013—$87 million; 2014—$63 million; 2015—$37 million; 2016—$28 million; 2017 and thereafter—$70 million.

The lease fees expensed in each of the years ended December 31, 2011, 2010 and 2009 were $115 million, $90 million and $67 million, respectively, of which an amount of less than $0.5 million, was to related parties in the years ended December 31, 2011, 2010 and 2009, respectively.

2)       Royalty commitments:

The Company is committed to pay royalties to owners of know-how, partners in alliances and other certain arrangements and to parties that financed research and development, at a wide range of rates as a percentage of sales or of the gross margin of certain products, as defined in the agreements. In some cases, the royalty period is not defined; in other cases, royalties will be paid over various periods, not exceeding 20 years, commencing on the date of the first royalty payment.

b.        Contingencies:

General

From time to time, Teva and its subsidiaries are subject to claims for damages and/or equitable relief arising in the ordinary course of business. In addition, as described below, in large part as a result of the nature of its business, Teva is frequently subject to patent litigation. Teva believes that it has meritorious defenses to all actions brought against it and vigorously pursues the defense or settlement of each such action. Except as described below, Teva does not currently have a reasonable basis to estimate the loss, or range of loss, that is reasonably possible with respect to such actions.

Teva records a provision in its financial statements to the extent that it concludes that a contingent liability is probable and the amount thereof is estimable. Based upon the status of these cases, management's assessment of the likelihood of damages, the potential exposure involved relative to insurance coverage (if any) and the advice of counsel, no provisions have been made except as noted below. Because litigation outcomes and contingencies are unpredictable, and because excessive verdicts can occur, these assessments involve complex judgments about future events and can rely heavily on estimates and assumptions.

Based on currently available information, Teva believes that none of the proceedings brought against it described below is likely to have a material adverse effect on its financial condition. However, if one or more of such proceedings were to result in final judgments against Teva, such judgments could be material to its results of operations and cash flow in a given period. In addition, Teva may incur significant legal and related expenses in the course of defending its positions even if the facts and circumstances of a particular litigation do not give rise to a provision in the financial statements.

From time to time, Teva seeks to develop generic products for sale prior to patent expiration in various territories. In the United States, to obtain approval for most generic products prior to the expiration of the originator's patent(s), Teva must challenge the patent(s) under the procedures set forth in the Hatch-Waxman Act of 1984, as amended. To the extent that Teva seeks to utilize such patent challenge procedures, Teva is and expects to be involved in patent litigation regarding the validity, enforceability or infringement of the originator's patent(s). Teva may also be involved in patent litigation involving the extent to which alternate manufacturing process techniques may infringe originator or third-party process patents. Although the laws concerning generic pharmaceuticals, as well as patent laws, are different in countries other than the United States where Teva does business, from time to time Teva is also involved in litigation regarding corresponding patents in those countries.

Additionally, depending upon a complex analysis of a variety of legal and commercial factors, Teva may, in certain circumstances, elect to market a generic product even though litigation is still pending. This could be before any court decision is rendered or while an appeal of a lower court decision is pending. To the extent Teva elects to proceed in this manner, it could face substantial liability for patent infringement if the final court decision is adverse to Teva. In the event of a finding of willful infringement, the damages may be up to three times the profits lost by the patent owner, although courts have typically awarded much lower multiples. Although Teva currently has insurance coverage for certain products and types of damages for patent infringement, a claim for coverage may be subject to a deductible, involve a co-insurance participation, exceed policy limits or ultimately be found to relate to damages that are not covered by Teva's policy. Furthermore, insurance for additional products may be difficult to obtain.

If Teva were to be required to pay damages in any patent infringement case, the general rule is that the patentee should be compensated as if the infringement had not occurred. If damages were determined based on a reasonable royalty, the amount would relate to the sales of Teva's generic product. If damages were determined based on lost profits, the amount would relate to the sales of the branded product. The launch of an authorized generic and other generic competition may be relevant to the damages calculation. In addition, a patentee may seek consequential damages.

Teva's business inherently exposes it to potential product liability claims. As Teva's portfolio of available products continues to expand, the number of product liability claims asserted against Teva has increased. Teva believes that it maintains product liability insurance coverage in amounts and with terms that are reasonable and prudent in light of its business and related risks. However, Teva sells, and will continue to sell, pharmaceutical products that are not covered by insurance; in addition, it may be subject to claims for which insurance coverage is denied as well as claims that exceed its policy limits. Product liability coverage for pharmaceutical companies is becoming more expensive and increasingly difficult to obtain. As a result, Teva may not be able to obtain the type and amount of coverage it desires.

In connection with third-party agreements, Teva may under certain circumstances be required to indemnify, and may be indemnified by, in unspecified amounts, the parties to such agreements against third-party claims.

Except as otherwise noted, all of the litigation matters disclosed below involve claims arising in the United States. All third-party sales figures given below are based on IMS data.

Intellectual Property Matters

In October 2004, Alpharma and Teva launched their 100 mg, 300 mg and 400 mg gabapentin capsule products and, in December 2004, Alpharma and Teva launched their 600 mg and 800 mg gabapentin tablet products. Gabapentin capsules and tablets are the AB-rated generic versions of Pfizer's anticonvulsant Neurontin® capsules and tablets. Teva's subsidiary IVAX Pharmaceuticals, Inc. (“IVAX”) also launched its non-AB rated tablets in August 2004 and its AB-rated capsules and tablets in March and April 2005, respectively. Following these launches, Pfizer sued Teva, Alpharma and IVAX for patent infringement. In May 2011, this case was dismissed pursuant to a settlement, the financial terms of which are confidential, that provided for a full release of Teva and IVAX and a one-time payment to Pfizer. Alpharma also entered into a settlement with Pfizer, toward which Teva contributed a portion pursuant to the terms of Teva's agreement with Alpharma.

In May 2007, Teva commenced sales of its 2.5mg/10mg, 5mg/10mg, 5mg/20mg, and 10mg/20mg amlodipine besylate/benazepril capsules. Amlodipine besylate/benazepril capsules are the AB-rated generic versions of Novartis' Lotrel®. Following the launch, Novartis sued Teva for patent infringement. In July 2011, the case was dismissed pursuant to a settlement, the financial terms of which are confidential, that provided for a full release of Teva.

In June 2007, Teva Canada commenced sales of its 2.5 mg, 5 mg, 7.5 mg, 10 mg and 15 mg olanzapine tablets, which are the generic versions of Eli Lilly's Zyprexa®. Zyprexa® had annual sales in Canada of approximately $180 million for the twelve months ended May 2007. Following the launch, Lilly sued Teva Canada for patent infringement. In October 2009, the patent at issue (which expired in April 2011) was held by the Federal Court to be invalid. In July 2010, the Federal Court of Appeal set aside the judgment and sent back two grounds of invalidity for reconsideration. In November 2011, the Federal Court again held the patent to be invalid. Lilly's appeal of this decision is expected to be heard in late 2012. Were Lilly ultimately to be successful in its allegation of patent infringement, Teva Canada could be required to pay damages related to its sales of olanzapine tablets.

In December 2007, Teva commenced sales of its 20 mg and 40 mg pantoprazole sodium tablets. Pantoprazole sodium tablets are the AB-rated generic versions of Wyeth's Protonix®, which had annual sales of approximately $2.5 billion for the twelve months ended September 2007. Altana Pharma and Wyeth Pharmaceuticals (collectively, “Wyeth”) had previously sued Teva for patent infringement. In September 2007, the United States District Court for the District of New Jersey denied Wyeth's motion for a preliminary injunction. In May 2009, the Court of Appeals for the Federal Circuit affirmed the District Court's denial of the preliminary injunction. Subsequently, a jury trial was held, and in April 2010, the jury returned a verdict finding that the patent was not invalid. In July 2010, the District Court denied Teva's motion to overturn the verdict. The patent at issue expired in July 2010, and Wyeth was granted pediatric exclusivity, which expired in January 2011. Teva believes that it has substantial grounds for appeal of the District Court's decision and intends to pursue its appeals vigorously. However, were Wyeth ultimately to be successful in its allegation of patent infringement, Teva could be required to pay damages relating to its sales of pantoprazole sodium tablets, which were approximately $1.1 billion for the relevant period.

In January 2012, Wyeth filed confidential expert reports asserting claims for damages and prejudgment interest of approximately $2.1 billion against Teva. Wyeth may also assert that Teva is responsible for some or all of the damages allegedly caused by co-defendant Sun Pharmaceutical Industries, Ltd. Although Wyeth's complaint alleged that defendants' infringement was willful, its subsequent written discovery responses stated that it did not intend to seek increased damages for willful infringement. Teva vigorously disputes Wyeth's claims as well as any liability for damages allegedly caused by Sun. Teva also disputes the amount of Wyeth's alleged damages and will contend that any damages allegedly caused by Teva are substantially less than asserted by Wyeth. Teva's confidential expert reports are due in March 2012, and expert discovery is scheduled to end in May 2012. While an award of damages is reasonably possible, Teva continues to believe that it is not probable that it will be liable for damages in this matter. Following completion of the damages phase of the trial, this matter will be ripe for appeal.

In January 2011, APP Pharmaceuticals and Teva launched gemcitabine HCl for injection in 200 mg and 1 g single dose vials. Gemcitabine HCl for injection is the generic version of Eli Lilly and Company's Gemzar®. Prior to the launch, Lilly had sued Teva for patent infringement. In March 2010, the United States District Court for the District of Indiana ruled that Lilly could not enforce its method of use patent against Teva. In July 2011, following Lilly's appeal, the Federal Circuit issued a mandate summarily affirming the District Court's order, thereby effectively ending Lilly's infringement case against Teva.

***

Teva's leading innovative product, Copaxone® (glatiramer acetate), which was responsible for a very significant contribution to Teva's profits and cash flow from operations in 2011, faces patent challenges in various jurisdictions, including the United States, the United Kingdom and France. In August 2008, following the submission by Sandoz Inc. and Momenta Pharmaceuticals, Inc. of an ANDA for a generic version of Copaxone®, Teva sued Sandoz, its parent Novartis AG and Momenta in the United States District Court for the Southern District of New York for infringement of four Orange Book patents, which expire on May 21, 2014. An additional patent at issue in the litigation expires on September 1, 2015. This case has been consolidated with a subsequently-filed patent infringement suit against Mylan Laboratories and Natco Pharma Limited. In August 2011, following a bench trial, the District Court issued its claim construction opinion, which adopted all relevant interpretations by Teva and rejected all of the interpretations put forth by Sandoz/Momenta and Mylan/Natco. A trial on validity and infringement took place in September 2011 and a ruling is expected in the coming months. Although Teva believes that Copaxone® has strong patent protection and that an equivalent generic version would be difficult to develop, if the FDA were to approve one or more generic versions of Copaxone® and Teva's patents were successfully challenged, or if there were a launch at risk, Teva would face generic competition for Copaxone®, which is likely to affect its results of operations adversely. Other innovative products, including Azilect®, Provigil®, Nuvigil®, Amrix® and Fentora® are also subject to patent challenges.

Product Liability Matters

On June 23, 2011, the United States Supreme Court held, in Pliva, Inc. et al. v. Mensing, one of the metoclopramide cases mentioned below, that product liability claims brought under a “failure to warn” theory against generic pharmaceutical manufacturers are preempted by federal law. Teva believes that this decision is likely to reduce its aggregate exposure in currently pending product liability lawsuits, including those described below, although the extent of such effect is uncertain at this time.

Teva subsidiaries Barr Pharmaceuticals and Duramed have been named as defendants in approximately 6,000 personal injury product liability cases brought against them and other manufacturers by plaintiffs claiming injuries from the use of certain estrogen and progestin products. The cases primarily involve medroxyprogesterone acetate (a progestin that has been prescribed to women receiving estrogen-containing hormone therapy). A much smaller number of cases involves Cenestin® (an estrogen-containing product sometimes prescribed to treat symptoms associated with menopause). A high percentage of the plaintiffs were unable to demonstrate actual use of a Barr or Duramed product. To date, Barr and Duramed products have been identified in 438 of those cases. As a result, approximately 5,500 cases have been dismissed, leaving approximately 452 pending, and additional dismissals are possible. The vast majority of the claims are covered by insurance.

Teva and its subsidiaries have been named as defendants in approximately 3,000 product liability lawsuits brought against them and other manufacturers by approximately 5,500 plaintiffs claiming injuries (including allegations of neurological disorders, such as tardive dyskinesia) from the use of metoclopramide (the generic form of Reglan®). Certain of these claims are covered by insurance. For over twenty years, the FDA-approved label for metoclopramide has contained warning language about the risk of tardive dyskinesia, and that the risk of developing this disorder increased with duration of treatment and total cumulative dose. In February 2009, the FDA announced that manufacturers of metoclopramide would be required to revise the label, including the addition of a “black box” warning about the risk of tardive dyskinesia from long-term exposure to metoclopramide. It has not yet been determined how many plaintiffs actually used a Teva product. If the plaintiffs cannot demonstrate that they used a Teva product, Teva expects to be dismissed from at least some of those cases. Approximately 40% of the cases against Teva are part of a mass tort proceeding in the Philadelphia County Court of Common Pleas. On January 31, 2012, the plaintiffs in those cases announced that they would be dismissing Teva and the other generic company defendants from the seven cases currently scheduled to go to trial in 2012.

Teva Parenteral Medicines, Inc. remains a defendant or appellant in approximately 50 lawsuits in state court in Las Vegas, Nevada relating to its propofol product. The plaintiffs claim that they were infected with the Hepatitis C virus as a result of the re-use by medical practitioners at a number of commonly owned endoscopy centers of single-patient vials of propofol on more than one patient. Certain of the medical practitioners are currently the subject of criminal proceedings relating to their alleged re-use of single patient vials. At all relevant times, the label for Teva's propofol product has stated that it is for single-patient use only and that strict aseptic techniques must be followed at all times when using the product. Teva has settled approximately 120 similar cases (including one of the cases that was tried to verdict mentioned below), and has established a provision in the financial statements covering both the settled cases and the remainder of these “infected plaintiff” cases. To date, Teva has paid or set aside approximately $270 million to cover these cases.

Four of the “infected plaintiff” cases have gone to trial; three have been completed, resulting in jury verdicts awarding compensatory and punitive damages against Teva and other defendants in an aggregate of approximately $800 million. One of these cases, involving awards of approximately $104 million, has been settled. The fourth trial is in progress. Oral argument on Teva's appeal of the first completed trial is scheduled to be heard by an en banc panel of the Nevada Supreme Court on April 3, 2012. Teva believes that it has numerous grounds for reversal of the two remaining jury verdicts on appeal and does not believe that an award of damages in these matters is probable.

Teva is also named as a defendant in approximately 97 other cases brought on behalf of over 4,000 additional plaintiffs who were patients at the endoscopy centers, but who have not contracted the virus. These plaintiffs allege a cause of action based on the fear of contracting an infectious disease. Almost all of these cases have been consolidated into a single proceeding in the United States District Court for the District of Nevada. Teva has reached an agreement to toll the service of complaints for approximately 1,700 other “non-infected plaintiffs” pending further notice from plaintiffs' counsel.

Competition Matters

In April 2006, Teva and its subsidiary Barr Laboratories were sued, along with Cephalon, Inc., Mylan Laboratories, Inc., Ranbaxy Laboratories Ltd. and Ranbaxy Pharmaceuticals, Inc., in a class action lawsuit filed in the United States District Court for the Eastern District of Pennsylvania. The case alleges generally that the settlement agreements entered into between the different generic pharmaceutical companies and Cephalon, in their respective patent infringement cases involving finished modafinil products (the generic version of Provigil®), were unlawful because the settlement agreements resulted in the exclusion of generic competition. The case seeks unspecified monetary damages, attorneys' fees and costs. The case was brought by King Drug Company of Florence, Inc. on behalf of itself and as a proposed class action on behalf of any other person or entity that purchased Provigil® directly from Cephalon from January 2006 until the alleged unlawful conduct ceases. Similar allegations have been made in a number of additional complaints, including those filed on behalf of proposed classes of direct and indirect purchasers of the product, by an individual indirect purchaser of the product, certain retail chain pharmacies that purchased the product and by Apotex, Inc. The cases seek various forms of injunctive and monetary relief, including treble damages and attorneys' fees and costs. In February 2008, following an investigation of these matters, the Federal Trade Commission (“FTC”) sued Cephalon, alleging that Cephalon violated Section 5 of the Federal Trade Commission Act, which prohibits unfair or deceptive acts or practices in the marketplace, by unlawfully maintaining a monopoly in the sale of Provigil® and improperly excluding generic competition. In March 2010, the Court denied defendants' motions to dismiss the federal antitrust claims and some of the related state law claims. In November 2009, another class action lawsuit with essentially the same allegations was initiated by an independent pharmacy in Tennessee. This lawsuit was dismissed in December 2010. In May 2010, another independent pharmacy also filed suit in Ohio with the same allegations. This case has been transferred to the Eastern District of Pennsylvania.

On October 31, 2011, the District Court issued its decision regarding Apotex's invalidity claims as to Cephalon's Patent No. RE 37,516, finding the patent to be invalid based on, among other things, obviousness and unenforceable based on inequitable conduct. The District Court indicated it would proceed to rule on Apotex's infringement claims in a subsequent decision. Cephalon intends to appeal the District Court's decision.

Barr has been named as a co-defendant with Bayer Corporation, The Rugby Group, Inc. and others in approximately 38 class action complaints filed in state and federal courts by direct and indirect purchasers of ciprofloxacin (Cipro®) from 1997 to the present. The complaints allege that a 1997 Bayer-Barr patent litigation settlement agreement was anti-competitive and violated federal antitrust laws and/or state antitrust and consumer protection laws. In March 2005, the court in the federal multi-district litigation granted summary judgment in Barr's favor and dismissed all of the federal actions before it. Following unsuccessful appeals and petitions for certiorari that were denied by the United States Supreme Court, the federal actions have effectively ended. In addition, all but three state cases (California, Kansas and Florida) have been dismissed. In the California case, the trial court granted defendants' summary judgment motions, and the California Court of Appeal affirmed in October 2011. Plaintiffs have petitioned for review by the California Supreme Court, which has discretion whether to accept the appeal. Barr has opposed the petition. The Kansas action is stayed, and the Florida action is in the very early stages, with no hearings or schedule set to date.

Teva believes that the agreements at issue in the foregoing matters are valid settlements to patent lawsuits and cannot form the basis of an antitrust claim.

In April 2011, the European Commission opened a formal investigation against both Cephalon and Teva to assess whether the 2005 settlement agreement between the parties may have had the object or effect of hindering the entry of generic modafinil. The opening of proceedings indicates that the Commission will investigate the case as a matter of priority, but does not mean that there has been a definitive finding of infringement.

Government Reimbursement Investigations and Drug Pricing Litigation

Together with many other pharmaceutical manufacturers, Teva and/or its subsidiaries in the United States, including Teva Pharmaceuticals USA, Inc. (“Teva USA”), Sicor Inc. (“Sicor”), IVAX, and Barr (collectively, the “Teva parties”), are defendants in a number of cases pending in state and federal courts throughout the country that relate generally to drug price reporting by manufacturers, as described below. Such price reporting is alleged to have caused governments and others to pay inflated reimbursements for covered drugs. These drug pricing cases, which seek unspecified amounts in money damages, civil penalties, treble damages, punitive damages, attorneys fees, and/or administrative, injunctive, equitable or other relief, are at various stages of litigation.

A number of state attorneys general and others have filed various actions against the Teva parties (either collectively or individually) relating to reimbursements or drug price reporting under Medicaid or other programs. The Teva parties have reached settlements in most of these cases, and currently remain parties only to litigation in Illinois, Kansas, Louisiana, Mississippi, Missouri, Oklahoma, South Carolina, Utah and Wisconsin. Settlements in principle have been reached in the Missouri and Oklahoma cases. The Mississippi action is scheduled for trial in June 2012. In addition, Teva is a party to separate actions on behalf of the Mississippi and South Carolina state health plans. The Mississippi action relating to its state health plan was recently settled. A provision for the cases, including the settlements, was included in the financial statements.

Additionally, class actions and other cases have been filed against over two dozen pharmaceutical manufacturers, including Sicor, regarding allegedly inflated reimbursements or payments under Medicare or certain insurance plans. These cases were consolidated under the federal multi-district litigation procedures and are currently pending in the United States District Court for the District of Massachusetts (the “MDL”). In March 2008, the “Track 2” defendants in the MDL, including Sicor, entered into a settlement agreement to resolve the MDL. The court granted final approval of an amended settlement agreement in December 2011, and the litigation will be dismissed following payment of the settlement amount. A provision for these matters, including Sicor's share of the MDL settlement payment, is included in the financial statements.

In December 2009, the United States District Court for the District of Massachusetts unsealed a complaint alleging that numerous drug manufacturers, including Teva USA and other subsidiaries, violated the federal False Claims Act in connection with Medicaid reimbursement for certain vitamins, dietary supplements and DESI products that were allegedly ineligible for reimbursement. The Department of Justice declined to join in the matter. The defendants, including Teva USA, recently filed a motion to dismiss, which has not yet been decided.

Other Government Investigations

In 2008, Cephalon entered into settlement agreements with the U.S. government and various parties and states relating to allegations of off-label promotion of Actiq®, Provigil®, and Gabitril®. In connection with the settlements, Cephalon agreed to plead guilty to one misdemeanor violation of the U.S. Food, Drug, and Cosmetic Act, pay a fine and settlement, and enter into a five-year corporate integrity agreement with the Office of the Inspector General of the Department of Justice. Cephalon continues to defend against putative class action complaints regarding its sales and marketing practices with respect to such products. Additionally, Cephalon has received and is responding to subpoenas related to Treanda®, Nuvigil®, Provigil® and Fentora®.

Environmental Matters

Teva's subsidiaries, including those in the United States and its territories, are parties to a number of proceedings, including some brought pursuant to the Comprehensive Environmental Response, Compensation and Liability Act (commonly known as the Superfund law) or other national, federal, provincial or state and local laws imposing liability for alleged non-compliance with various environmental laws and regulations or for the investigation and remediation of releases of hazardous substances and for natural resource damages. Many of these proceedings seek to require the generators of hazardous wastes disposed of at a third-party owned site, or the party responsible for a release of hazardous substances into the environment that impacted a site, to investigate and clean up the sites or to pay for such activities, including for oversight by governmental authorities and the response costs associated with such oversight and for any related damages to natural resources. Teva and/or its subsidiaries have been made a party to these proceedings, along with other potentially responsible parties, as an alleged generator of wastes that were disposed of or treated at third-party waste disposal sites, or as a result of an alleged release from one of Teva and/or its subsidiaries' (or its predecessors') facilities or former facilities that may have adversely impacted the environment.

In many of these cases, the government or private litigants allege that the responsible parties are jointly and severally liable for the investigation and cleanup costs. Although the liability among the responsible parties may be joint and several, these proceedings are frequently resolved so that the allocation of cleanup and other costs among the parties reflects the relative contributions of the parties to the site conditions and takes into account other pertinent factors. Teva's potential liability varies greatly at each of the sites in the proceedings; for some sites the costs of the investigation, cleanup and natural resource damages have not yet been determined, and for others Teva's allocable share of liability has not been determined. At other sites, Teva has been paying a share of the costs, but the amounts have not been, and are not expected to be, material. Teva has taken an active role in identifying those costs, to the extent they are estimable, which do not include reductions for potential recoveries of cleanup costs from insurers, indemnitors, former site owners or operators or other potentially responsible parties. In addition, civil proceedings relating to alleged federal and state regulatory violations at some of Teva's facilities may result in the imposition of significant civil penalties, in amounts not currently determinable, and the recovery of certain state costs and natural resource damages, and may require that corrective action measures be implemented.

EQUITY	0 Months Ended
Dec. 31, 2011
Equity [Abstract]
Equity

<>NOTE 13—EQUITY:

<>a.       Share capital:

<>As of December 31, 2011, there were 942 million ordinary shares issued (December 31, 2010—937 million). Teva shares are traded on the Tel-Aviv Stock Exchange (“TASE”) and, in the form of American Depository Shares, each of which represents one ordinary share, on the Nasdaq Global Select Market in the United States. In addition, as at December 31, 2011 and 2010, there were five million outstanding special shares, issued by a subsidiary, that are exchangeable at any time at the discretion of their holders into ordinary shares of the Company at a 1:1 ratio.

In December 2010, Teva's board of directors authorized the Company to repurchase up to an aggregate of $1 billion of its ordinary shares/ADSs over a period of 12 months. During the year ended December 31, 2011, Teva spent approximately $899 million to repurchase approximately 19.6 million of its shares reaching a total of approximately $1 billion in accordance with Teva's board of directors authorization.

In December 2011, Teva's board of directors authorized the Company to repurchase up to an aggregate of $3 billion of its ordinary shares/ADSs. This repurchase authorization has no time limits.

b.       Registered offerings:

<>In December 2011, the Company filed a shelf registration statement with the U.S. Securities and Exchange Commission. Under this registration statement, Teva may, from time to time, sell shares, debt securities and/or any other securities described in the registration statement in one or more offerings. During 2011, Teva issued senior notes in an aggregate amount of $5,750 million (see note 10).

<>c.       Stock-based compensation plans:

<>Stock-based compensation plans comprise employee stock option plans and restricted stock units (“RSUs”) and other equity-based awards to employees, officers and directors. The purpose of the plans is to enable the Company to attract and retain qualified personnel and to motivate such persons by providing them with an equity participation in the Company.

On June 29, 2010, Teva Long-Term Equity-Based Incentive Plan was approved by the shareholders, under which 70 million equivalent stock units, including both options exercisable into ordinary shares and RSUs, were approved for grant. As of December 31, 2011, 47 million equivalent stock units remain available for future awards.

In the past, we had various employee stock and incentive plans under which stock options and other share-based awards were granted. Stock options and other share-based awards granted under such prior plans continue in accordance with the terms of the respective plans.

<>The vesting period of the options and RSUs is generally 2 to 4 years from the date of grant. The rights of the ordinary shares obtained from the exercise of options or RSUs are identical to those of the other ordinary shares of the Company. The contractual term of these options is primarily for seven years in prior plans and ten years for options granted under the newly approved plan described above.

<>Status of options

<>A summary of the status of the option plans as of December 31, 2011, 2010 and 2009, and changes during the years ended on those dates, is presented below (the number of options represents ordinary shares exercisable in respect thereof).

	Year ended December 31,
	2011		2010		2009
	Number (in thousands)	Weighted average exercise price	Number (in thousands)	Weighted average exercise price	Number (in thousands)	Weighted average exercise price
		$		$		$
Balance outstanding at beginning of year	28,164	44.77	30,057	38.66	29,212	31.54
Changes during the year:
Granted	9,550	42.56	6,062	50.62	8,504	51.91
Exercised	(2,295)	30.21	(7,273)	24.53	(6,805)	24.70
Forfeited	(2,121)	48.61	(682)	43.29	(854)	37.90
Balance outstanding at end of year	33,298	44.92	28,164	44.77	30,057	38.66
Balance exercisable at end of year	11,456	41.01	9,862	36.17	12,719	28.77

The weighted average fair value of options granted during the years were estimated by using the Black-Scholes option-pricing model:

	Year ended December 31,
	2011	2010	2009

Weighted average fair value	$ 9.2	$ 9.7	$ 11.7

The fair value of these options was estimated on the date of grant, based on the following weighted average assumptions:

	Year ended December 31,
	2011	2010	2009

Dividend yield	2.0%	1.7%	1.5%
Expected volatility	27%	24%	25%
Risk-free interest rates (in dollar terms)	1.3%	1.7%	2.2%
Expected life	6 years	5 years	5 years

The expected term was estimated based on the weighted average period the options granted are expected to be outstanding taking into consideration the current vesting of options and the historical exercise patterns of existing option plans. The expected volatility assumption used is based on a blend of the historical and implied volatility of the Company's stock. The risk-free interest rate used is based on the yield of U.S Treasuries with a maturity closest to the expected term of the options granted. The dividend yield assumption reflects the expected dividend yield based on historical dividends. Pre-vesting forfeiture rates of between 2% and 9% were estimated based on pre-vesting forfeiture experience.

The following tables summarize information at December 31, 2011 regarding the number of ordinary shares issuable upon: (1) outstanding options and (2) vested options:
(1) Number of ordinary shares issuable upon exercise of outstanding options
Range of exercise prices			Balance at end of period (in thousands)	Weighted average exercise price	Weighted average remaining life	Aggregate intrinsic value (in thousands)
			Number of shares	$	Years	$
$10.30	-	$15.20	165	13.97	0.07	4,351
$15.21	-	$22.50	8	21.59	2.54	158
$22.51	-	$32.30	1,072	32.02	1.88	8,940
$32.31	-	$40.50	2,114	32.65	1.97	16,299
$40.51	-	$43.00	13,038	41.80	7.44	-
$43.01	-	$45.00	3,196	44.03	3.10	-
$45.01	-	$52.00	8,946	49.63	7.48	-
$52.01	-	$65.00	4,759	54.64	4.97	-
Total			33,298	44.92	6.12	29,748

(2) Number of ordinary shares issuable upon exercise of vested options
Range of exercise prices			Balance at end of period (in thousands)	Weighted average exercise price	Weighted average remaining life	Aggregate intrinsic value (in thousands)
			Number of shares	$	Years	$
$10.30	-	$15.20	165	13.97	0.07	4,351
$15.21	-	$22.50	8	21.59	2.54	158
$22.51	-	$32.30	1,072	32.02	1.88	8,940
$32.31	-	$40.50	2,114	32.65	1.97	16,299
$40.51	-	$43.00	3,368	42.08	2.62	-
$43.01	-	$45.00	2,915	44.02	3.00	-
$45.01	-	$52.00	651	48.58	4.06	-
$52.01	-	$65.00	1,163	53.59	4.94	-
Total			11,456	41.01	2.81	29,748

<>The aggregate intrinsic value in the above tables represents the total pre-tax intrinsic value, based on the Company's closing stock price of $40.36 on December 31, 2011, less the weighted average exercise price per range. This represents the potential amount receivable by the option holders had all option holders exercised their options as of such date. The total number of in-the-money options exercisable as of December 31, 2011 was 3.4 million.

<>The total intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009 was $35 million, $222 million and $161 million, respectively, based on the Company's average stock price of $45.5, $55.1 and $48.3 during the years then ended, respectively.

<>Status of non-vested RSUs

<>The fair value of RSUs is estimated based on the market value of the Company's stock on the date of award, less an estimate of dividends that will not accrue to RSU holders prior to vesting.

<>The following table summarizes information about the number of RSUs issued and outstanding:

	Year ended December 31,
	2011		2010		2009
	Number (in thousands)	Weighted average grant date fair value$	Number (in thousands)	Weighted average grant date fair value$	Number (in thousands)	Weighted average grant date fair value$
		$		$		$
Balance outstanding at beginning of year	2,290	45.78	2,063	43.51	1,511	38.13
Granted	1,295	39.41	672	47.57	920	49.91
Vested	(389)	44.43	(379)	37.20	(291)	37.18
Forfeited	(103)	45.49	(66)	42.22	(77)	38.17
Balance outstanding at end of year	3,093	43.23	2,290	45.78	2,063	43.51

<>The Company has expensed compensation costs, net of estimated forfeitures, based on the grant-date fair value. For the years ended December 31, 2011, 2010 and 2009, the Company recorded stock-based compensation costs as follows:

	Year ended December 31,
	2011	2010	2009

	(U.S. in millions)
Employee stock options	$63	$56	$37
Restricted stock units (“RSUs”)	28	24	17
Total stock-based compensation expense	91	80	54
Tax effect on stock-based compensation expense	13	11	10
Net effect	$78	$69	$44

<>The total unrecognized compensation cost before tax on employee stock options and RSUs amounted to $143 million and $78 million, respectively, at December 31, 2011, and is expected to be recognized over a weighted average period of 1.6 years for both stock options and RSUs.

<>d.       Retained earnings and accumulated other comprehensive income (loss):

  <><><>Retained earnings available for distribution as cash dividends at December 31, 2011 include amounts the distribution of which would attract a tax of $1,624 million (see note 1u).
  <><><>Dividends are declared and paid in New Israeli Shekels (“NIS”). Dividends paid per share in the years ended December 31, 2011, 2010 and 2009 were $0.89, $0.74 and $0.61, respectively. Subsequent to December 31, 2011, the Company declared an additional dividend of 1.0 NIS per share in respect of the fourth quarter of 2011.
  <><><>Components of accumulated other comprehensive income (loss) attributable to Teva:

	December 31,
	2011	2010

	(U.S. in millions)
Currency translation adjustment, net of tax	$(455)	$386
Unrealized gain (loss) from available-for-sale securities, net of tax	(72)	43
Unrealized loss from cash flow hedge	(30)	(70)
Other	(32)	(9)
Comprehensive income (loss) attributable to Teva	$(589)	$350

INCOME TAXES	0 Months Ended
Dec. 31, 2011
Income Tax [Abstract]
Income Taxes
NOTE 14—INCOME TAXES:
a.	Income before income taxes is composed of the following:
		Year ended December 31,
		2011	2010	2009

		(U.S. $ in millions )
The Parent Company and its Israeli subsidiaries		$2,051	$2,511	$1,561
Non-Israeli subsidiaries		905	1,135	642
		$2,956	$3,646	$2,203

b.	Provision for income taxes:
		Year ended December 31,
		2011	2010	2009

		(U.S. $ in millions )
In Israel		$71	$139	$48
Outside Israel		56	144	118
		$127	$283	$166

Current	$689	$560	$408
Deferred	(562)	(277)	(242)
	$127	$283	$166

Reconciliation of the statutory tax rate of the Parent Company in Israel to the effective consolidated tax rate:
	Year ended December 31,
	2011	2010	2009

Statutory tax rate in Israel	24%	25%	26%
Increase (decrease) in effective tax rate due to:
The Parent Company and its Israeli subsidiaries—mainly tax benefits arising from reduced tax rates under benefit programs	(17%)	(18%)	(19%)
Different effective tax rates applicable to non-Israeli subsidiaries	(5%)	(1%)	(3%)
Increase in uncertain tax positions—net	2%	2%	4%
Effective consolidated tax rate	4%	8%	8%

c.	Deferred income taxes:
		Year ended December 31,
		2011	2010

		(U.S. $ in millions )
Short-term deferred tax assets—net:
	Inventory related	$299	$227
	Sales reserves and allowances	268	166
	Provision for legal settlements	199	37
	Carryforward losses and deductions	113	89
	Provisions for employee-related obligations	49	51
	Other	13	(70)
		941	500
Valuation allowance—in respect of carryforward losses and deductions that may not be utilized		(21)	(21)
		$920	$479

Long-term deferred tax assets (liabilities)—net:
	Intangible assets	$(2,562)	$(1,318)
	Carryforward losses and deductions*	591	351
	Property, plant and equipment	(185)	(131)
	Provisions for employee related obligations	40	56
	Other	(1)	(39)
		(2,117)	(1,081)
Valuation allowance—in respect of carryforward losses and deductions that may not be utilized		(431)	(190)
		$(2,548)	$(1,271)
		$(1,628)	$(792)

*	This amount represents the tax effect of carry forward losses and deductions and expires as follows: 2013-2014 — $46 million; 2015-2021 — $95 million; 2022 and thereafter — $95 million. The remaining balance—$355 million—can be utilized with no expiration date.

The deferred income taxes are reflected in the balance sheets among:
	December 31,
	2011	2010

	(U.S. $ in millions )
Current assets—deferred taxes and other current assets	$966	$554
Current liabilities—other current liabilities	(46)	(75)
Deferred taxes, deferred charges and other assets	62	77
Long-term liabilities—deferred income taxes	(2,610)	(1,348)
	$(1,628)	$(792)

d.       Uncertain tax positions:

<>The following table summarizes the activity of our unrecognized tax benefits:

	Year ended December 31,
	2011	2010	2009

	(U.S. $ in millions )
Balance at the beginning of the year	$795	$726	$631
Increase (decrease) related to prior year tax positions, net	(45)	20	98
Increase related to current year tax positions	131	47	35
Decrease related to settlements with tax authorities and lapse of applicable statutes of limitations	(20)	(15)	(37)
Liabilities assumed in acquisitions	52	13	0
Other	(6)	4	(1)
Balance at the end of the year	$907	$795	$726

Uncertain tax positions, mainly of a long-term nature, included accrued potential penalties and interest of $115 million, $94 million and $70 million, at December 31, 2011, 2010 and 2009, respectively. The total amount of interest and penalties in the consolidated statements of income was $21 million, $25 million and $31 million for the years ended December 31, 2011, 2010 and 2009, respectively. Substantially all the above uncertain tax benefits, if recognized, would reduce our annual effective tax rate. Teva does not expect uncertain tax positions to change significantly over the next 12 months

<>e.       Tax assessments:

<>We file income tax returns in various jurisdictions with varying statutes of limitations. The Parent Company and its subsidiaries in Israel have received final tax assessments through tax year 2004.

Following audits of our 2005 and 2006 Israeli corporate tax returns, the Israeli Taxes Authority (the “ITA”) issued decrees for 2005 and tax assessment for 2006, challenging our positions on several issues, including matters related to the usage of funds earned by our approved enterprise for investments outside of Israel, deductibility of management stock options expenses, deductibility of research and development expenses and classification of certain dividends received from our subsidiary in Singapore. The decrees and assessment demand the payment of additional taxes in the aggregate amount of NIS 186 million (approximately $50 million) with respect to 2005 and NIS 2,627 million (approximately $700 million) with respect to 2006. The Parent Company has protested the assessment and intends to appeal the decrees. We believe we have adequately provided for these items and that any adverse results would have an immaterial impact on our financial statements.

The Company's subsidiaries in North America and Europe have received final tax assessments mainly through tax year 2005.

<>f.       Basis of taxation:

<>The Company and its subsidiaries are subject to tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. The Company believes that its accruals for tax liabilities are adequate for all open years. The Company considers various factors in making these assessments, including past history, recent interpretations of tax law, and the specifics of each matter. Because tax regulations are subject to interpretation and tax litigation is inherently uncertain, these assessments can involve a series of complex judgments regarding future events.

<>Most of the Parent Company's industrial projects and several of its Israeli subsidiaries have been granted “Approved Enterprise” status under the Israeli Law for the Encouragement of Capital Investments. For the vast majority of such Approved Enterprises, the companies elected to apply for alternative tax benefits—the waiver of government grants in return for tax exemptions on undistributed income. Upon distribution of such exempt income, the distributing company will be subject to corporate tax at the rate ordinarily applicable to the Approved Enterprise's income. Such tax exemption on undistributed income applies for a limited period of between two to ten years, depending upon the location of the enterprise. During the remainder of the benefits period (generally until the expiration of ten years), a corporate tax rate not exceeding 25% will apply (rather than the regular corporate tax rate which was 24% in 2011 and scheduled to be increased to 25% in 2012 and thereafter). One Approved Enterprise of an Israeli subsidiary enjoys special benefits under the "Strategic Investment Track" - income accrued under this track during the benefits period is exempt from tax, and dividends distributed from such income are also exempt from Israeli tax.

Teva is a foreign investors company, or FIC, as defined by the Investment Law. FICs are entitled to further reductions in the tax rate normally applicable to Approved Enterprises. Depending on the foreign ownership in each tax year, the tax rate can range between 10% (when foreign ownership exceeds 90%) to 25% (when the foreign ownership exceeds 49%). There can be no assurance that the Parent Company and its subsidiaries will continue to qualify as an FIC in the future or that the benefits described herein will be granted in the future.

Income not eligible for “approved enterprise” benefits is taxed at a regular rate, which was 24% in 2011.

The Parent Company and its Israeli subsidiaries elected to compute their taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate (of NIS against the U.S. dollar) on the Company's Israeli taxable income.

<>Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence. Certain manufacturing subsidiaries operate in several jurisdictions outside Israel, some of which benefit from tax incentives such as reduced tax rates, investment tax credits and accelerated deductions.

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	0 Months Ended
Dec. 31, 2011
Financial Instruments And Risk Management Abstract]
Financial Instruments and Risk Management

<>NOTE 15—FINANCIAL INSTRUMENTS AND RISK MANAGEMENT:

  <><>Foreign exchange risk management:<>

  The Group enters into forward exchange contracts in non-functional currencies and purchases and writes non-functional currency options in order to hedge the currency exposure on identifiable balance sheet items. In addition, the Group takes steps to reduce exposure by using “natural” hedging. The Company also acts to offset risks in opposite directions among the companies in the Group. The currency hedged items are usually denominated in the following main currencies: European (mainly the Euro (EUR), Hungarian Forint (HUF), British Pound (GBP), New Israeli Shekel (NIS), Canadian Dollar (CAD), Kuna (HRK), Rubal (RUB), Czech Koruna (CZK) and Swiss Frank (CHF).The writing of options is part of a comprehensive currency hedging strategy.

  <>These transactions are for periods of less than one year. The counterparties to the derivatives comprised mainly of major banks and, in view of the current financial environment, the Company is monitoring the associated inherent credit risks.

  <><>Interest rate, cross-currency swaps and other financial instruments:<>

During the second quarter of 2010, the Company entered into swap agreements with respect to its $1 billion principal amount of 3.00% Senior Notes due 2015. The purpose of these interest rate and cross-currency swap agreements was to convert the notes' denomination from dollars to Euros. As a result of these agreements, Teva pays a fixed rate of 2.36% on the euro principal amount, as compared to the stated 3.00% fixed rate on the dollar principal amount.

During the first quarter of 2011, the Company entered into swap agreements with respect to its $250 million principal amount of 1.70% Senior Notes due 2014. The purpose of these interest rate swap agreements was to change the interest rate from fixed to floating rate. As a result of these agreements, Teva is currently paying an effective interest rate of three months LIBOR plus an average 0.39% on the $250 million principal amount, as compared to the stated 1.70% fixed rate.

During the second quarter of 2011, Teva entered into short term cash flow hedge transactions to reduce the exposure resulting mainly from payroll costs denominated in New Israeli Shekels.

During the fourth quarter of 2011, the Company entered into swap agreements with respect to its $1.1 billion principal amount of three month LIBOR plus 0.9% Senior Notes due 2013. The purpose of these interest rate swap agreements was to change the interest rate from floating to fixed rate. As a result of these agreements, Teva is currently paying an effective interest rate of 1.61% on the $1.1 billion principal amount, as compared to the stated three months LIBOR plus an average 0.9% rate.

During the fourth quarter of 2011, the Company entered into swap agreements with respect to its $875 million principal amount of 3.65% Senior Notes due 2021. The purpose of these interest rate and cross-currency swap agreements was to convert the notes' denomination from dollars to Euros. As a result of these agreements, Teva pays a fixed rate of 3.85% on the euro principal amount, as compared to the stated 3.65% fixed rate on the dollar principal amount.

The above transactions were accounted for by Teva as hedge accounting.

During the second quarter of 2011, Teva entered into economic hedge transactions to help protect Teva's European subsidiaries from anticipated sales exposure resulting from the fluctuation of the US dollar against the Euro, the result of which is reflected in financial expenses—net.

3) Derivative instrument disclosure:
The fair value of derivative instruments consists of:
		Fair value
	Reported under	December 31,
		2011	2010
		U.S. $ in millions
Asset derivatives, comprising interest rate and cross currency swap agreements, designated as hedging instruments	Long-term investments and receivables	$25	$0

Asset derivatives, comprising primarily foreign exchange contracts, not designated as hedging instruments	Deferred taxes and other current assets	$17	$17

Liability derivatives, comprising interest rate and cross currency swap agreements, designated as hedging instruments	Senior notes and loans	$53	$70

Liability derivatives, comprising foreign exchange contracts, not designated as hedging instruments	Other current liabilities	$57	$16

Derivatives on foreign exchange contracts hedge Teva's balance sheet items from currency exposure but are not designated as hedging instruments for accounting purposes. With respect to such derivatives, losses of $5 million and $31 million were recognized under financial expenses—net for the years ended December 31, 2011 and 2010, respectively. Such losses offset the revaluation of the balance sheet items also booked under financial expenses—net.

With respect to the interest rate and cross-currency swap agreements, gains of $20 million were recognized under financial expenses—net for each of the years ended December 31, 2011 and 2010, respectively. Such gains mainly reflect the differences between the fixed interest rate and the floating interest rate.

  Derivative instruments in connection with the ratiopharm acquisition:

  In anticipation of the closing of the ratiopharm acquisition, the Company entered into derivative transactions, which include forward and option contracts, in the amount of €1.5 billion, in order to partially hedge the euro-denominated acquisition commitment of €3.6 billion. As these transactions did not qualify for hedge accounting, the change in fair value of these transactions was recognized under finance expenses—net, resulting in a loss of $102 million for the year ended December 31, 2010.

  Securitization:

During the second half of 2011, Teva securitized approximately $558 million of its trade receivables. The deal was accounted for as a sale transaction.

FINANCIAL EXPENSES NET	0 Months Ended
Dec. 31, 2011
Financial Expenses Net [Abstract]
Financial Expenses - Net
NOTE 16—FINANCIAL EXPENSES- NET:
	Year ended December, 31
	2011	2010	2009

	U.S. $ in millions
Interest expenses and other bank charges	$234	$202	$230
Foreign exchange (gain) losses—net	16	(22)	24
Income from investments	(44)	(57)	(58)
Gain from interest rate swap transaction	(53)
Losses from hedging transactions in connection with the ratiopharm acquisition	-	102	-
Other than temporary impairment of securities	-	-	6
Total finance expense	$153	$225	$202

LEGAL SETTLEMENTS, IMPAIRMENT, RESTRUCTURING AND ACQUISITION COSTS	0 Months Ended
Dec. 31, 2011
Legal Settlements Impairment Restructuring And Acquisition Costs [Abstract]
Legal Settlements, Impairment, Restructuring and Acquisition Costs
NOTE 17—LEGAL SETTLEMENTS, ACQUISITION, RESTRUCTURING AND OTHER EXPENSES AND IMPAIRMENT:

Legal settlements, acquisition, restructuring and other expenses and impairment consisted of the following:

	Year ended December 31 ,
	2011	2010	2009

	U.S. $ in millions
Legal settlements	$471	$2	$434
Impairment of long lived assets (see also notes 6 and 7)	201	124	110
Restructuring and other expenses	192	260	90
Acquisition costs	37	24	4
Total	$901	$410	$638

<>Legal settlements for the year ended December 31, 2011 includes mainly settlements in connection with intellectual property lawsuits and product liability cases.

During 2011, we reached the following settlements:

  A settlement with Pfizer Inc. of patent litigation related to generic versions of Pfizer's Neurontin® (gabapentin) capsules and tablets sold by Teva and its subsidiary IVAX Pharmaceuticals. The settlement between the parties provides for a full release of Teva and its subsidiaries and a one-time payment to Pfizer. The financial terms of the settlement are confidential.
  A settlement agreement with Novartis regarding patent litigation related to amlodipine/benazepril (Lotrel®). The settlement provides for a full release for past sales and a royalty-free license for future sales of all strengths. The financial terms of the settlement are confidential.
  A settlement with the plaintiffs in the majority of the propofol product liability cases where hepatitis C infection was alleged. Teva has established a provision covering both the settlement and the estimated cost of the remainder of these cases.

Impairment of long lived assets of $201 million for the year ended December 31, 2011 related primarily to our Animal Health business in the U.S. and the divestiture of Fentanil in connection with the Cephalon acquisition. Impairment of long lived assets of $124 million for the year ended December 31, 2010 included mainly impairments of intangible assets and fixed assets as a result of the decisions to restructure the Irvine facility.

The restructuring and other expenses relate mainly to integration of new businesses under the new accounting rules, which in previous business combinations were included in the purchase price allocation, as well as cost reduction initiatives comprising closure of certain manufacturing and R&D facilities, and streamlining the staff functions and work force to achieve these goals.

Restructuring and other expenses of $192 million and $260 million for the years ended December 31, 2011 and 2010, respectively, are comprised mainly of severance costs of $154 million and $187 million.

Acquisition expenses in 2011 in the amount of $37 million were primarily related to the Cephalon acquisition.

ENTITY-WIDE DISCLOSURES	0 Months Ended
Dec. 31, 2011
Entity Wide Disclosures [Abstract]
Entity-Wide Disclosures
NOTE 18 – ENTITY WIDE DISCLOSURE:
a.) Revenues by geographic area were as follows:
	Year ended December 31,
	2011	2010	2009

	U.S. $ in millions
United States:
Generic	$3,957	$5,789	$5,037
Branded	4,804	3,600	3,096
Others	39	5	24
Total United States	8,800	9,394	8,157
Europe:
Generic	3,810	2,637	2,030
Branded	1,101	746	687
Others	749	564	554
Total Europe	5,660	3,947	3,271
Rest of World:*
Generic	2,429	1,481	1,397
Branded	588	509	419
Others	835	790	655
Total Rest of World	3,852	2,780	2,471
	$18,312	$16,121	$13,899
* Of which Israel	$621	$566	$500

  <>Net revenues to one major customer of total consolidated sales for the years ended December 31, 2011, 2010 and 2009 were 14%, 16% and 16%, respectively. The balance due from the Company's largest customer accounted for 17% of the gross trade accounts receivable at December 31, 2011. Sales reserves and allowances on these balances are recorded in current liabilities (refer to note 1q). Accordingly, the net balance of the Company's largest customer is much lower.
  Net revenues by product lines were as follows:

	Year ended December 31,
	2011	2010	2009

	U.S. $ in millions
Generics	$10,196	$9,907	$8,464
API	747	641	565
Branded Products	6,493	4,855	4,202
CNS	4,412	3,202	2,665
Copaxone®	3,570	2,958	2,486
Provigil®	350	-	-
Azilect®	290	244	179
Nuvigil®	86	-	-
Respiratory	878	747	775
ProAir®	436	396	455
Qvar®	305	250	202
Women's Health	438	374	357
Oncology	268	74	50
Treanda®	131	-	-
Other Branded	497	458	355
All Others	1,623	1,359	1,233
OTC	765	496	457
Other Revenues	858	863	776
Total	$18,312	$16,121	$13,899

d.) Property, plant and equipment—by geographical location were as follows:
	December 31,
	2011	2010

	U.S. $ in millions
Israel	$1,459	$1,227
United States	1,053	704
Japan	765	52
Hungary	388	334
Germany	317	313
Croatia	311	309
United Kingdom	297	275
Other	1,357	1,143
	$5,947	$4,357

EARNINGS PER SHARE	0 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share
NOTE 19—EARNINGS PER SHARE:

The net income attributable to Teva and the weighted average number of shares used in computation of basic and diluted earnings per share for the years ended December 31, 2011, 2010 and 2009 are as follows:

	2011	2010	2009

	(U.S. in millions)
Net income attributable to Teva	$2,759	$3,331	$2,000
Interest expense on convertible senior debentures, and issuance costs, net of tax benefits	*	44	1
Net income used for the computation of diluted earnings per share	$2,759	$3,375	$2,001

Weighted average number of shares used in the computation of basic earnings per share	890	896	872
Add:
Additional shares from the assumed exercise of employee stock options and unvested RSUs	2	6	7
Weighted average number of additional shares issued upon the assumed conversion of convertible senior debentures	1	19	17
Weighted average number of shares used in the computation of diluted earnings per share	893	921	896

* Represents an amount of less than $0.5 million.

<>In computing diluted earnings per share for the years ended December 31, 2009, no account was taken of the potential dilution of convertible senior debentures, issuable upon assumed conversion, amounting to 16 million weighted average shares since they had an anti-dilutive effect on earnings per share.

<>The following table details the number of ordinary shares and special shares less treasury shares as of each balance sheet date:

	December 31,
	2011	2010	2009

	(Number of shares, in millions)
Ordinary shares—issued	942	937	923
Special shares—exchangeable into ordinary shares (see note 13a)	5	5	5
	947	942	928
Less—treasury shares	59	40	38
	888	902	890

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Dec. 31, 2011
Schedule Of Valuation And Qualifying Accounts [Abstract]
Schedule of Valuation and Qualifying Accounts
TEVA PHARMACEUTICAL INDUSTRIES LIMITED
SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS
Three Years Ended December 31, 2011
(U.S. $ in millions)

Column A	Column B	Column C		Column D	Column E

	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
Allowance for doubtful accounts:
Year ended December 31, 2011	$126	$20	$(6)	$(24)	$116
Year ended December 31, 2010	$99	$29	$9	$(11)	$126
Year ended December 31, 2009	$112	$13	$(20)	$(6)	$99

Allowance in respect of carryforward tax losses:
Year ended December 31, 2011	$211	$124	$198	$(81)	$452
Year ended December 31, 2010	$121	$77	$24	$(11)	$211
Year ended December 31, 2009	$108	$16	$(8)	$5	$121

SIGNIFICANT ACCOUNTING POLICIES (Policies)	0 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011
Significant Accounting Policies [Abstract]
General

a.       General:

Operations

Teva Pharmaceutical Industries Limited (the “Parent Company”), headquartered in Israel, together with its subsidiaries and associated companies (the “Company”, “Teva” or the “Group”), is engaged in the development, manufacturing, marketing and distribution of pharmaceuticals. The majority of the Group's revenues are in the United States and Europe. The Group's main manufacturing facilities are located in Israel, Hungary, United States, Germany, Canada, Ireland, the United Kingdom, the Czech Republic, Croatia and Poland.

Accounting principles

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).

Functional currency

A major part of the Group's operations is carried out by the Company and its subsidiaries in the United States and Israel. The functional currency of these entities is the U.S. dollar (“dollar” or “$”).

The functional currency of the remaining subsidiaries and associated companies in most instances is their local currency. The financial statements of those companies are included in consolidation, based on translation into U.S. dollars. Assets and liabilities are translated at year-end exchange rates, while revenues and expenses are translated at monthly average exchange rates during the year. Differences resulting from translation are presented in equity, under accumulated other comprehensive income (loss).

The financial statements of subsidiaries in a highly inflationary economy are remeasured as if the functional currency was the U.S. dollar, Teva's reporting currency. A highly inflationary economy is one that has cumulative inflation of approximately 100 percent or more over a 3-year period.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reported years. Actual results could differ from those estimates.

As applicable to these consolidated financial statements, the most significant estimates and assumptions relate to sales reserves and allowances, uncertain tax positions, intangible assets, purchase price allocation on acquisitions, contingencies and valuation of goodwill.

Principles of consolidation

b.       Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its majority- owned subsidiaries and Variable Interest Entities ("VIEs") for which the Company is considered the primary beneficiary.

Intercompany transactions and balances are eliminated in consolidation; profits from intercompany sales, not yet realized outside the Group, are also eliminated.

Investee companies

c.       Investee companies:

Investments in entities in which the Company has a significant influence are accounted for using the equity method and included within "long-term investments and receivables". Under the equity method, the Company generally recognizes its proportionate share of income or loss of the entity. Other non-marketable equity investments are carried at cost. The Company also reviews these investments for impairment whenever events indicate the carrying amount may not be recoverable.

Cash and cash equivalents

d.       Cash and cash equivalents:

All highly liquid investments, which include short-term bank deposits and money market instruments, that are not restricted as to withdrawal or use, and short-term debentures, the period to maturity of which did not exceed three months at the time of investment, are considered to be cash equivalents.

Inventories

e.       Inventories:

Inventories are valued at the lower of cost or market. Cost of raw and packaging materials and purchased products is determined mainly on a “moving average” basis. Cost of finished products and products in process is determined as follows: the raw and packaging materials component—mainly on a “moving average” basis; the capitalized production costs component—mainly on an average basis over the production period.

Inventories acquired in a business combination are stepped-up to their estimated fair value less profit for sales efforts and amortized to cost of sales as that inventory is sold.

Marketable securities

f.       Marketable securities:

Marketable securities consist mainly of money market funds, debt securities and equity securities classified as available-for-sale and are recorded at fair value. The fair value of quoted securities is based on current market value. When securities do not have an active market, fair value is determined using a valuation model. This model is based on reference to other instruments with similar characteristics, or a discounted cash flow analysis, or other pricing models making use of market inputs and relying as little as possible on entity-specific inputs. Changes in fair value, net of taxes, are reflected in other comprehensive income (loss).

For declines in the fair value of equity securities that are considered other-than-temporary, impairment losses are charged to financial expense, net. The Company considers available evidence in evaluating potential impairments of its investments, including the duration and extent to which fair value is less than cost, and for equity securities, the Company's ability and intent to hold the investment. For debt securities, an other-than-temporary impairment has occurred if the

Company does not expect to recover the entire amortized cost basis of the debt security. If the Company does not intend to sell the impaired debt security, and it is not more likely than not it will be required to sell the debt security before the recovery of its amortized cost basis, the amount of the other-than-temporary impairment recognized in earnings, recorded in financial expense, net, is limited to the portion attributed to credit loss. The remaining portion of the other-than-temporary impairment related to other factors is recognized in other comprehensive income (loss). Realized gains and losses for both debt and equity securities are included in financial expense, net.

Property, plant and equipment

g.       Property, plant and equipment:

Property, plant and equipment are stated at cost, after deduction of the related investment grants, and depreciated using the straight-line method over the estimated useful life of the assets: buildings, mainly 40 years; machinery and equipment, between 15 to 20 years; and other assets, between 5 to 10 years.

Goodwill and indefinite life intangible assets

h.       Goodwill:

Goodwill reflects the excess of the consideration paid or transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Goodwill is not amortized but rather is tested for impairment annually per reporting unit at the end of each year, or whenever events or circumstances present an indication of impairment.

The goodwill impairment test is applied by performing a qualitative assessment before calculating the fair value of the reporting unit. If, on the basis of qualitative factors, it is not more likely than not that the fair value of the reporting unit is less than the carrying amount, further testing of goodwill for impairment would not be required. If it is determined that it is more likely than not the fair value of the reporting unit fair value is less than the carrying amount of the goodwill, then the goodwill impairment test is applied using a two-step approach. If the reporting unit carrying amount exceeds the fair value, the second step of the goodwill impairment test will be performed to measure the amount of the impairment, if any.

Definite life intangible assets

i.       Identifiable intangible assets:

Identifiable intangible assets are comprised of definite life intangible assets and indefinite life intangible assets.

Definite life intangible assets consist mainly of acquired product rights and other rights relating to products in respect of which an approval for marketing was received from the U.S. Food and Drug Administration (“FDA”) or the equivalent agencies in other countries.

Definite life intangible assets are amortized using mainly the straight-line method over their estimated period of useful life which is determined by identifying the period in which substantially all of the cash flows are expected to be generated. Amortization of acquired developed products is recorded under cost of sales. Amortization of marketing and distribution rights is recorded under selling and marketing expenses.

Indefinite life intangible assets are comprised of trade names and research and development in-process. Indefinite life intangible assets are not amortized but rather are tested for impairment annually at December 31 of each year, or whenever events or circumstances present an indication of impairment.

Acquired research and development in-process in a business combination is capitalized. Upon initial recognition, these assets are treated similarly to indefinite life intangible assets until the related research and development efforts are either completed or abandoned. In the reporting period where they are treated as indefinite life intangible assets, they are not amortized but rather are tested for impairment annually at the end of each year, or whenever events or circumstances present an indication of impairment. Upon completion or abandonment of the related research and development efforts, management determines the remaining useful life of the intangible assets and amortizes them accordingly.

Impairment in value of long-lived assets

l.       Impairment in value of long-lived assets:

The Company tests long-lived assets, other than goodwill, including definite life intangible assets, for impairment, whenever events or circumstances present an indication of impairment. For indefinite life intangible assets, the impairment test consists of a comparison of the fair value of the intangible assets to their carrying amounts. When required, the Company records charges for impairment of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets (see also notes 6 and 7).

Convertible senior debentures

m.       Convertible senior debentures:

The Company separates the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) so that the interest on the Company's convertible debt is at a market rate. This accounting treatment results in the bifurcation of the convertible debt security into a debt component (which is recorded at an amount lower than its face amount) and an equity component. The debt component is accreted over the period until the debt is first due or putable by the holder, with accretion of the resulting discount on the debt recognized as part of interest expense in the consolidated statements of income.

Comprehensive income

n.       Comprehensive income:

Comprehensive income, net of related taxes where applicable, includes, in addition to net income: (i) currency translation adjustments; (ii) unrealized holding gains, losses on available-for-sale securities and non credit risk; (iii) gains in respect of derivative instruments designated as a cash flow hedge and (iv) additional minimum pension liability.

Treasury shares	o. Treasury shares: Treasury shares are presented as a reduction of Teva shareholders' equity and carried at their cost to Teva, under “Treasury shares”.
Contingencies

j.       Contingencies:

The Company and certain of its subsidiaries are involved in various patent, product liability, consumer, commercial, and environmental claims; government investigations; and other legal proceedings that arise from time to time in the ordinary course of our business. Except for income tax contingencies, we record accruals for these type of contingencies to the extent that we conclude their occurrence is probable and that the related liabilities are estimable. We record anticipated recoveries under existing insurance contracts when assured of recovery.

Tax contingencies

k.       Tax contingencies:

TThe Company records accruals for uncertain tax positions. Those accruals are recorded to the extent that the Company concludes that a tax position is not sustainable under a “more-likely-than-not” standard. In addition, the Company classifies interest and penalties recognized in the financial statements relating to uncertain tax positions under the provision for income taxes.

Revenue recognition

q.       Revenue recognition:

The Company recognizes revenues from product sales, including sales to distributors when persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable and collectability is reasonably assured. This generally occurs when products are shipped and title and risk and rewards for the products are transferred to the customer.

Revenues from product sales are recorded net of provisions for estimated chargebacks, rebates, returns, cash discounts and other deductions, such as shelf stock adjustments, which can be reasonably estimated. When sales provisions are not considered reasonably estimable by Teva, the revenue is deferred to a future period when more information is available to evaluate the impact.

Provisions for chargebacks, rebates including Medicaid and other governmental program discounts, including those required by the U.S. health care reform, rebates and other promotional items, such as shelf stock adjustments, are included in “sales reserves and allowances” under “current liabilities”. These provisions are recognized concurrently with the sales of products. Provisions for doubtful debts and prompt payment discounts are netted against “accounts receivable.”

Calculations for these deductions from sales are based on historical experience and the specific terms in the individual agreements. Chargebacks and rebates are the largest components of sales reserves and allowances. Provisions for estimating chargebacks are determined using historical chargeback experience, or expected chargeback levels and wholesaler sales information for new products, which are compared to externally obtained distribution channel reports for reasonableness. Rebates are recognized based on contractual obligations in place at the time of sales with consideration given to relevant factors that may affect the payment as well as historical experience for estimated market activity. Shelf-stock adjustments are granted to customers based on the existing inventory of a customer following decreases in the invoice or contract price of the related product and are estimated based on expected market performance. Teva records a reserve for estimated sales returns by applying historical experience of customer returns to the amounts invoiced and the amount of returned products to be destroyed versus products that can be placed back in inventory for resale.

Revenue resulting from the achievement of milestone events stipulated in the agreements is recognized when the milestone is achieved. Milestones are based upon the occurrence of a substantive element specified in the contract or as a measure of substantive progress towards completion under the contract.

Revenues and other arrangements from licensees, sales of licensed products and technology, are recorded in accordance with the contract terms, when third-party sales can be reliably measured and collection of the funds is reasonably assured.

Royalties, payments for research and development services, up-front fees and milestone payments amounted to $383 million, $162 million and $173 million in the years ended December 31, 2011, 2010 and 2009, respectively.

Research and development expenses

r.       Research and development expenses:

Research and development expenses are charged to income as incurred. Participations and grants in respect of research and development expenses are recognized as a reduction of research and development expenses as the related costs are incurred, or as the related milestone is met. Upfront fees received in connection with cooperation agreements are deferred and recognized over the period of the applicable agreements as a reduction of research and development expenses.

Advance payments for goods or services that will be used or rendered for future research and development activities are deferred and capitalized. Such amounts are recognized as an expense as the related goods are delivered or the services are performed.

Research and development in-process acquired as part of an asset purchase, which has not reached technological feasibility and has no alternative future use, is expensed as incurred.

Income taxes

u<>.       Deferred income taxes:

<>Deferred taxes are determined utilizing the “asset and liability” method based on the estimated future tax effects of temporary differences between the financial accounting and tax bases of assets and liabilities under the applicable tax laws, and on tax rates anticipated to be in effect when the deferred taxes are expected to be paid or realized. A valuation allowance is provided if, based upon the weight of available evidence, it is “more likely than not” that a portion of the deferred tax assets will not be realized. In the event that a valuation allowance relating to a business acquisition is subsequently reduced, the adjustment is recognized in the statement of income. Deferred tax liabilities and assets are classified as current or non-current based on the classification of the related asset or liability for financial reporting, or according to the expected reversal dates of the specific temporary differences where appropriate.

<>Deferred tax has not been provided on the following items:

<>(1) Taxes that would apply in the event of disposal of investments in subsidiaries, as it is generally the Company's intention to hold these investments, not to realize them.

<>(2) Amounts of tax-exempt income generated from the Company's current approved enterprises (see note 14f) as Teva intends to permanently reinvest these and does not intend to distribute dividends from such income. If these dividends were to be paid, the Company would have to pay additional taxes at a rate up to 15% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

<>(3) Dividends distributable from the income of foreign subsidiaries in the Group, as the Company does not expect these subsidiaries to regularly distribute dividends in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes at a rate of up to 25% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

Concentration of credit risks

w.       Concentration of credit risks:

Most of the Group's cash, cash equivalents and marketable securities (which amounted to $1.7 billion at December 31, 2011) were deposited with European, U.S. and Israeli banks and financial institutions and were comprised mainly of cash deposits.

The pharmaceutical industry, particularly in the U.S., has been significantly affected by consolidation among managed care providers, large pharmacy chains, wholesaling organizations and other buyer groups. The U.S. market constitutes approximately 48% of our consolidated revenues and 2% of total trade accounts net of sales reserves and allowances. The exposure of credit risks relating to other trade receivables is limited, due to the relatively large number of Group customers and their wide geographic distribution. The Group performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts and generally does not require collateral. An appropriate allowance for doubtful accounts is included in the accounts.

Derivative

x.       Derivatives:

Teva carries out transactions involving foreign exchange derivative financial instruments (mainly forward exchange contracts and written and purchased currency options and swaps). The transactions are designed to hedge the currency exposure of the Company.

Derivatives that do not qualify for hedge accounting are recognized on the balance sheet at their fair value, with changes in the fair value recognized as a component of “financial expenses—net” in the statements of income. Derivatives that qualify as a fair value hedge are recognized on the balance sheet at their fair value, with changes in the fair value reported with the carrying amount of the hedged asset or liability.

For derivatives that qualify as cash-flow hedges, the effective portion of these derivatives' fair value is initially reported as a component of other comprehensive income and is subsequently recognized when the hedged exposure is recognized in the statements of income.

For derivatives that do not qualify for hedge accounting, the cash flows associated with these derivatives are reflected as cash flows from operating activities in the statements of cash flows.

For derivatives that qualify for hedge accounting, the cash flows associated with these derivatives are reported consistently with the classification of cash flows from the underlying hedged items that these derivatives are hedging.

Earnings per share

v.       Earnings per share:

Basic earnings per share are computed by dividing the net income attributable to Teva by the weighted average number of ordinary shares (including special shares exchangeable into ordinary shares and fully vested RSUs) outstanding during the year, net of treasury shares.

In computing diluted earnings per share, basic earnings per share are adjusted to take into account the potential dilution that could occur upon: (i) the exercise of options and non-vested RSUs granted under employee stock compensation plans and one series of convertible senior debentures, using the treasury stock method; and (ii) the conversion of the remaining convertible senior debentures and subordinated notes using the “if-converted” method, by adding to net income interest expense on the debentures and amortization of issuance costs, net of tax benefits, and by adding the weighted average number of shares issuable upon assumed conversion of the debentures and subordinated notes.

Shipping and handling costs

s.       Shipping and handling costs:

Shipping and handling costs, which amounted to $236 million, $202 million and $158 million for the years ended December 31, 2011, 2010 and 2009, respectively, are included in selling and marketing expenses.

Advertising expenses

t.       Advertising expenses:

Advertising expenses are charged to income as incurred. Advertising expenses for the years ended December 31, 2011, 2010 and 2009 were $248 million, $243 million and $212 million, respectively.

Reclassifications	ab. Reclassifications: Certain comparative figures have been reclassified to conform to the current year presentation.
Fair value measurement

y.       Fair value measurement:

The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

Collaborative arrangements

z.       Collaborative arrangements:

A Collaborative agreements are contractual arrangements in which the parties are active participants to the arrangement and are exposed to the significant risks and rewards that are dependent on the ultimate commercial success of the endeavor. Refer to note 2(9).

The Company recognizes revenue generated and costs incurred on sales to third parties as it relates to a collaborative agreement as gross or net, based on accounting guidance relating to “Reporting Revenue Gross as a Principal versus Net as an Agent.” If the Company is the principal participant in a transaction, revenues are recorded on a gross basis; otherwise, revenues are recorded on a net basis. The guidance also requires that payments between the Company and the counterparty to the collaborative agreement be accounted for in accordance with already existing generally accepted accounting principles, unless none exist, in which case a reasonable, rational, consistent method should be used.

Segment reporting

aa.       Segment reporting:

Teva evaluates its organization structure under a notion of “One Teva” with functional based units of a front-end (products offerings) and back-end (supply, operations and research and development) unified organization. Accordingly, Teva concluded that it has one operating segment. Entity-wide disclosures on net revenues and property, plant and equipment are presented in note 18.

Recently issued accounting pronouncements

ac.       Recently issued accounting pronouncements:

In December 2011, the Financial Accounting Standard Board (“FASB”) issued an accounting standard update which requires additional disclosures about the nature of an entity's rights of setoff and related arrangements associated with its financial instruments and derivative instruments. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods therein, with retrospective application required. Teva believes that the adoption will not have a material impact on its consolidated financial statements.

In June 2011, the FASB amended its comprehensive income presentation guidance. The amendment requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements. The guidance is effective for interim and annual periods beginning after December 15, 2011. In December 2011, the FASB indefinitely deferred certain provisions of this guidance.

In May 2011, the FASB amended its fair value measurements and disclosures guidance. The amendment clarifies the existing guidance and adds new disclosure requirements. The guidance is effective for interim and annual periods beginning after December 15, 2011. Teva believes that the adoption will not have a material impact on its consolidated financial statements.

In December 2010, the FASB issued amendments to the disclosure of pro forma information for business combinations. These amendments were effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The amendments clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented. The amendments also improve the usefulness of the pro forma revenue and earnings disclosures by requiring a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly attributable to the business combination(s).

In December 2010, the FASB issued a clarification of the accounting treatment of fees paid to the federal U.S. government by pharmaceutical manufacturers. These amendments were effective on January 1, 2011, when the fee initially became effective. According to the clarification, these fees are recorded as an operating expense in the consolidated financial statements of income. Implementing this clarification did not have a material effect on our consolidated financial statements.

Fair value measurement

NOTE 3 – FAIR VALUE MEASUREMENT:

Financial items carried at fair value as of December 31, 2011 and 2010 are classified in the tables below in one of the three categories described in note 1y:

__________________________

*        Marketable securities consist mainly of debt securities and equity securities classified as available-for-sale and are recorded at fair value. The fair value of quoted securities is based on current market value (Level 1 input) or observable prices (Level 2 input). When securities do not have an active market or observable prices, fair value is determined using a valuation model (Level 3 input). This model is based on reference to other instruments with similar characteristics, or a discounted cash flow analysis, or other pricing models making use of market inputs and relying as little as possible on entity-specific inputs.

**        Derivatives primarily represent foreign currency option contracts, interest rate and cross-currency swaps which are valued primarily based on observable inputs including interest rate curves and both forward and spot prices for currencies.

Teva's financial instruments consist mainly of cash and cash equivalents, marketable securities, current and non-current receivables, short-term credit, accounts payable and accruals, long-term loans and other long-term senior notes and loans, convertible senior debentures and derivatives.

The fair value of the financial instruments included in working capital and non-current receivables approximates their carrying values. The fair value of long-term bank loans and senior notes also approximates their carrying value, since they bear interest at rates close to the prevailing market rates. The fair value of the senior notes, convertible senior debentures and interest rate and cross-currency swap agreements included under long-term liabilities amounted to $8,714 million and $3,787 million at December 31, 2011 and 2010, respectively, based on quoted market values and prevailing market rates. The fair value of interest rate and cross-currency swap agreements included under long term investments and receivables amounted to $25 million at December 31, 2011.

The fair values and the carrying amounts of derivatives, senior notes and convertible senior debentures with an earliest date of redemption within 12 months are assets of $17 million and $17 million (derivatives) and liabilities of $1,612 million and $1,734 million (senior notes, convertible senior debentures and derivatives) at December 31, 2011 and 2010, respectively. The fair value of derivatives generally reflects the estimated amounts that Teva would receive or pay to terminate the contracts at the reporting dates.

Changes in fair value of available for sale securities, net of taxes, are reflected in other comprehensive income. Unrealized losses considered to be temporary are reflected in other comprehensive income; unrealized losses that are considered to be other-than-temporary are charged to income as an impairment charge. On April 1, 2010, the Company adopted an accounting pronouncement that changes the method for determining whether other-than-temporary impairment exists for debt securities and the amount of the impairment to be recorded in earnings. At December 31, 2011 and 2010, the credit loss was $164 million and $266 million, respectively.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]

p.       Stock-based compensation:

The Company measures and recognizes compensation expense for share-based awards based on estimated fair values on the date of grant using the Black-Scholes option-pricing model. This option pricing model requires estimates as to the option's expected life and the price volatility of the underlying stock.

 Teva values restricted stock units (“RSUs”) based on the market value of the underlying stock at the date of grant, less an estimate of dividends that will not accrue to RSUs holders prior to vesting. Teva recognizes the estimated fair value of option-based awards and RSUs, net of estimated forfeitures, under stock-based compensation costs.

CERTAIN TRANSACTIONS (Tables)	0 Months Ended
Dec. 31, 2011
Certain Transactions Tables [Abstract]
Estimated fair values of assets acquired and liabilities assumed
U.S. $
in millions
Current assets	$2,855
Investment and non-current assets	505
Property, plant and equipment	390
Identifiable intangible assets:
Existing product rights and trade name	2,933
Research and development in-process	1,505
Goodwill	2,874
Total assets acquired	11,062

Current liabilities	956
Short term debt	2,082
Long-term liabilities, including deferred taxes	1,266
Contingent consideration	171
Total liabilities assumed	4,475
Non controlling interest	76
Net assets acquired	$6,511

U.S. $
in millions
Current assets	$1,218
Investment and non-current assets	40
Property, plant and equipment	354
Identifiable intangible assets:
Existing product rights	1,658
Trade name	139
Research and development in-process	501
Goodwill	2,795
Total assets acquired	6,705

Current liabilities	908
Long-term liabilities, including deferred taxes	617
Total liabilities assumed	1,525
Net assets acquired	$5,180

Pro forma financial information
	Year ended December 31,
	2011	2010

	(U.S. $ in millions, except earnings per share)
	(Unaudited)
Net revenues	$20,443	$18,792
Net income attributable to Teva	$2,656	$2,881

Earnings per share:
Basic	$2.98	$3.22
Diluted	$2.97	$3.18

	Year ended December 31,
	2010	2009

	(U.S. $ in millions, except earnings per share)
	(Unaudited)
Net revenues	$17,396	$16,193
Net income attributable to Teva	$3,421	$1,962

Earnings per share:
Basic	$3.82	$2.25
Diluted	$3.76	$2.19

Schedule of Business Acquisitions by Acquisition, Contingent Consideration [Table Text Block]

Acquired Company	Estimated Payment Years	Aggregate Possible Contingent Consideration (U.S dollars in millions)
Gemin X	2016, 2019, 2020 and 2023	0 - 300
Ception	2014-2015	0 - 500
BDC	2015 and 2020	0 - 80
Alba	2016 and 2020	0 - 95

FAIR VALUE MEASUREMENT (Tables)	0 Months Ended
Dec. 31, 2011
Fair Value Measurement Tables [Abstract]
Activity for financial assets estimated utilizing Level 3 inputs
The following table summarizes the activity for those financial assets where fair value measurements are estimated utilizing Level 3 inputs.

	2011	2010

	U.S. $ in millions
Carrying value as of January 1	$78	$76
Amount realized	(61)	(9)
Contingent consideration in connection with Cephalon acquisition	171	-
Net change to fair value:
Included in earnings - finance expense - net	22	7
Included in other comprehensive income (loss)	(7)	4

Carrying value as of December 31	$203	$78

MARKETABLE SECURITIES (Tables)	0 Months Ended
Dec. 31, 2011
Marketable Securities Tables [Abstract]
Available-for-sale securities
	Fair value	Amortized cost	Gross unrealized holding gains	Gross unrealized holding losses

	(U.S. $ in millions)
December 31, 2011	$725	$836	$26	$137
December 31, 2010	$684	$639	$52	$7

Marketable securities
	December 31,
	2011	2010

	U.S. $ in millions
Cash and cash equivalents, mainly money market funds	$75	$392
Short-term investments	22	27
Long-term investments	628	265
	$725	$684

Contractual maturities of debt securities
The contractual maturities of debt securities, are as follows:
December 31,
2011

(U.S. $ in millions)
2012	$97
2013	0
2014	0
2015	0
2016	0
2017 and thereafter	123
$220

PROPERTY, PLANT AND EQUIPMENT (Tables)	0 Months Ended
Dec. 31, 2011
Property Plant And Equipment Tables [Abstract]
Property, plant and equipment, net
NOTE 6—PROPERTY, PLANT AND EQUIPMENT:
Property, plant and equipment, net, consisted of the following:
		December 31,
		2011	2010

		(U.S. $ in millions )
	Machinery and equipment	$3,857	$3,125
	Buildings	2,429	1,935
	Computer equipment and other assets	1,063	858
	Payments on account	574	331
	Land*	453	372
		8,376	6,621
	Less—accumulated depreciation	2,429	2,264
		$5,947	$4,357

*	Land includes long-term leasehold rights in various locations, with useful lives of between 47and 99 years.

Following recent acquisitions, during 2011 the Company reassessed its estimates of the useful lives of property and machinery used in the determination of depreciation, based on management’s review of actual physical condition and usage, normal wear and tear, technological change, and industry practice. Following these changes in estimates, the estimated useful life of buildings was changed from a range of 25 to 50 years to an aggregate useful life of 40 years, and the estimated useful life of machinery was changed to a range of useful life of 15 to 20 years from a range of 7 to 15 years. The impact of the change in estimates is not material to the financial statements.
Depreciation expenses were $358 million, $448 million and $426 million in the years ended December 31, 2011, 2010 and 2009, respectively. During the years ended December 31, 2011 and 2010, we had impairment of property, plant and equipment in the amount of $52 million and $15 million, respectively.

GOODWILL AND INTANGIBLE ASSETS (Tables)	0 Months Ended
Dec. 31, 2011
Goodwill And Intangible Assets Tables [Abstract]
Schedule of goodwill
NOTE 7—GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS:
a.	Goodwill:

	The changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 are as follows:
		2011	2010

		(U.S. $ in millions )
	Balance as of January 1	$15,232	$12,674
	Changes during year:
	Goodwill acquired	3,358	2,600
	Translation differences and other	(297)	(42)

	Balance as of December 31	$18,293	$15,232

Schedule of intangible asstes
b.	Identifiable intangible assets:

1. Identifiable intangible assets consisted of the following:
	Original amount net of impairment		Accumulated amortization		Amortized balance

	December 31,
	2011	2010	2011	2010	2011	2010

	(U.S. $ in millions )
Product rights	$10,237	$6,720	$2,316	$1,708	$7,921	$5,012
Trade names	251	241	34	12	217	229
Research and development in process	2,178	510	0	0	2,178	510

Total	$12,666	$7,471	$2,350	$1,720	$10,316	$5,751

SHORT TERM DEBT (Tables)	0 Months Ended
Dec. 31, 2011
Short Term Debt Tables [Abstract]
Schedule of short term debt
NOTE 8—SHORT TERM DEBT:
a.	Short term debt and current maturities of long term liabilities:	December 31,
		2011	2010

		(U.S. $ in millions )
	Banks and financial institutions	$2,591	$742
	Current maturities of long term liabilities	1,158	690
	Total	$3,749	$1,432

LONG TERM EMPLOYEE RELATED OBLIGATIONS (Tables)	0 Months Ended
Dec. 31, 2011
Long Term Employee Related Obligations Tables [Abstract]
Long-term employee-related obligations
NOTE 9—LONG-TERM EMPLOYEE-RELATED OBLIGATIONS:
a.	Long-term employee-related obligations consisted of the following:
		December 31,
		2011	2010

		(U.S. $ in millions )
	Accrued severance pay	$131	$147
	Defined benefit plans	108	74

	Total	$239	$221

SENIOR NOTES AND LOANS (Tables)	0 Months Ended
Dec. 31, 2011
Senior Notes And Loans Tables [Abstract]
Schedule of senior notes and loans
NOTE 10—SENIOR NOTES AND LOANS:
a.	Senior notes and loans consisted of the following:
	Interest rate as of December 31, 2011	December 31,
		2011	2010

	%	U.S. $ in millions
Senior notes (1)(2)		$9,317	$4,101
Loans, mainly from banks (3)(4)	0.6 to 3.0	2,062	671
Debentures (4)	7.2	15	28

		11,394	4,800
Less—current portion (included under “short-term debt”)		(1,158)	(690)

		$10,236	$4,110

During 2011 the Company issued the following senior notes:
	Annual
	interest	Principal
Issuer	rate	amount issued	Due
	%	(U.S. $ in millions)

Teva Pharmaceutical Finance III, B.V.	LIBOR plus 0.5	$500	March 2014

Teva Pharmaceutical Finance III, B.V. *	1.7	$250	March 2014

Teva Pharmaceutical Finance IV, LLC	LIBOR plus 0.8	$200	May 2013

Teva Pharmaceutical Finance IV, LLC	1.7	$1,000	November 2014

Teva Pharmaceutical Finance Company B.V. **	LIBOR plus 0.9	$1,100	November 2013

Teva Pharmaceutical Finance Company B.V.	2.4	$950	November 2016

Teva Pharmaceutical Finance Company B.V.	3.65	$875	November 2021

Teva Pharmaceutical Finance IV B.V. ***	3.65	$875	November 2021

* In March 2011, the Company entered into interest rate swap agreements with respect to these notes (see note 15).
** In November 2011, the Company entered into interest rate swap agreements with respect to these notes (see note 15).
*** In November 2011, the Company entered into cross currency swap agreements with respect to these notes (see note 15).

CONVERTIBLE SENIOR DEBENTURES (Tables)	0 Months Ended
Dec. 31, 2011
Convertible Senior Debentures Tables [Abstract]
Schedule of convertible senior debentures
NOTE 11—CONVERTIBLE SENIOR DEBENTURES:
	December 31,
	2011	2010
	U.S. $ in millions
0.25% Convertible Senior Debentures due 2026 **	$530	$530
0.25% Convertible Senior Debentures due 2024	1	10
0.50% Convertible Senior Debentures due 2024	*	3
1.75% Convertible Senior Debentures due 2026	-	809
	531	1,352
Less—current portion (included under “short-term debt”)	(531)	(1,339)
Long-term Liabilities	$0	$13

* Represents an amount of less than $0.5.
** These convertible senior debentures due 2026 include a “net share settlement” feature according to which the principal of the debentures will be paid in cash and in the case of conversion, only the residual conversion value above the principal will be paid in Teva shares. Due to the “net share settlement” feature, these convertible senior debentures are classified under convertible senior debentures -short term. The earliest redemption date for the debentures by its holders is February 1, 2016.

During 2011, 2010 and 2009, convertible senior debentures were redeemed or converted as follows:
	Year ended December 31,
	2011		2010		2009
	Principal amount redeemed/converted	Number of shares converted into	Principal amount converted	Number of shares converted into	Principal amount converted	Number of shares converted into

	(U.S. $ and shares in millions)
1.75% Convertible Senior Debentures due 2026	$814	1	$-	-	$-	-
0.25% Convertible Senior Debentures due 2024	9	1	57	2	553	16
0.50% Convertible Senior Debentures due 2024	3	*	34	1	412	11
0.25% Convertible Senior Debentures due 2026	*	*	45	*	0	0
	$826	2	$136	3	$965	27

* Represents an amount of less than 0.5.

EQUITY (Tables)	0 Months Ended
Dec. 31, 2011
Equity Tables [Abstract]
Schedule of ordinary shares issued upon outstanding options
The following tables summarize information at December 31, 2011 regarding the number of ordinary shares issuable upon: (1) outstanding options and (2) vested options:
(1) Number of ordinary shares issuable upon exercise of outstanding options
Range of exercise prices			Balance at end of period (in thousands)	Weighted average exercise price	Weighted average remaining life	Aggregate intrinsic value (in thousands)
			Number of shares	$	Years	$
$10.30	-	$15.20	165	13.97	0.07	4,351
$15.21	-	$22.50	8	21.59	2.54	158
$22.51	-	$32.30	1,072	32.02	1.88	8,940
$32.31	-	$40.50	2,114	32.65	1.97	16,299
$40.51	-	$43.00	13,038	41.80	7.44	-
$43.01	-	$45.00	3,196	44.03	3.10	-
$45.01	-	$52.00	8,946	49.63	7.48	-
$52.01	-	$65.00	4,759	54.64	4.97	-
Total			33,298	44.92	6.12	29,748

Components of accumulated other comprehensive income (loss)
	December 31,
	2011	2010

	(U.S. in millions)
Currency translation adjustment, net of tax	$(455)	$386
Unrealized gain (loss) from available-for-sale securities, net of tax	(72)	43
Unrealized loss from cash flow hedge	(30)	(70)
Other	(32)	(9)
Comprehensive income (loss) attributable to Teva	$(589)	$350

Disclosure of Share-based Compensation Arrangements by Share-based Payment Award [Table Text Block]
The weighted average fair value of options granted during the years were estimated by using the Black-Scholes option-pricing model:

	Year ended December 31,
	2011	2010	2009

Weighted average fair value	$ 9.2	$ 9.7	$ 11.7

The fair value of these options was estimated on the date of grant, based on the following weighted average assumptions:

	Year ended December 31,
	2011	2010	2009

Dividend yield	2.0%	1.7%	1.5%
Expected volatility	27%	24%	25%
Risk-free interest rates (in dollar terms)	1.3%	1.7%	2.2%
Expected life	6 years	5 years	5 years

INCOME TAXES (Tables)	0 Months Ended
Dec. 31, 2011
Income Tax Tables [Abstract]
Schedule of the provision for income taxes
b.	Provision for income taxes:
		Year ended December 31,
		2011	2010	2009

		(U.S. $ in millions )
In Israel		$71	$139	$48
Outside Israel		56	144	118
		$127	$283	$166

Schedule of deferred income taxes by report caption
The deferred income taxes are reflected in the balance sheets among:
	December 31,
	2011	2010

	(U.S. $ in millions )
Current assets—deferred taxes and other current assets	$966	$554
Current liabilities—other current liabilities	(46)	(75)
Deferred taxes, deferred charges and other assets	62	77
Long-term liabilities—deferred income taxes	(2,610)	(1,348)
	$(1,628)	$(792)

Schedule of unrecognized tax benefits
	Year ended December 31,
	2011	2010	2009

	(U.S. $ in millions )
Balance at the beginning of the year	$795	$726	$631
Increase (decrease) related to prior year tax positions, net	(45)	20	98
Increase related to current year tax positions	131	47	35
Decrease related to settlements with tax authorities and lapse of applicable statutes of limitations	(20)	(15)	(37)
Liabilities assumed in acquisitions	52	13	0
Other	(6)	4	(1)
Balance at the end of the year	$907	$795	$726

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Tables)	0 Months Ended
Dec. 31, 2011
Financial Instruments And Risk Management Tables [Abstract[
Schedule of Derivative Instruments in Statement of Financial Position, Fair Value [Table Text Block]
3) Derivative instrument disclosure:
The fair value of derivative instruments consists of:
		Fair value
	Reported under	December 31,
		2011	2010
		U.S. $ in millions
Asset derivatives, comprising interest rate and cross currency swap agreements, designated as hedging instruments	Long-term investments and receivables	$25	$0

Asset derivatives, comprising primarily foreign exchange contracts, not designated as hedging instruments	Deferred taxes and other current assets	$17	$17

Liability derivatives, comprising interest rate and cross currency swap agreements, designated as hedging instruments	Senior notes and loans	$53	$70

Liability derivatives, comprising foreign exchange contracts, not designated as hedging instruments	Other current liabilities	$57	$16

FINANCIAL EXPENSES NET (Tables)	0 Months Ended
Dec. 31, 2011
Financial Expenses Net Tables [Abstract]
Schedule of financial expenses
NOTE 16—FINANCIAL EXPENSES- NET:
	Year ended December, 31
	2011	2010	2009

	U.S. $ in millions
Interest expenses and other bank charges	$234	$202	$230
Foreign exchange (gain) losses—net	16	(22)	24
Income from investments	(44)	(57)	(58)
Gain from interest rate swap transaction	(53)
Losses from hedging transactions in connection with the ratiopharm acquisition	-	102	-
Other than temporary impairment of securities	-	-	6
Total finance expense	$153	$225	$202

LEGAL SETTLEMENTS, IMPAIRMENT, RESTRUCTURING AND ACQUISITION COSTS (Tables)	0 Months Ended
Dec. 31, 2011
Legal Settlements Acquisition And Restructuring Expenses And Impairment Tables [Abstract]
Legal settlements, impairment and restructuring charges
NOTE 17—LEGAL SETTLEMENTS, ACQUISITION, RESTRUCTURING AND OTHER EXPENSES AND IMPAIRMENT:

Legal settlements, acquisition, restructuring and other expenses and impairment consisted of the following:

	Year ended December 31 ,
	2011	2010	2009

	U.S. $ in millions
Legal settlements	$471	$2	$434
Impairment of long lived assets (see also notes 6 and 7)	201	124	110
Restructuring and other expenses	192	260	90
Acquisition costs	37	24	4
Total	$901	$410	$638

ENTITY-WIDE DISCLOSURES (Tables)	0 Months Ended
Dec. 31, 2011
Entity Wide Disclosures Tables [Abstract]
Schedule of net sales by geographical area
NOTE 18 – ENTITY WIDE DISCLOSURE:
a.) Revenues by geographic area were as follows:
	Year ended December 31,
	2011	2010	2009

	U.S. $ in millions
United States:
Generic	$3,957	$5,789	$5,037
Branded	4,804	3,600	3,096
Others	39	5	24
Total United States	8,800	9,394	8,157
Europe:
Generic	3,810	2,637	2,030
Branded	1,101	746	687
Others	749	564	554
Total Europe	5,660	3,947	3,271
Rest of World:*
Generic	2,429	1,481	1,397
Branded	588	509	419
Others	835	790	655
Total Rest of World	3,852	2,780	2,471
	$18,312	$16,121	$13,899
* Of which Israel	$621	$566	$500

Schedule of net sales by product line
	Year ended December 31,
	2011	2010	2009

	U.S. $ in millions
Generics	$10,196	$9,907	$8,464
API	747	641	565
Branded Products	6,493	4,855	4,202
CNS	4,412	3,202	2,665
Copaxone®	3,570	2,958	2,486
Provigil®	350	-	-
Azilect®	290	244	179
Nuvigil®	86	-	-
Respiratory	878	747	775
ProAir®	436	396	455
Qvar®	305	250	202
Women's Health	438	374	357
Oncology	268	74	50
Treanda®	131	-	-
Other Branded	497	458	355
All Others	1,623	1,359	1,233
OTC	765	496	457
Other Revenues	858	863	776
Total	$18,312	$16,121	$13,899

Schedule of PPE by geographical area
d.) Property, plant and equipment—by geographical location were as follows:
	December 31,
	2011	2010

	U.S. $ in millions
Israel	$1,459	$1,227
United States	1,053	704
Japan	765	52
Hungary	388	334
Germany	317	313
Croatia	311	309
United Kingdom	297	275
Other	1,357	1,143
	$5,947	$4,357

EARNINGS PER SHARE (Tables)	0 Months Ended
Dec. 31, 2011
Earnings Per Share Tables [Abstract]
Rollforward of ordinary shares
	December 31,
	2011	2010	2009

	(Number of shares, in millions)
Ordinary shares—issued	942	937	923
Special shares—exchangeable into ordinary shares (see note 13a)	5	5	5
	947	942	928
Less—treasury shares	59	40	38
	888	902	890

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS (Tables)	12 Months Ended
Dec. 31, 2011
Schedule Of Valuation And Qualifying Accounts Tables [Abstract]
Schedule of valuaton and qualifying accounts
TEVA PHARMACEUTICAL INDUSTRIES LIMITED
SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS
Three Years Ended December 31, 2011
(U.S. $ in millions)

Column A	Column B	Column C		Column D	Column E

	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
Allowance for doubtful accounts:
Year ended December 31, 2011	$126	$20	$(6)	$(24)	$116
Year ended December 31, 2010	$99	$29	$9	$(11)	$126
Year ended December 31, 2009	$112	$13	$(20)	$(6)	$99

Allowance in respect of carryforward tax losses:
Year ended December 31, 2011	$211	$124	$198	$(81)	$452
Year ended December 31, 2010	$121	$77	$24	$(11)	$211
Year ended December 31, 2009	$108	$16	$(8)	$5	$121

SIGNIFICANT ACCOUNTING POLICIES (Details) (USD $)	0 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Significant Accounting Policies [Abstract]
Cash, cash equivalents and marketable securities deposited with U.S., European and Israeli banks and financial institutions		$ 1,700,000,000
Percentage of consolidated sales in North America		48.00%
Percentage of net trade accounts receivable in North America		2.00%
Shipping and handling costs, which are included in selling and marketing expenses		236,000,000	202,000,000	158,000,000
Advertising expense		248,000,000	243,000,000	212,000,000
Estimated number of years of useful lives of product rights, mainly	10
Property Plant And Equipment [Line Items]
Royalties Payments For Research And Development Services		$ 383,000,000	$ 162,000,000	$ 173,000,000
Building [Member]
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Mainly		40
Other Machinery And Equipment [Member]
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Minimum		15
Property Plant And Equipment Useful Life Maximum		20
Other Capitalized Property Plant And Equipment [Member]
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Minimum		5
Property Plant And Equipment Useful Life Maximum		10

CERTAIN TRANSACTIONS (Details) (USD $) In Billions, unless otherwise specified	Oct. 14, 2011
Noncash Or Part Noncash Acquisitions [Line Items]
Total consideration	$ 6.5

CERTAIN TRANSACTIONS (Details 1)	0 Months Ended	12 Months Ended							0 Months Ended		0 Months Ended			0 Months Ended							0 Months Ended		0 Months Ended
	Dec. 31, 2010 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Nov. 02, 2011 USD ($)	Oct. 14, 2011 USD ($)	Mar. 02, 2011 USD ($)	Jun. 02, 2010 USD ($)	Dec. 31, 2011 Ratiopharm [Member] USD ($)	Aug. 10, 2010 Ratiopharm [Member] USD ($)	Dec. 31, 2011 Laboratoire Theramex [Member]	Jan. 05, 2011 Laboratoire Theramex [Member] USD ($)	Jan. 05, 2011 Laboratoire Theramex [Member] EUR (€)	Dec. 31, 2011 Infarmasa [Member]	Dec. 31, 2011 Cephalon [Member]	Oct. 14, 2011 Cephalon [Member] USD ($)	Oct. 14, 2011 Cephalon [Member] Convertibledebtissuedtwoprecentdue 2015 [Member] USD ($)	Oct. 14, 2011 Cephalon [Member] Convertibledebtissuedtwopointfiveprecentdue 2014 [Member] USD ($)	Dec. 31, 2011 Taiyo [Member]	Jul. 14, 2011 Taiyo [Member] USD ($)	Dec. 31, 2011 Curetech [Member] USD ($)	Sep. 28, 2011 Curetech [Member] USD ($)	Dec. 31, 2011 Japanese Venture [Member]	Sep. 26, 2011 Japanese Venture [Member] USD ($)
Business Acquisition [Line Items]
Date acquired									August 10, 2010		January 5, 2011			January 26, 2011	October 14, 2011				July 14, 2011		September 28, 2011
Acquisition agreement date																							September 26, 2011
Business Acquisition Cost Of Acquired Entity Purchase Price [Abstract]
Purchase price in US dollars						$ 6,500,000,000				$ 5,200,000,000										$ 1,092,000,000				$ 150,000,000
Purchase price in a currency other than US dollars												355,000,000	267,000,000
Amount borrowed to fund a portion of the cash component of the purchase price									1,500,000,000
Original principal amount of debt instrument		5,750,000,000			5,000,000,000		750,000,000	2,500,000,000	2,500,000,000
Business Acquisition, Percentage of Voting Interests Acquired																				100.00%		75.00%		100.00%
Equity Method Investment Unrealized Gain Included In Other Income																						78,000,000		57,000,000
Equity Method Investment Additional Investment Option Exercised																						19,000,000
Debt Conversion Original Debt Amount 2010		826,000,000	136,000,000	965,000,000													820,000,000	500,000,000
Obligation To Invest Max																					50,000,000
Convertible Debt Aggregate Amount Conversion																2,100,000,000
Equity Method Investment Ownership Percentage																						33.00%
Assets acquired
Current assets										1,218,000,000						2,855,000,000
Investment and other non-current assets										40,000,000						505,000,000
Property, plant and equipment										354,000,000						390,000,000
Identifiable intangible asset - existing product rights						2,924,000,000				1,658,000,000
Identifiable intangible asset - existing trade name										139,000,000						9,000,000
Identifiable intangible asset - existing products and trade name																2,933,000,000
Research and development in-process						1,505,000,000				501,000,000						1,505,000,000						127,000,000
Goodwill										2,795,000,000						2,874,000,000
Total assets acquired										6,705,000,000						11,062,000,000
Liabilities assumed
Current liabilities										908,000,000						956,000,000
Long-term liabilities, including deferred taxes										617,000,000						1,266,000,000
Short-term Debt																2,082,000,000
Contingent consideration																171,000,000
Total liabilities assumed										1,525,000,000						4,475,000,000
Non-controlling interests	55,000,000	148,000,000	55,000,000													76,000,000
Net assets acquired										5,180,000,000
Net assets acquired																$ 6,511,000,000
Additional Business Combination Disclosures [Abstract]
Estimated number of years of useful lives of product rights, mainly	10
Acquired Finite Lived Intangible Assets Weighted Useful Life Min																3
Acquired Finite Lived Intangible Assets Weighted Useful Life Max																12

CERTAIN TRANSACTIONS (Details 2) (USD $) In Millions, except Per Share data, unless otherwise specified	0 Months Ended	12 Months Ended			0 Months Ended	12 Months Ended
	Aug. 10, 2010	Dec. 31, 2010	Dec. 31, 2010 Ratiopharm [Member]	Dec. 31, 2009 Ratiopharm [Member]	Oct. 14, 2011 Cephalon [Member]	Dec. 31, 2011 Cephalon [Member]	Dec. 31, 2010 Cephalon [Member]
Business Acquisition Pro Forma Information [Line Items]
Net sales		$ 17,396		$ 16,193		$ 20,443	$ 18,792
Net income attributable to Teva			$ 3,421	$ 1,962		$ 2,656	$ 2,881
Earnings per share-Basic			$ 3.82	$ 2.25		$ 2.98	$ 3.22
Earnings per share-Diluted			$ 3.76	$ 2.19		$ 2.97	$ 3.18
Business Acquisition, Pro Forma Information, Description	Below are certain unaudited pro forma combined statement of income data for the years ended December 31, 2010 and 2009, as if the acquisition of ratiopharm had occurred on January 1, 2010 and 2009, respectively, after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) estimated additional interest expense due to: (i) borrowings under the one year credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of interest income on Teva’s cash and cash equivalents and marketable securities used as cash consideration in the acquisition; and (iv) elimination of financial expenses of $102 million resulting from the hedging of the euro-denominated purchase price for the acquisition; and (c) elimination of intercompany sales.				Below are certain unaudited pro forma combined statement of income data for the years ended December 31, 2011 and 2010, as if the acquisition of Cephalon had occurred on January 1, 2010 after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) exclusion of $288 million of nonrecurring expense related to inventory step up in 2011 and inclusion of $355 million of nonrecurring expense in 2010; (c) estimated additional finance expenses due to: (i) borrowings under credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of Cephalon’s equity investment mark-to-market effect (an exclusion of income of $198 million and $8 million in 2011 and 2010 supplemental pro forma net income respectively); and (iv) elimination of Cephalon’s finance expense relating to convertible debentures; (d) pharmaceutical products divested as part of the regulatory requirements for approving the deal; (e) elimination of intercompany sales; (f) elimination of net revenues related to the divestiture of certain overlapping products; and (g) elimination of net revenues and income related to Cephalon’s divested businesses (Middle East, Africa, Latin America and Asia); and (h) certain adjustments with regards to the amortization of Cephalon’s Provigil® product. This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010 nor is it necessarily indicative of future results.

CERTAIN TRANSACTIONS (Details 3) (USD $) In Millions, unless otherwise specified	Oct. 14, 2011	Dec. 31, 2011 Ratiopharm [Member]	Aug. 10, 2010 Ratiopharm [Member]	Jul. 14, 2011 Taiyo [Member]	Oct. 14, 2011 Cephalon [Member]
Business Acquisition [Line Items]
Research and development in-process	$ 1,505		$ 501		$ 1,505
Number of IPR&D products valued			42
Highest value allocated to an IPR&D product			$ 501
The methodology for determining the fair value in process research and development projects as of the acquisition date		The net cash inflows were discounted to present values, using a range of discount rates of between 10.5% and 15% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, and other key factors, which vary among the individual products
The low end of the estimated after tax discount rates used in determining the present value of the probability adjusted incremental cash flows expected to be generated by the IPR&D acquired in a business combination			10.50%
The high end of the estimated after tax discount rates used in determining the present value of the probability adjusted incremental cash flows expected to be generated by the IPR&D acquired in a business combination	13.00%		15.00%
Number of in process research and development products launched after acquisition	10
Number Of Marketed Generics Products In Japan				550

CERTAIN TRANSACTIONS (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Schedule Of Equity Method Investments [Line Items]
Related Party Transaction Expenses From Transactions With Related Party	$ 412,000	$ 305,000
Contribution To Related Party Of Entity Director	1,000,000
Teva Lonza [Member]
Schedule Of Equity Method Investments [Line Items]
Percentage owned by Teva	50.00%
Onco Genex Pharmaceuticals [Member]
Schedule Of Equity Method Investments [Line Items]
Date of formation agreement	December 2009,
Initial cash payment	60,000,000
Maximum additional cash payment	$ 370,000,000

CERTAIN TRANSACTIONS (Details 5) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011 GeminX [Member] Minimum [Member]	Dec. 31, 2011 GeminX [Member] Maximum [Member]	Dec. 31, 2011 GeminX [Member] Year 2016 [Member]	Dec. 31, 2011 GeminX [Member] Year 2019 [Member]	Dec. 31, 2011 GeminX [Member] Year 2020 [Member]	Dec. 31, 2011 GeminX [Member] Year 2023 [Member]	Dec. 31, 2011 Ception [Member] Minimum [Member]	Dec. 31, 2011 Ception [Member] Maximum [Member]	Dec. 31, 2011 Ception [Member] Year 2014 [Member]	Dec. 31, 2011 Ception [Member] Year 2015 [Member]	Dec. 31, 2011 Bdcm [Member] Minimum [Member]	Dec. 31, 2011 Bdcm [Member] Maximum [Member]	Dec. 31, 2011 Bdcm [Member] Year 2020 [Member]	Dec. 31, 2011 Bdcm [Member] Year 2015 [Member]	Dec. 31, 2011 Alba [Member] Minimum [Member]	Dec. 31, 2011 Alba [Member] Maximum [Member]	Dec. 31, 2011 Alba [Member] Year 2016 [Member]	Dec. 31, 2011 Alba [Member] Year 2020 [Member]	Oct. 14, 2011 Cephalon [Member]
Business Acquisition, Contingent Consideration [Line Items]
Business Acquisition Contingent Consideration Estimated Payment Years			2016	2019	2020	2023			2014	2015			2020	2015			2016	2020
Business Acquisition, Contingent Consideration, Potential Cash Payment	$ 0	$ 300					$ 0	$ 500			$ 0	$ 80			$ 0	$ 95
Business Acquisition, Contingent Consideration, at Fair Value																			$ 171

CERTAIN TRANSACTIONS (Details 6)	12 Months Ended					0 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Oct. 14, 2011 USD ($)	Dec. 31, 2011 Alba [Member] USD ($)	Feb. 28, 2011 Alba [Member] USD ($)	Dec. 31, 2011 Ctg Weld [Member] EUR (€)	Sep. 02, 2011 CoCrystal [ Member]
Business Acquisition [Line Items]
Business Acquisition Purchase Price Allocation In Process Research And Development			$ 1,505,000,000
Number Of In Process Research And Development Products Launched			10
Business Acquisition Purchase Price Allocation Amortizable Intangible Assets Existing Product Rights			2,924,000,000
Credit Facility Maximum Lending Capacity					23,000,000
Amount available under unused lines of credit				18,000,000
Related Party Transaction Expenses From Transactions With Related Party	412,000	305,000				2,100,000
Date Of Investment Agreement							In September 2011, Teva entered into an agreement with CoCrystal Discovery, Inc., a company focusing on the discovery and development of novel therapeutics, utilizing an innovative drug discovery technology. According to the agreement, Teva will fund the company's R&D under the Research Agreement by the investment into the company of two tranches of $7.5 million each per target (the latter one being discretionary). Dr. Phillip Frost, the Chairman of the Board of directors of Teva, and Prof. Roger Kornberg, a member of the board, are both investors in and members of the board of directors of CoCrystal Discovery, Inc.
Upfront Option Payment And Agreed To Provid Credit Facility					7,000,000
Payment Option To Purchase					$ 15,000,000

FAIR VALUE MEASUREMENT (Details) (USD $) In Millions, unless otherwise specified	0 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Fair Value Measurement With Unobservable Inputs Reconciliation Recurring Basis Asset Value [Abstract]
Carrying value			$ 78	$ 76
Amount realized	(61)	(9)
Net Change In Fair Value Of Level 3 Assets [Abstract]
Fair Value Assets Measured On Recurring Basis Gain Loss Included in earnings financial income	22	7
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Gain (Loss) Included in other comprehensive income (loss)	(7)	4
Carrying value	203	78	203	78
Fair value of the senior notes, convertible senior debentures and interest rate swap agreements			8,714	3,787
Fair value of the interest rate swap agreements			0	0
Fair value convertible senior debentures and derivatives liabilities			1,612	1,734
Fair value, option, credit risk, gains (losses) on assets			164	266
Cash And Cash Equivalents2011 [Domain]
Total	1,851	1,480
Cash And Cash Equivalents2011 [Domain] | Level 1 [Member]
Total	1,625	1,389
Cash And Cash Equivalents2011 [Domain] | Level 2 [Member]
Total	23	13
Cash And Cash Equivalents2011 [Domain] | Level 3 [Member]
Total	203	78
Money Market Funds [Member]
Cash And Cash Equivalents Fair Value Disclosure	73	389	73	389
Money Market Funds [Member] | Level 1 [Member]
Cash And Cash Equivalents Fair Value Disclosure	73	389	73	389
Money Market Funds [Member] | Level 2 [Member]
Cash And Cash Equivalents Fair Value Disclosure	0	0	0	0
Money Market Funds [Member] | Level 3 [Member]
Cash And Cash Equivalents Fair Value Disclosure	0	0	0	0
Demand Deposits [Member]
Cash And Cash Equivalents Fair Value Disclosure	1,023	859	1,023	859
Demand Deposits [Member] | Level 1 [Member]
Cash And Cash Equivalents Fair Value Disclosure	1,023	859	1,023	859
Demand Deposits [Member] | Level 2 [Member]
Cash And Cash Equivalents Fair Value Disclosure	0	0	0	0
Demand Deposits [Member] | Level 3 [Member]
Cash And Cash Equivalents Fair Value Disclosure	0	0	0	0
Auction Rate Securities [Member]
Investments Fair Value Disclosure	31	77	31	77
Auction Rate Securities [Member] | Level 1 [Member]
Investments Fair Value Disclosure	0	0	0	0
Auction Rate Securities [Member] | Level 2 [Member]
Investments Fair Value Disclosure	0	0	0	0
Auction Rate Securities [Member] | Level 3 [Member]
Investments Fair Value Disclosure	31	77	31	77
Collateralized Debt Obligations [Member]
Investments Fair Value Disclosure	5	10	5	10
Collateralized Debt Obligations [Member] | Level 1 [Member]
Investments Fair Value Disclosure	4	9	4	9
Collateralized Debt Obligations [Member] | Level 2 [Member]
Investments Fair Value Disclosure	0	0	0	0
Collateralized Debt Obligations [Member] | Level 3 [Member]
Investments Fair Value Disclosure	1	1	1	1
Structured Finance [Member]
Investments Fair Value Disclosure	91	82	91	82
Structured Finance [Member] | Level 1 [Member]
Investments Fair Value Disclosure	0	0	0	0
Structured Finance [Member] | Level 2 [Member]
Investments Fair Value Disclosure	91	82	91	82
Structured Finance [Member] | Level 3 [Member]
Investments Fair Value Disclosure	0	0	0	0
Other Debt Obligations [Member]
Investments Fair Value Disclosure	20	23	20	23
Other Debt Obligations [Member] | Level 1 [Member]
Investments Fair Value Disclosure	20	23	20	23
Other Debt Obligations [Member] | Level 2 [Member]
Investments Fair Value Disclosure	0	0	0	0
Other Debt Obligations [Member] | Level 3 [Member]
Investments Fair Value Disclosure	0	0	0	0
Liability Derivatives [Member]
Derivatives-net	57	16	57	16
Liability Derivatives [Member] | Level 1 [Member]
Derivatives-net	0	0	0	0
Liability Derivatives [Member] | Level 2 [Member]
Derivatives-net	57	16	57	16
Liability Derivatives [Member] | Level 3 [Member]
Derivatives-net	0	0	0	0
Interest Rate Swap [Member]
Derivatives-net	53	70	53	70
Derivatives-net	25	0	25	0
Interest Rate Swap [Member] | Level 1 [Member]
Derivatives-net	0	0	0	0
Derivatives-net	0	0	0	0
Interest Rate Swap [Member] | Level 2 [Member]
Derivatives-net	53	70	53	70
Derivatives-net	25	0	25	0
Interest Rate Swap [Member] | Level 3 [Member]
Derivatives-net	0	0	0	0
Derivatives-net	0	0	0	0
Asset Derivatives [Member]
Derivatives-net	(17)	(17)	(17)	(17)
Derivative Fair Value Of Derivative Asset	17	17	17	17
Asset Derivatives [Member] | Level 1 [Member]
Derivatives-net	0	0	0	0
Asset Derivatives [Member] | Level 2 [Member]
Derivatives-net	(17)	(17)	(17)	(17)
Asset Derivatives [Member] | Level 3 [Member]
Derivatives-net	0	0	0	0
Equity Securities [Member]
Investments Fair Value Disclosure	505	109	505	109
Equity Securities [Member] | Level 1 [Member]
Investments Fair Value Disclosure	505	109	505	109
Equity Securities [Member] | Level 2 [Member]
Investments Fair Value Disclosure	0	0	0	0
Equity Securities [Member] | Level 3 [Member]
Investments Fair Value Disclosure	0	0	0	0
Business Acquisition Contingent Consideration [Member]
Business Acquisition, Contingent Consideration, at Fair Value	171	0	171	0
Business Acquisition Contingent Consideration [Member] | Level 1 [Member]
Business Acquisition, Contingent Consideration, at Fair Value	0		0
Business Acquisition Contingent Consideration [Member] | Level 2 [Member]
Business Acquisition, Contingent Consideration, at Fair Value	0		0
Business Acquisition Contingent Consideration [Member] | Level 3 [Member]
Business Acquisition, Contingent Consideration, at Fair Value	$ 171		$ 171

MARKETABLE SECURITIES (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Marketable Securities [Abstract]
Fair value	$ 725	$ 684
Cost	836	639
Gross unrealized holding gains	26	52
Gross unrealized holding losses	137	7
Cash and cash equivalents	75	392
Short-term investments	22	27
Long-term investments	628	265
Fair value	725	684
Contractual maturities of debt securities
2012	97
2013	0
2014	0
2015	0
2016	0
2017 and thereafter	123
Total maturities of available-for-sale securities, at fair value	$ 220

INVENTORIES (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Inventories [Abstract]
Raw and packaging materials	$ 1,589	$ 1,237
Products in process	781	579
Finished products	2,502	1,948
Materials in transit and payments on account	140	102
Inventories	$ 5,012	$ 3,866

PROPERTY, PLANT AND EQUIPMENT (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Property Plant and Equipment Net [Abstract]
Land owned or held under long-term leases	$ 453	$ 372
Buildings	2,429	1,935
Machinery and equipment	3,857	3,125
Computer equipment and other assets	1,063	858
Payments on account	574	331
Subtotal	8,376	6,621
Less-accumulated depreciation	2,429	2,264
Property, Plant and Equipment, Net, Total	5,947	4,357
Depreciation expense for the year	358	448	426
Impairment charge during the year on property, plant and equipment	$ 52	$ 15
Capitalized Land Lease Estimated Useful Lives Minimum	47
Capitalized Land Lease Estimated Useful Lives Maximum	99
Building [Member]
Change in Accounting Estimate [Line Items]
Change in Accounting Estimate, Description	the estimated useful life of buildings was changed from a range of 25 to 50 years to an aggregate useful life of 40 years
Machinery and Equipment [Member]
Change in Accounting Estimate [Line Items]
Change in Accounting Estimate, Description	the estimated useful life of machinery was changed to a range of useful life of 15 to 20 years from a range of 7 to 15 years

GOODWILL AND INTANGIBLE ASSETS (Details) (USD $) In Millions, unless otherwise specified	0 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Goodwill [Roll Forward]
Goodwill, balance as of January 1			$ 15,232	$ 12,674
Net additions from acquisitions and adjustments of previously recorded business combinations	3,358	2,600
Translation Differences And Other	(297)	(42)
Goodwill, balance as of December 31	18,293	15,232	18,293	15,232	12,674
Intangible assets
Product rights, at cost	10,237	6,720	10,237	6,720
Finite Lived Trade Names Gross	251	241	251	241
Business Combination Recognized Identifiable Assets Acquired And Liabilities Assumed In Process Research And Development Gross	2,178	510	2,178	510
Intangible assets, gross, excluding goodwill	12,666	7,471	12,666	7,471
Product rights, accumulated amortization	2,316	1,708	2,316	1,708
Finite Lived Trade Names Accumulated Amortization	34	12	34	12
Intangible assets accumulated amortization	2,350	1,720	2,350	1,720
Products rights net	7,921	5,012	7,921	5,012
Trade Names Net	217	229	217	229
Business Combination Recognized Identifiable Assets Acquired And Liabilities Assumed In Process Research And Development Net	2,178	510	2,178	510
Intangible assets, net (excluding goodwill) total	10,316	5,751	10,316	5,751
Intangible assets charges against earnings
Amortization expense on intangible assets for the period			707	527	485
Impairment of intangible assets			143	109	42
Estimated aggregate amortization of intangible assets
2011	1,328		1,328
2012	1,124		1,124
2013	1,088		1,088
2014	845		845
2015	$ 772		$ 772
Finite Lived Intangible Assets Useful Life Mainly		10

SHORT TERM DEBT (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Debt Current
Bank loans, overdrafts and financial institution loans	$ 2,591	$ 742
Current portion of long term senior notes and loans	1,158	690
Debt, Current, Total	$ 3,749	$ 1,432
Debt Current Additional Information
Weighted average interest rate	1.00%	1.20%

SHORT TERM DEBT (Details1) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Syndicated Credit Facility [Member]	Jan. 03, 2011 Syndicated Credit Facility [Member]	Dec. 31, 2011 Bilateral Revolving Lines Of Credit [Member]
Line Of Credit Facility [Line Items]
Line Of Credit Agreement Date			June		2009 and early 2010
Line Of Credit Termination Terms				three-year
Line Of Credit Facility Maximum Borrowing Capacity			$ 2,500,000,000	$ 1,500,000,000	$ 1,100,000,000
Bank loans, overdrafts and financial institution loans	$ 2,591,000,000	$ 742,000,000

LONG TERM EMPLOYEE RELATED OBLIGATIONS (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Employee-related obligations long-term
Accrued severance pay	$ 131	$ 147
Defined benefit plans	108	74
Total	239	221
Employee-related obligations information
Long-term investments earmarked for severance pay liabilities in Israel	129	120
Expected contributions to the pension funds	87
Future minimum benefit payments
2011	22
2012	14
2013	18
2014	17
2015	15
2016-2020	$ 98

SENIOR NOTES AND LOANS (Details) (USD $) In Millions, unless otherwise specified	0 Months Ended
	Dec. 31, 2011	Nov. 02, 2011	Mar. 02, 2011	Dec. 31, 2010	Jun. 02, 2010
Long Term Debt By Components Alternative [Abstract]
Credit facilities	$ 0			$ 0
Senior notes	9,317			4,101
Loans, mainly from banks	2,062			671
Debentures	15			28
Total long-term debt	11,394			4,800
Current Portion Long Term Debt	(1,158)			(690)
Notes and Loans, Noncurrent, Total	10,236			4,110
Maturities Of Long Term Debt [Abstract]
2013	1,829
2014	2,460
2015	1,525
2016	1,495
2017 and thereafter	2,892
Senior Notes Additional Information [Abstract]
Original principal amount of debt instrument	5,750	5,000	750		2,500
Fair Value Of The Interest Rate Swap Transactions Terminated	35
Redemption principal amount of convertible senior debentures	$ 500

SENIOR NOTES AND LOANS (Details 1) (USD $) In Millions, unless otherwise specified	0 Months Ended						12 Months Ended		12 Months Ended					12 Months Ended
	Dec. 31, 2011	Nov. 02, 2011	Mar. 02, 2011	Jun. 02, 2010	Dec. 31, 2011 Senior Notes Issue One [Member]	Dec. 31, 2009 Senior Notes Issue One [Member]	Dec. 31, 2011 Senior Notes Issue Two [Member]	Dec. 31, 2009 Senior Notes Issue Two [Member]	Dec. 31, 2009 Senior Note Issues [Member]	Dec. 31, 2011 Syndicated Loan [Member]	Dec. 31, 2011 Bank Loan One [Member]	Dec. 31, 2011 Bank Loan Two [Member]	Dec. 31, 2010 Bank Loan Two [Member]	Dec. 31, 2011 Subsidiary Senior Notes Due 2014 One [Member]	Dec. 31, 2011 Subsidiary Senior Notes Due 2014 Two [Member]	Dec. 31, 2011 Subsidiary Senior Notes Due 2013 One [Member]	Dec. 31, 2011 Subsidiary Senior Notes Due 2013 Two [Member]	Dec. 31, 2011 Subsidiary Senior Notes Due 2014 Three [Member]	Dec. 31, 2011 Subsidiary Senior Notes Due 2016 [Member]	Dec. 31, 2011 Subsidiary Senior Notes Due 2021 One [Member]	Dec. 31, 2011 Subsidiary Senior Notes Due 2021 Two [Member]
Debt Instrument [Line Items]
Debt instrument issuer														Teva Pharmaceutical Finance III, B.V.	Teva Pharmaceutical Finance III, B.V. *	Teva Pharmaceutical Finance IV, LLC	Teva Pharmaceutical Finance Company B.V. **	Teva Pharmaceutical Finance IV, LLC	Teva Pharmaceutical Finance Company B.V.	Teva Pharmaceutical Finance Company B.V.	Teva Pharmaceutical Finance IV B.V. ***
Debt instrument required currency of repayment												Euro (mainly) and USD
Debt instrument stated interest rate percentage	7.20%				6.15%		5.55%								1.70%			1.70%	2.40%	3.65%	3.65%
Debt instrument effective interest rate percentage at period end, low end of range										0.60%	0.60%	0.60%
Debt instrument effective interest rate percentage at period end, high end of range										3.00%	3.00%	3.00%
Debt Instrument Description Of Variable Rate Basis														LIBOR		LIBOR	LIBOR
Debt Instrument Basis Spread On Variable Rate														0.50%		0.80%	0.90%
Debt instrument issuance date							January 2006
Debt instrument maturity year														Jan 3, 2014	Jan 3, 2014	Jan 5, 2013	Jan 11, 2013	Jan 11, 2014	Jan 11, 2016	Jan 11, 2021	Jan 11, 2021
Interest rate information												denominated in Euro (mainly) and USD
Description of the interest rate terms of the swap agreement															see note 15			see note 15	see note 15	see note 15	see note 15
Original principal amount of debt instrument	$ 5,750	$ 5,000	$ 750	$ 2,500		$ 1,000		$ 500		$ 633	$ 1,000	$ 405	$ 412	$ 500	$ 250	$ 200	$ 1,100	$ 1,000	$ 950	$ 875	$ 875
Teva repurchased $20 million of the senior notes	$ 500								$ 20

CONVERTIBLE SENIOR DEBENTURES (Details) (USD $) In Millions, unless otherwise specified	0 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Nov. 02, 2011	Mar. 02, 2011	Jun. 02, 2010
Debt Instrument [Line Items]
Debt instrument stated interest rate percentage	7.20%	7.20%
Original principal amount of debt instrument	$ 5,750	$ 5,750			$ 5,000	$ 750	$ 2,500
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Principal amount converted		826	136	965
Number of shares converted into		2	3	27
Redemption principal amount of convertible senior debentures	500
Convertible Debt And Accrued Interest	531	531	1,352
Convertible senior debentures - short term	(531)	(531)	(1,339)
Convertible senior debentures - long term	0	0	13
Convertible Debt Issue Aa [Member]
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Principal amount converted		3	34	412
Number of shares converted into		0	1	11
Convertible Debt And Accrued Interest	0	0	3
Convertible Debt Issue B [Member]
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Principal amount converted		9	57	553
Number of shares converted into		1	2	16
Convertible Debt And Accrued Interest	1	1	10
Convertible Debt Issue D [Member]
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Principal amount converted		0	45	0
Number of shares converted into		0	0	0
Convertible Debt And Accrued Interest	530	530	530
Convertible Debt Issue E [Member]
Conversions And Redemptions Of Convertible Senior Debentures [Abstract]
Principal amount converted		814	0	0
Number of shares converted into		1	0	0
Convertible Debt And Accrued Interest	$ 0	$ 0	$ 809

CONVERTIBLE SENIOR DEBENTURES (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
New Accounting Pronouncements Or Change In Accounting Principle [Line Items]
Total equity	$ 22,343	$ 22,002	$ 19,259	$ 16,438

COMMITMENTS AND CONTINGENCIES (Details) (USD $)	0 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2007	Mar. 31, 2007	Jan. 02, 2012
Operating Leases Future Minimum Payments Due Abstract
2012	$ 114,000,000	$ 114,000,000
2013	87,000,000	87,000,000
2014	63,000,000	63,000,000
2015	37,000,000	37,000,000
2016	28,000,000	28,000,000
2017 and thereafter	70,000,000	70,000,000
Maximum number of years of contractual royalty payments	20	20
Operating Leases Related Parties Expense		500,000
Lease And Rental Expense		115,000,000	90,000,000	67,000,000
Intellectual Property Matters [Abstract]
Annual sales of Zyprexa						180,000,000
Annual sales of Protonix					2,500,000,000
Annual Sales Of Pantoprazole					1,100,000,000
Claims For Damages And Prejudgment Interest Against Teva							2,100,000,000
Propofol Product Law Suits Payment	270,000,000
Verdicts Awarding Compensatory And Punitive Damages	800,000,000	800,000,000
Verdict Awards	$ 104,000,000
Plaintiffs Patients At Endoscopy Centers	4,000
Non Infected Plaintiffs	1,700
Products And Services [Domain] | Barr And Duramed [Member]
Statement [Line Items]
Approximate number of pending cases	452	452
Products And Services [Domain] | Teva Parental Medicines Inc [Member]
Statement [Line Items]
Approximate number of pending cases	50	50
Number of cases patients at endoscopy center did not contract virus	97
Barr and Duramed products [Member]
Statement [Line Items]
Approximate number of product liability cases	6,000
Approximate number of pending cases	438	438
Approximate number of cases that have been dismissed	5,500
Teva And Subsidiaries [Member]
Statement [Line Items]
Approximate number of product liability cases	5,500
Approximate number of cases that have been dismissed	3,000
Teva And Subsidiaries [Member] | Teva Parental Medicines Inc [Member]
Statement [Line Items]
Number of cases patients at endoscopy center did not contract virus	120

EQUITY (Details)	0 Months Ended		12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 ILS	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Nov. 02, 2011 USD ($)	Mar. 02, 2011 USD ($)	Jun. 02, 2010 USD ($)
Common stock
Ordinary shares, issued	942,000,000	937,000,000	942,000,000	942,000,000	937,000,000	923,000,000
Purchase of treasury shares			$ 899,000,000		$ 99,000,000	$ 0
Treasury Stock Shares Acquired	1		19,600,000	19,600,000
Stock Repurchase Program, Authorized Amount	3,000,000,000	1,000,000,000
Original principal amount of debt instrument	5,750,000,000		5,750,000,000				5,000,000,000	750,000,000	2,500,000,000
Treasury stock
Treasury stock, value			(901,000,000)		(99,000,000)
Retained earnings
Estimated income tax liability	1,624,000,000		1,624,000,000
Dividends declared and paid			$ 0.89		$ 0.74	$ 0.61
Additional dividends declared				1
Components of accumulated other comprehensive income (loss)
Currency translation adjustment, net of tax	(455,000,000)	386,000,000	(455,000,000)		386,000,000
Unrealized gain (loss) from available-for-sale securities, net of tax	(72,000,000)	43,000,000	(72,000,000)		43,000,000
Accumulated Other Comprehensive Income Loss Cumulative Changes In Net Gain Loss From Cash Flow Hedges Effect Net Of Tax	(30,000,000)	(70,000,000)	(30,000,000)		(70,000,000)
Other	(32,000,000)	(9,000,000)	(32,000,000)		(9,000,000)
Comprehensive income attributable to Teva	$ (589,000,000)	$ 350,000,000	$ (589,000,000)		$ 350,000,000

EQUITY (Details 1) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Past Employee Stock And Incentived Plans [Member]
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Number of equivalent stock units approved for grants under the plan	70
Share based compensation vesting period	2 to 4 years
Share based compensation expiration period	seven
Long Term Equity Based Incentive Plan [Member]
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Number of equivalent stock units that remain available for future awards	47
Share based compensation vesting period	2 to 4 years
Share based compensation expiration period	ten

EQUITY (Details 2) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Roll Forward
Options granted WA fair value	$ 9.2	$ 9.7	$ 11.7
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions And Methodology Abstract
Dividend yield	2.00%	1.70%	1.50%
Expected volatility	27.00%	24.00%	25.00%
Risk-free interest rate (in dollar terms)	1.30%	1.70%	2.20%
Expected years of life	6	5	5
Share Based Compensation Arrangement By Share Based Payment Award Options Additional Disclosures Abstract
Closing stock price	$ 40.36
The total number of exercisable options that are in-the-money as of December 31, 2010	3,400,000
The total intrinsic value of options exercised during the years	$ 35	$ 222	$ 161
Average market price of Teva's ordinary shares during the year	$ 45.49	$ 55.09	$ 48.3
Employee Service Share Based Compensation Nonvested Award Total Compensation Cost Not Yet Recognized Period For Recognition	1.6
Stock Options Plan [Member]
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Roll Forward
Balance outstanding at beginning of year	28,164,000	30,057,000	29,212,000
Granted	9,550,000	6,062,000	8,504,000
Exercise of options and RSUs by employees, shares	(2,295,000)	(7,273,000)	(6,805,000)
Forfeited	(2,121,000)	(682,000)	(854,000)
Balance outstanding at end of year	33,298,000	28,164,000	30,057,000
Weighted average exercise price	$ 44.92	$ 44.77	$ 38.66	$ 31.54
Granted	$ 42.56	$ 50.62	$ 51.91
Exercised	$ 30.21	$ 24.53	$ 24.7
Forfeited	$ 48.61	$ 43.29	$ 37.9
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions And Methodology Abstract
Low end of range of expected forfeiture rates	2.00%
High end of range of expected forfeiture rates	9.00%
Options exercisable at end of year	11,456,000	9,862,000	12,719,000
Share Based Compensation Arrangement By Share Based Payment Award Options Additional Disclosures Abstract
Weighted average exercise price	$ 41.01	$ 36.17	$ 28.77
The total unrecognized compensation cost before tax on employee stock options and RSUs	$ 143

EQUITY (Details 3) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range [Line Items]
Number of shares	33,298
Weighted average exercise price	$ 44.92
Weighted average remaining life	6.12
Aggregate intrinsic value	$ 29,748
Number of shares	11,456
Weighted average exercise price	$ 41.01
Weighted average remaining life	2.81
Aggregate intrinsic value	29,748
Exercise Price Range One [Member]
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range [Line Items]
Number of shares	165
Weighted average exercise price	$ 13.97
Weighted average remaining life	0.07
Aggregate intrinsic value	4,351
Number of shares	165
Weighted average exercise price	$ 13.97
Weighted average remaining life	0.07
Aggregate intrinsic value	4,351
Exercise Price Range Two [Member]
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range [Line Items]
Number of shares	8
Weighted average exercise price	$ 21.59
Weighted average remaining life	2.54
Aggregate intrinsic value	158
Number of shares	8
Weighted average exercise price	$ 21.59
Weighted average remaining life	2.54
Aggregate intrinsic value	158
Exercise Price Range Three [Member]
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range [Line Items]
Number of shares	1,072
Weighted average exercise price	$ 32.02
Weighted average remaining life	1.88
Aggregate intrinsic value	8,940
Number of shares	1,072
Weighted average exercise price	$ 32.02
Weighted average remaining life	1.88
Aggregate intrinsic value	8,940
Exercise Price Range Four [Member]
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range [Line Items]
Number of shares	2,114
Weighted average exercise price	$ 32.65
Weighted average remaining life	1.97
Aggregate intrinsic value	16,299
Number of shares	2,114
Weighted average exercise price	$ 32.65
Weighted average remaining life	1.97
Aggregate intrinsic value	16,299
Exercise Price Range Five [Member]
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range [Line Items]
Number of shares	13,038
Weighted average exercise price	$ 41.8
Weighted average remaining life	7.44
Aggregate intrinsic value	0
Number of shares	3,368
Weighted average exercise price	$ 42.08
Weighted average remaining life	2.62
Aggregate intrinsic value	0
Exercise Price Range Six [Member]
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range [Line Items]
Number of shares	3,196
Weighted average exercise price	$ 44.03
Weighted average remaining life	3.1
Aggregate intrinsic value	0
Number of shares	2,915
Weighted average exercise price	$ 44.02
Weighted average remaining life	3
Aggregate intrinsic value	0
Exercise Price Range Seven [Member]
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range [Line Items]
Number of shares	8,946
Weighted average exercise price	$ 49.63
Weighted average remaining life	7.48
Aggregate intrinsic value	0
Number of shares	651
Weighted average exercise price	$ 48.58
Weighted average remaining life	4.06
Aggregate intrinsic value	0
Exercise Price Range Eight [Member]
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range [Line Items]
Number of shares	4,759
Weighted average exercise price	$ 54.64
Weighted average remaining life	4.97
Aggregate intrinsic value	0
Number of shares	1,163
Weighted average exercise price	$ 53.59
Weighted average remaining life	4.94
Aggregate intrinsic value	$ 0

EQUITY (Details 4) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Other Than Options Nonvested [Roll Forward]
Employee Service Share Based Compensation Nonvested Award Total Compensation Cost Not Yet Recognized Period For Recognition	1.6
Restricted Stock Units [Member]
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Other Than Options Nonvested [Roll Forward]
RSUs outstanding at beginning of year	2,290	2,063	1,511
Granted	1,295	672	920
Vested	(389)	(379)	(291)
Forfeited	(103)	(66)	(77)
RSUs outstanding at end of year	3,093	2,290	2,063
Weighted-average grant date fair value per share - RSUs at beginning of year	$ 45.78	$ 43.51	$ 38.13
Granted	$ 39.41	$ 47.57	$ 49.91
Vested	$ 44.43	$ 37.2	$ 37.18
Forfeited	$ 45.49	$ 42.22	$ 38.17
Weighted-average grant date fair value per share - RSUs at end of year	$ 43.23	$ 45.78	$ 43.51
The total unrecognized compensation cost before tax on employee stock options and RSUs	$ 78

EQUITY (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Stock Options Plan [Member]
Employee Service Share Based Compensation Aggregate Disclosures Abstract
Restricted stock units RSUs	$ 63	$ 56	$ 37
Restricted Stock Units [Member]
Employee Service Share Based Compensation Aggregate Disclosures Abstract
Restricted stock units RSUs	28	24	17
Omnibus Long Term Share Incentive Plan [Member]
Employee Service Share Based Compensation Aggregate Disclosures Abstract
Restricted stock units RSUs	91	80	54
Tax effect on stock-based compensation expense	13	11	10
Net effect	$ 78	$ 69	$ 44

INCOME TAXES (Details) In Millions, unless otherwise specified	0 Months Ended			12 Months Ended			0 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2011 Foreign Country [Member] Year 2005 [Member] USD ($)	Dec. 31, 2011 Foreign Country [Member] Year 2005 [Member] ILS	Dec. 31, 2011 Foreign Country [Member] Year 2006 [Member] USD ($)	Dec. 31, 2011 Foreign Country [Member] Year 2006 [Member] ILS
Income Loss From Continuing Operations Before Income Taxes Minority Interest And Income Loss From Equity Method Investments
The Company and its Israeli subsidiaries				$ 2,051	$ 2,511	$ 1,561
Non-Israeli subsidiaries				905	1,135	642
Income before income taxes				2,956	3,646	2,203
Effect of acquired research and development in process on non-Israeli companies						1,402
Income Tax Expense Benefit Continuing Operations By Jurisdiction
In Israel				71	139	48
Outside Israel				56	144	118
Income Tax Expense (Benefit), Total				127	283	166
Federal Income Tax Expense Benefit Continuing Operations
Current				689	560	408
Deferred income taxes-net and uncertain tax positions				(562)	(277)	(242)
Provision for income taxes				127	283	166
Effective Income Tax Rate Reconciliation
Statutory tax rate in Israel				24.00%	25.00%	26.00%
Different effective tax rates applicable to non-Israeli subsidiaries				(5.00%)	(1.00%)	(3.00%)
The Company and its Israeli subsidiaries - mainly tax benefits arising from reduced tax rates under benefit programs				(17.00%)	(18.00%)	(19.00%)
Increase in uncertain tax positions-net				2.00%	2.00%	4.00%
Effective consolidated tax rate				4.00%	8.00%	8.00%
Short-term deferred tax assets (liabilities)-net:
Inventory related	299	227		299	227
Sales reserves and allowances	268	166		268	166
Provisions for employee-related obligations, current	49	51		49	51
Carryforward losses and deductions, current	113	89		113	89
Provision for legal settlements	199	37		199	37
Other	13	(70)		13	(70)
Short-term deferred tax assets (liabilities)-gross	941	500		941	500
Valuation allowance-in respect of carryforward losses and deductions that may not be utilized	(21)	(21)		(21)	(21)
Short-term deferred tax assets (liabilities)-net	920	479		920	479
Long-term deferred tax assets (liabilities)-net:
Deferred Tax Liabilities Property Plant And Equipment	(185)	(131)		(185)	(131)
Intangible assets	(2,562)	(1,318)		(2,562)	(1,318)
Provisions for employee related obligations, noncurrent	40	56		40	56
Carryforward losses and deductions, noncurrent	591	351		591	351
Other	(1)	(39)		(1)	(39)
Long-term deferred tax assets (liabilities)-gross	(2,117)	(1,081)		(2,117)	(1,081)
Deferred Tax Assets Valuation Allowance Noncurrent	(431)	(190)		(431)	(190)
Long-term deferred tax assets (liabilities)-net	(2,548)	(1,271)		(2,548)	(1,271)
Deferred tax assets (liabilities) - net	(1,628)	(792)		(1,628)	(792)
Reconciliation Of Unrecognized Tax Benefits Excluding Amounts Pertaining To Examined Tax Returns Roll Forward
Balance at the beginning of the year				795	726	631
Increase related to prior year tax positions, net				(45)	20	98
Increase related to current year tax positions				131	47	35
Tax assessments settlements				(20)	(15)	(37)
Acquisition				52	13	0
Other				(6)	4	(1)
Balance at the end of the year	907	795	726	907	795	726
Unrecognized Tax Benefits Income Tax Penalties And Interest Expense	21	25	31				50	186	700	2,627
Balance of accrued potential penalties and interest in unrecognized tax benefits	115	94	70	115	94	70
Income Tax Contingency [Line Items]
Unrecognized Tax Benefits Income Tax Penalties And Interest Expense	$ 21	$ 25	$ 31				$ 50	186	$ 700	2,627

INCOME TAXESs (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Tax Carryforwards And Deductions Expiration Period One [Member]
Other Tax Carryforward [Line Items]
First year in period	Jan 1, 2013
Last year in period	Dec 31, 2014
Tax effect of unspecified carryforward losses and deductions	$ 46
Tax Carryforwards And Deductions Expiration Period Two [Member]
Other Tax Carryforward [Line Items]
First year in period	Jan 1, 2015
Last year in period	Dec 31, 2021
Tax effect of unspecified carryforward losses and deductions	95
Tax Carryforwards And Deductions No Expiration [Member]
Other Tax Carryforward [Line Items]
Tax effect of unspecified carryforward losses and deductions	95
Tax Carryforwards And Deductions Indefinite [Member]
Other Tax Carryforward [Line Items]
Tax effect of unspecified carryforward losses and deductions	$ 355

INCOME TAXES (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Deferred Taxes By Report [Line Items]
Deferred tax assets (liabilities) - net	$ (1,628)	$ (792)
Prepaid Expenses And Other Current Assets [Member]
Deferred Taxes By Report [Line Items]
Deferred tax assets (liabilities) - net	966	554
Other Current Liabilities [Member]
Deferred Taxes By Report [Line Items]
Deferred tax assets (liabilities) - net	(46)	(75)
Other Assets Deferred Taxes And Deferred Charges [Member]
Deferred Taxes By Report [Line Items]
Deferred tax assets (liabilities) - net	62	77
Deferred income taxes [Member]
Deferred Taxes By Report [Line Items]
Deferred tax assets (liabilities) - net	$ (2,610)	$ (1,348)

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative [Line Items]
Stated interest rate on Senior Notes due 2016	7.20%
Proceeds from Accounts Receivable Securitization	558,000,000
Currency And Interest Rate Swap Senior Notes Due 2015 [Member]
Derivative [Line Items]
Principal amount subject to interest rate swap agreements			1,000,000,000
Stated interest rate on Senior Notes due 2016		3.00%
Description of the interest rate terms of the swap agreement	Teva pays a fixed rate of 2.36% on the euro principal amount, as compared to the stated 3.00% fixed rate on the dollar principal amount.
Interest Rate Swap Senior Notes Due 2014 [Member]
Derivative [Line Items]
Description of the interest rate terms of the swap agreement	Teva is currently paying an effective interest rate of three months LIBOR plus an average 0.39% on the $250 million principal amount, as compared to the stated 1.70% fixed rate.
Interest Rate Swap Senior Notes Due 2013 [Member]
Derivative [Line Items]
Principal amount subject to interest rate swap agreements	1,100,000,000
Description of the interest rate terms of the swap agreement	Teva is currently paying an effective interest rate of 1.61% on the $1.1 billion principal amount, as compared to the stated three months LIBOR plus an average 0.9% rate.
Currency And Interest Rate Swap Senior Notes Due 2021 [Member]
Derivative [Line Items]
Description of the interest rate terms of the swap agreement	Teva pays a fixed rate of 3.85% on the euro principal amount, as compared to the stated 3.65% fixed rate on the dollar principal amount.

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Foreign Exchange Contract [Member] | Deferred Taxes And Other Current Assets [Member] | Nondesignated [Member]
Derivative Asset, Fair Value, Net [Abstract]
Derivative Fair Value Of Derivative Asset	$ 17	$ 17
Foreign Exchange Contract [Member] | Accounts Payable [Member] | Nondesignated [Member]
Derivative Liability, Fair Value, Net [Abstract]
Derivative Fair Value Of Derivative Liability	57	16
Interest Rate Swap [Member] | Long Term Investments And Receivables [Member] | Designated As Hedging Instrument [Member]
Derivative Asset, Fair Value, Net [Abstract]
Derivative Fair Value Of Derivative Asset	25	0
Interest Rate Swap [Member] | Senior Notes And Loans [Member] | Designated As Hedging Instrument [Member]
Derivative Liability, Fair Value, Net [Abstract]
Derivative Fair Value Of Derivative Liability	$ 53	$ 70

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Details 2)	Oct. 14, 2011 USD ($)	Dec. 31, 2011 Foreign Exchange Contract [Member] Financial Expenses Net [Member] USD ($)	Dec. 31, 2010 Foreign Exchange Contract [Member] Financial Expenses Net [Member] USD ($)	Dec. 31, 2011 Swap [Member] Financial Expenses Net [Member] USD ($)	Dec. 31, 2010 Swap [Member] Financial Expenses Net [Member] USD ($)	Dec. 31, 2010 Forward And Option Contracts [Member] USD ($)	Aug. 10, 2010 Forward And Option Contracts [Member] EUR (€)
Derivative Instruments Gain Loss [Line Items]
Gain (loss) recognized in earnings for the period on derivative contracts		$ (5,000,000)	$ (31,000,000)	$ 20,000,000	$ 20,000,000	$ (102,000,000)
Derivative Notional Amount							1,500,000,000
Purchase price in US dollars	$ 6,500,000,000						€ 3,600,000,000

FINANCIAL EXPENSES NET (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Financial Expenses Net [Abstract]
Investment Income Nonoperating	$ 44	$ 57	$ 58
Interest expense	(234)	(202)	(230)
Gain Loss Recognized In Earnings From Hedging Foreign Currency Risk Of Business Combination Purchase Price Obligation	0	(102)	0
Foreign Currency Transaction Gain Loss Before Tax	(16)	22	(24)
Settlement received on auction rate securities portfolio	0	0	0
Other Than Temporary Impairment Losses Investments Portion Recognized In Earnings Net Available For Sale Securities	0	0	(6)
Gain From Interest Rate Swap Transaction	53	0	0
Financial expenses-net	$ (153)	$ (225)	$ (202)

LEGAL SETTLEMENTS, IMPAIRMENT, RESTRUCTURING AND ACQUISITION COSTS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Restructuring Charges [Abstract]
One-time termination costs	$ 154	$ 187
Loss On Contract Termination	11
Associated other restructuring costs	27
Merger And Acquisition Costs	37	24	4
Legal settlements	471	2	434
Impairment of long-lived assets	201	124	110
Restructuring expenses	192	260	90
Total	$ 901	$ 410	$ 638

ENTITY-WIDE DISCLOSURES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	$ 18,312	$ 16,121	$ 13,899
Information About Major Customers And Products [Abstract]
The net sales to the Companys largest customer as a percentage of total net sales	14.00%	16.00%	16.00%
The net sales of Copaxone as a percentage of total net sales	0.00%	18.00%	18.00%
Products And Services [Domain]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	18,312	16,121	13,899
Segment Geographical Groups Of Countries Group One Member | Products And Services [Domain]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	8,800	9,394	8,157
Segment Geographical Groups Of Countries Group One Member | Generics [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	3,957	5,789	5,037
Segment Geographical Groups Of Countries Group One Member | Branded [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	4,804	3,600	3,096
Segment Geographical Groups Of Countries Group One Member | Other Products [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	39	5	24
Segment Geographical Groups Of Countries Group Two Member | Products And Services [Domain]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	5,660	3,947	3,271
Segment Geographical Groups Of Countries Group Two Member | Generics [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	3,810	2,637	2,030
Segment Geographical Groups Of Countries Group Two Member | Branded [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	1,101	746	687
Segment Geographical Groups Of Countries Group Two Member | Other Products [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	749	564	554
Segment Geographical Groups Of Countries Group Three [Member] | Products And Services [Domain]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	3,852	2,780	2,471
Segment Geographical Groups Of Countries Group Three [Member] | Generics [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	2,429	1,481	1,397
Segment Geographical Groups Of Countries Group Three [Member] | Branded [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	588	509	419
Segment Geographical Groups Of Countries Group Three [Member] | Other Products [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales by geographic area	835	790	655
Israel [Member] | Products And Services [Domain]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales in Israel	$ 621	$ 566	$ 500

ENTITY-WIDE DISCLOSURES (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Product Information [Line Items]
Net revenues	$ 18,312	$ 16,121	$ 13,899
Generics Active Pharmaceutical Ingredients [Member]
Product Information [Line Items]
Net revenues	747	641	565
Branded CNS [Member]
Product Information [Line Items]
Net revenues	4,412	3,202	2,665
Branded Respiratory Products [Member]
Product Information [Line Items]
Net revenues	878	747	775
Branded Womens Health Products [Member]
Product Information [Line Items]
Net revenues	438	374	357
Branded Oncology Products [Member]
Product Information [Line Items]
Net revenues	268	74	50
Other Branded Products [Member]
Product Information [Line Items]
Net revenues	497	458	355
Other O T C Products [Member]
Product Information [Line Items]
Net revenues	765	496	457
Other Revenues [Member]
Product Information [Line Items]
Net revenues	858	863	776
Branded C N S Copaxone [Member]
Product Information [Line Items]
Net revenues	3,570	2,958	2,486
Branded C N S Provigil [Member]
Product Information [Line Items]
Net revenues	350	0	0
Branded C N S Azilect [Member]
Product Information [Line Items]
Net revenues	290	244	179
Branded C N S Nuvigil [Member]
Product Information [Line Items]
Net revenues	86	0	0
Branded Respiratory Proair [Member]
Product Information [Line Items]
Net revenues	436	396	455
Branded Respiratory Qvar [Member]
Product Information [Line Items]
Net revenues	305	250	202
Branded Oncology Treanda [Member]
Product Information [Line Items]
Net revenues	131	0	0
Generics [Member]
Product Information [Line Items]
Net revenues	10,196	9,907	8,464
Branded [Member]
Product Information [Line Items]
Net revenues	6,493	4,855	4,202
Others [Member]
Product Information [Line Items]
Net revenues	$ 1,623	$ 1,359	$ 1,233

ENTITY-WIDE DISCLOSURES (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant and equipment, net	$ 5,947	$ 4,357
Israel [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant and equipment, net	1,459	1,227
United States [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant and equipment, net	1,053	704
Croatia [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant and equipment, net	311	309
Hungary [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant and equipment, net	388	334
United Kingdom [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant and equipment, net	297	275
Other Countries [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant and equipment, net	1,357	1,143
Germany [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant and equipment, net	317	313
Japan [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Property, plant and equipment, net	$ 765	$ 52

EARNINGS PER SHARE (Details) (USD $) In Millions, unless otherwise specified	0 Months Ended	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Stockholders Equity Number Of Shares Par Value And Other Disclosures Abstract
Anti-dilutive securities excluded from computation of earnings per share, amount	16
Net Income And Weighted Average Number Of Shares Used In Computation Of Basic And Diluted Earnings Per Share [Abstract]
Net income attributable to Teva		$ 2,759	$ 3,331	$ 2,000
Interest expense on convertible senior debentures, and issuance costs, net of tax benefits		0	44	1
Net income used for the computation of diluted earnings per share		$ 2,759	$ 3,375	$ 2,001
Weighted average number of shares used in the computation of basic earnings per share		890	896	872
Additional shares from the assumed exercise of employee stock options and unvested RSU's		2	6	7
Weighted average number of additional shares issued upon the assumed conversion of convertible senior debentures		1	19	17
Weighted average number of shares used in the computation of diluted earnings per share		893	921	896
Ordinary And Special Shares Outstanding [Abstract]
Ordinary shares - issued	923	942	937	923
Special shares - exchangeable into ordinary shares	5	5	5	5
Total ordinary and special shares issued	928	947	942	928
Treasury, shares	38	59	40	38
Total ordinary and special shares outstanding	890	888	902	890

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Allowance For Doubtful Accounts Current Member
Valuation And Qualifying Accounts Disclosure [Line Items]
Charged to costs and expenses	$ 20	$ 29	$ 13
Charged to other accounts	(6)	9	(20)
Deductions	(24)	(11)	(6)
Ending balance	116	126	99	112
Valuation Allowance Tax Carryforward Losses And Deductions [Member]
Valuation And Qualifying Accounts Disclosure [Line Items]
Charged to costs and expenses	124	77	16
Charged to other accounts	198	24	(8)
Deductions	(81)	(11)	5
Ending balance	$ 452	$ 211	$ 121	$ 108